Alternative Loan Trust 2007-HY9
Issuing Entity
Final Term Sheet
$34,861,100
(Approximate)
CWALT, Inc.
Depositor
Countrywide Home Loans, Inc.
Sponsor and Seller
Countrywide Home Loans Servicing LP
Master Servicer

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.
The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.
This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.
The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

FREE WRITING PROSPECTUS DATED July 30, 2007
Mortgage Pass-Through Certificates, Series 2007-HY9
Distributions payable monthly, beginning August 27, 2007

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus:

	Initial Class			Initial Class
	Certificate			Certificate
	Balance/Initial			Balance/Initial
	Notional	Pass-Through		Notional	Pass-Through
	Amount (1)	Rate (2)		Amount (1)	Rate (2)
Class X	$191,565,602 (3)	Variable	Class M-5	$2,034,000	Floating
Class A-R	$100	N/A	Class M-6	$2,033,000	Floating
Class M-1	$13,363,000	Floating	Class M-7	$2,034,000	Floating
Class M-2	$4,939,000	Floating	Class M-8	$2,033,000	Floating
Class M-3	$3,486,000	Floating	Class M-9	$2,034,000	Floating
Class M-4	$2,905,000	Floating

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)	The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the method of calculating their pass-through rates and their initial ratings, are listed in the tables under “Summary — Description of the Certificates” in this free writing prospectus.

(3)	The Class X Certificates are interest-only notional amount certificates. The initial notional amount is set forth in the table but is not included in the aggregate class certificate balance of the certificates offered.

Summary
Issuing Entity
Alternative Loan Trust 2007-HY9, a common law trust formed under the laws of the State of New York.
Depositor
CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.
Sponsor and Sellers
Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.
Master Servicer
Countrywide Home Loans Servicing LP
Trustee
The Bank of New York
Swap Counterparty and Put Counterparty
Deutsche Bank AG, New York Branch
Corridor Counterparty
Bear Stearns Financial Products Inc.
The NIM Insurer
After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class P and Class C Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus as the “NIM Insurer.” The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.
Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.
Pooling and Servicing Agreement
The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.
Cut-off Date
For any mortgage loan, the later of July 1, 2007 and the origination date for that mortgage loan.
Closing Date
On or about July 31, 2007.
The Mortgage Loans
The mortgage pool will consist primarily of 30- and 40-year conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate stated principal balance of approximately $581,012,001 as of the cut-off date. The mortgage rate on each mortgage loan is fixed for a specified period after origination after which the mortgage rate adjusts based on a specified index.
Solely for purposes of calculating the notional amount of the Class X Certificates, information is provided in this free writing prospectus and in Annex A attached to this free writing prospectus for a portion of the mortgage loans. Sub-group X will consist of the mortgage loans that have a mortgage rate that is fixed for ten years after origination after which the mortgage rate adjusts based on a specified index (each, a “10/1 Mortgage Loan”). As of the cut-off date, the aggregate stated principal balance of the mortgage loans in sub-group X was $191,565,602.

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.
As of the cut-off date, the mortgage loans had the following characteristics:

Aggregate Current Principal Balance	$581,012,001
Geographic Concentrations in excess of 10%:
California	65.51%
Weighted Average Original LTV Ratio	74.44%
Weighted Average Current Mortgage Rate	6.752%
Range of Current Mortgage Rates	4.750% to 9.125%
Average Current Principal Balance	$664,773
Range of Current Principal Balances	$100,000 to $3,000,000
Weighted Average Remaining Term to Maturity	360 months
Weighted Average FICO Credit Score	713
Weighted Average Gross Margin	2.265%
Weighted Average Maximum Mortgage Rate	11.780%
Weighted Average Minimum Mortgage Rate	2.271%
As of the cut-off date, the mortgage loans in sub-group X had the following characteristics:

Aggregate Current Principal Balance	$191,565,602
Geographic Concentrations in excess of 10%:
California	69.67%
Weighted Average Original LTV Ratio	73.13%
Weighted Average Current Mortgage Rate	6.824%
Range of Current Mortgage Rates	5.500% to 8.625%
Average Current Principal Balance	$733,968
Range of Current Principal Balances	$100,000 to $3,000,000
Weighted Average Remaining Term to Maturity	360 months
Weighted Average FICO Credit Score	716
Weighted Average Gross Margin	2.260%
Weighted Average Maximum Mortgage Rate	11.824%
Weighted Average Minimum Mortgage Rate	2.266%
Additional information regarding the mortgage loans in the mortgage pool and the mortgage loans in sub-group X is set forth in Annex A attached to this free writing prospectus.

Description of the Certificates
The issuing entity will issue the following classes of certificates:

	Initial
	Class Certificate
	Balance/Initial		Initial Rating	Initial Rating
Class	Notional Amount (1)	Type	(Moody’s) (2)	(S&P) (2)
Offered Certificates
Class X	$191,565,602	Senior/Variable Pass-Through Rate/Notional Amount/Interest-Only	Aaa	AAA
Class A-R	$100	Senior/REMIC Residual/Principal Only	Aaa	AAA
Class M-1	$13,363,000	Subordinate/Floating Pass-Through Rate	Aa1	AA+
Class M-2	$4,939,000	Subordinate/Floating Pass-Through Rate	Aa2	AA+
Class M-3	$3,486,000	Subordinate/Floating Pass-Through Rate	Aa3	AA
Class M-4	$2,905,000	Subordinate/Floating Pass-Through Rate	A1	AA
Class M-5	$2,034,000	Subordinate/Floating Pass-Through Rate	A2	A+
Class M-6	$2,033,000	Subordinate/Floating Pass-Through Rate	A3	A-
Class M-7	$2,034,000	Subordinate/Floating Pass-Through Rate	Baa1	A-
Class M-8	$2,033,000	Subordinate/Floating Pass-Through Rate	Baa2	BBB+
Class M-9	$2,034,000	Subordinate/Floating Pass-Through Rate	Baa3	BBB

Non-Offered Certificates (3)
Class A-1	$537,436,000	Senior/Floating Pass-Through Rate
Class M-10	$2,033,000	Subordinate/Floating Pass-Through Rate
Class M-11	$2,034,000	Subordinate/Floating Pass-Through Rate
Class M-12	$2,614,000	Subordinate/Floating Pass-Through Rate
Class P (4)	$100	Prepayment Charges
Class C	N/A	Excess Cashflow

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2)	The offered certificates will not be offered unless they are assigned the indicated ratings by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”). The Class A-1, Class M-10, Class M-11, Class M-12, Class P and Class C Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)	The Class A-1, Class M-10, Class M-11, Class M-12, Class P and Class C Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class A-1, Class M-10, Class M-11, Class M-12, Class P and Class C Certificates is provided only to permit a better understanding of the offered certificates.

(4)	The Class P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans. The Class P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate cut-off date principal balance of the mortgage loans that require payment of a prepayment charge. The Class P Certificates will not bear interest.

The certificates also will have the following characteristics:

	Pass-Through Rate	Pass-Through Rate
	On Or Prior To	After
	Optional	Optional		Interest Accrual
Class	Termination Date	Termination Date	Accrual Period	Convention
Offered Certificates
Class X	(1)	(1)	calendar month (2)	30/360 (3)
Class A-R	(4)	(4)	N/A	N/A
Class M-1	LIBOR + 0.450% (5)	LIBOR + 0.675% (5)	(6)	Actual/360 (7)
Class M-2	LIBOR + 0.500% (5)	LIBOR + 0.750% (5)	(6)	Actual/360 (7)
Class M-3	LIBOR + 0.650% (5)	LIBOR + 0.975% (5)	(6)	Actual/360 (7)
Class M-4	LIBOR + 1.000% (5)	LIBOR + 1.500% (5)	(6)	Actual/360 (7)
Class M-5	LIBOR + 1.500% (5)	LIBOR + 2.250% (5)	(6)	Actual/360 (7)
Class M-6	LIBOR + 1.750% (5)	LIBOR + 2.625% (5)	(6)	Actual/360 (7)
Class M-7	LIBOR + 2.250% (5)	LIBOR + 3.375% (5)	(6)	Actual/360 (7)
Class M-8	LIBOR + 2.250% (5)	LIBOR + 3.375% (5)	(6)	Actual/360 (7)
Class M-9	LIBOR + 2.250% (5)	LIBOR + 3.375% (5)	(6)	Actual/360 (7)

Non-Offered Certificates
Class A-1	LIBOR + 0.270% (5)	LIBOR + 0.540% (5)	(6)	Actual/360 (7)
Class M-10	LIBOR + 2.250% (5)	LIBOR + 3.375% (5)	(6)	Actual/360 (7)
Class M-11	LIBOR + 2.250% (5)	LIBOR + 3.375% (5)	(6)	Actual/360 (7)
Class M-12	LIBOR + 2.250% (5)	LIBOR + 3.375% (5)	(6)	Actual/360 (7)
Class P	N/A	N/A	N/A	N/A
Class C	N/A	N/A	N/A	N/A

(1)	The pass-through rate on the Class X Certificates for the accrual period related to (i) any distribution date on or prior to the distribution date in July 2017 will be 0.65% per annum, and (ii) any distribution date after the distribution date in July 2017 will be 1.65% per annum. Interest on the Class X Certificates will only be payable from interest funds on the mortgage loans in sub-group X.

(2)	The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3)	Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(4)	The Class A-R Certificates will not bear interest.

(5)	The pass-through rates on these classes of LIBOR certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap and the maximum rate, except that the Class A-1 Certificates are not subject to the maximum rate. LIBOR for the related accrual period is calculated as described in this free writing prospectus under “Description of the Certificates—Determination of LIBOR.”

(6)	The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(7)	Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the accrual period.
See “Description of the Certificates” in this free writing prospectus.

Designations
We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Classes of Certificates
Senior Certificates	Class A-1, Class X and Class A-R Certificates
Subordinated Certificates	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates
LIBOR Certificates	Class A-1 Certificates and Subordinated Certificates
Notional Amount Certificates	Class X Certificates
Offered Certificates	Senior Certificates (other than the Class A-1 Certificates) and Subordinated Certificates (other than the Class M-10, Class M-11 and Class M-12 Certificates)
Record Date
LIBOR Certificates:
The business day immediately preceding a distribution date, or if the LIBOR certificates are no longer book-entry certificates, the last business day of the month preceding the month of that distribution date.
Class X and Class A-R Certificates:
The last business day of the month preceding the month of that distribution date.
Denominations
Offered Certificates other than the Class A-R Certificates:
$25,000 and multiples of $1 in excess thereof.
Class A-R Certificates:
Two certificates of $99.99 and $0.01, respectively.
Registration of Certificates
Offered Certificates other than the Class A-R Certificates:
Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company.
Class A-R Certificates:
Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.
See “Description of the Certificates — Book-Entry Certificates; Denominations” in this free writing prospectus.
Distribution Dates
Beginning on August 27, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.
Last Scheduled Distribution Date
The last scheduled distribution date for the offered certificates is the distribution date in September 2037. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.
Interest Payments
The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates are listed in the tables under “Summary — Description of the Certificates” in this free writing prospectus.

On each distribution date, holders of each class of offered certificates (other than the Class A-R Certificates) will be entitled to receive:
•	the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount of that class of certificates immediately prior to that distribution date, and
•	any interest due on a prior distribution date that was not paid (sometimes referred to as interest carry forward amount).
For each class of subordinated certificates, any interest carry forward amount will be payable from excess cashflow as and to the extent described in this free writing prospectus and from payments, if any, allocated to the issuing entity in respect of the certificate swap contract, the subordinated certificate swap contract and the subordinated certificate corridor contract to the extent such amounts are available for that purpose in the manner described in this free writing prospectus.
There are certain circumstances that could reduce the amount of interest paid to you.
See “Description of the Certificates — Interest” and “ — The Derivative Agreements —Certificate Swap Contract”, “ —Subordinated Certificate Swap Contract” and “ —Subordinated Certificate Corridor Contract” in this free writing prospectus.
Net Rate Carryover
If the pass-through rate on a class of LIBOR certificates for the accrual period related to a distribution date is limited by the net rate cap, any resulting interest shortfall (referred to as “net rate carryover”), up to the maximum rate (other than the Class A-1 Certificates), may be paid from excess cashflow as and to the extent described in this free writing prospectus and from payments, if any, allocated to the issuing entity in respect of the certificate swap contract in the manner described in this free writing prospectus. Additionally, net rate carryover on the subordinated certificates may be paid from payments, if any, allocated to the issuing entity in respect of the subordinated certificate swap contract and the subordinated certificate corridor contract to the extent such amounts are available for that purpose.
See “Description of the Certificates —Overcollateralization Provisions” and “ — The Derivative Agreements” in this free writing prospectus.
Principal Payments
On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the distribution of principal. The priority of distributing principal among the classes of certificates will differ as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.
See “Description of the Certificates — Principal” in this free writing prospectus.
Amounts Available for Distributions on the Certificates
Amounts Available with respect to Interest Distributions
The amount available for interest distributions on the certificates on any distribution date will generally consist of the following amounts, after fees and expenses as described below are subtracted (provided, however, that interest distributions on the Class X Certificates will consist of such amounts only with respect to the mortgage loans in sub-group X):
•	scheduled payments of interest on the mortgage loans collected during the applicable period;
•	interest on prepayments on the mortgage loans to the extent not allocable to the master servicer as additional servicing compensation;
•	interest amounts advanced by the master servicer on the mortgage loans and any required compensating interest paid by the master servicer related to voluntary prepayments in full on the mortgage loans; and
•	liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to interest).
Amounts Available with respect to Principal Distributions
The amount available for principal distributions on the certificates on any distribution date will generally consist of the following amounts (after fees and expenses as described below are subtracted):

•	scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

•	prepayments on the mortgage loans collected in the applicable period;

•	the stated principal balance of any mortgage loans repurchased or purchased by a seller or the master servicer, as applicable;

•	all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•	the excess, if any, of the stated principal balance of a deleted mortgage loan over the stated principal balance of the related substitute mortgage loan;

•	subsequent recoveries with respect to the mortgage loans;

•	liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to principal); and

•	excess interest (to the extent available) to maintain the targeted overcollateralization level as described under “Description of the Certificates — Overcollateralization Provisions” in this free writing prospectus.
Fees and Expenses
The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:
•	the master servicing fee and additional servicing compensation due to the master servicer;
•	the trustee fee due to the trustee;
•	lender paid mortgage insurance premiums, if any;
•	the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the certificate account pursuant to the pooling and servicing agreement;
•	all prepayment charges (which are distributable only to the Class P Certificates);
•	any put fee or any termination payment owed to the put counterparty with respect to the put contract for the Class A-1 Certificates; and
•	all other amounts for which the depositor, a seller, the master servicer or any NIM Insurer is entitled to be reimbursed.
Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.
Servicing Compensation
Master Servicing Fee:
The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.200% per annum until the end of the loan’s initial fixed-rate period (including the date of adjustment of the mortgage rate) and multiplied by 0.375% per annum thereafter. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.
Additional Servicing Compensation:
The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges), prepayment interest excess and all reinvestment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to mortgage loans.
Source and Priority of Distributions:
The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.
Priority of Distributions; Distributions of Interest
In general, on any distribution date, interest funds will be distributed in the following order:

(1) concurrently and pro rata based on the amounts owing under each of the following clauses:
(a) to the certificate swap account, any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the swap counterparty under the certificate swap contract with respect to such distribution date;
(b) to the put account in an amount up to the put amount, the put fee for such distribution date or any termination payment owed to the put counterparty with respect to the put contract for the Class A-1 Certificates; and
(c) to the subordinated certificate swap account, any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the swap counterparty under the subordinated certificate swap contract with respect to such distribution date;
(2) from interest collections on the mortgage loans in sub-group X, current interest and interest carry forward amount to the Class X Certificates;
(3) to the Class A-1 Certificates, the current interest and interest carry forward amount for such class;
(4) sequentially, in order of their distribution priorities, to each class of subordinated certificates, the current interest for each such class; and
(5) any remainder as part of the excess cashflow.
Priority of Distributions; Distributions of Principal
Effect of the Stepdown Date if a Trigger Event is not in Effect
On any distribution date on or after the stepdown date (and so long as a trigger event is not in effect), instead of allocating all amounts distributable as principal to the senior certificates (other than the notional amount certificates) until those senior certificates are paid in full, a portion of those amounts distributable as principal will be allocated to the subordinated certificates.
The amount allocated to each class of certificates on or after the stepdown date and so long as a trigger event is not in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates. These amounts are described in more detail under “Description of the Certificates —Principal” in this free writing prospectus.
Trigger Events:
A “trigger event” refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates (other than the notional amount certificates), until the senior certificates are paid in full, before any distributions of principal are made on the subordinated certificates.
The Stepdown Date:
The stepdown date will be the earlier of:
•	the distribution date immediately following the distribution date on which the aggregate class certificate balance of the senior certificates is reduced to zero; and
•	the later of: (a) the August 2010 distribution date and (b) the first distribution date on which the aggregate class certificate balance of the senior certificates (prior to taking into account any distribution of principal on such certificates for such distribution date) is less than 85.00% of the aggregate stated principal balance of the mortgage loans as of the due date in the month of that distribution date (after giving effect to principal prepayments received in the related prepayment period).
On any distribution date prior to the stepdown date or on which a trigger event is in effect, the principal distribution amount will be distributed in the following order:
(1) sequentially, to the Class A-R and Class A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero;
(2) sequentially, in order of their distribution priorities, to each class of subordinated certificates, until their respective class certificate balances are reduced to zero; and
(3) any remainder as part of the excess cashflow.

On any distribution date on or after the stepdown date and so long as a trigger event is not in effect, the principal distribution amount will be distributed in the following order:
(1) in an amount up to the senior principal distribution target amount, to the Class A-1 Certificates, until its class certificate balance is reduced to zero;
(2) sequentially, in order of their distribution priorities, to each class of subordinated certificates, the subordinated class principal distribution target amount for each such class, until their respective class certificate balances are reduced to zero; and
(3) any remainder as part of the excess cashflow.
The Put Contract
The Class A-1 Certificates are subject to a mandatory put contract through which the put counterparty will be obligated to purchase the Class A-1 Certificates on the distribution date in August 2017 if all conditions precedent are satisfied. On each distribution date on or prior to the distribution date in August 2017, the put counterparty is entitled to the put fee in consideration for entering into such put contract.
See “Description of the Certificates — The Put Contract” in this free writing prospectus.
The Derivative Agreements
The senior certificates and the subordinated certificates (other than the Class A-R and Class X Certificates) will have the benefit of the certificate swap contract as described below. Additionally, the subordinated certificates will have the benefit of the subordinated certificate swap contract and the subordinated certificate corridor contract, in each case as described below.
Each derivative agreement will be evidenced by a separate transaction between the applicable counterparty and the trustee, acting on behalf of a separate supplemental interest trust created under the pooling and servicing agreement.
Certificate Swap Contract
Beginning on the distribution date in September 2007 and on each distribution date prior to and including the distribution date in July 2012, the supplemental interest trustee will be obligated to pay to the swap counterparty an amount equal to the product of (i) 5.40% per annum, (ii) the certificate swap contract notional balance for that distribution date and (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360. In addition, on the business day preceding each distribution date, the swap counterparty will be obligated to pay to the supplemental interest trustee an amount equal to the product of (i) one-month LIBOR (as determined by the swap counterparty), (ii) the certificate swap contract notional balance for that distribution date and (iii) the actual number of days in the related calculation period, divided by 360.
On each distribution date, to the extent that the amount payable by the supplemental interest trustee exceeds the amount payable by the swap counterparty under the certificate swap contract, the trustee will be required to deduct from available funds the amount of that excess and to remit the amount of that excess to the supplemental interest trustee for payment to the swap counterparty. To the extent that the amount payable by the swap counterparty exceeds the amount payable by the supplemental interest trustee, the swap counterparty will be required to pay to the supplemental interest trustee, on the business day preceding such distribution date, the amount of that excess. Any net swap payment received by the supplemental interest trustee from the swap counterparty under the certificate swap contract will be distributed, following distributions of excess cashflow, only to the extent necessary to cover unpaid current interest and interest carry forward amount on the LIBOR certificates, to cover net rate carryover and unpaid realized loss amounts on the LIBOR certificates and to restore and maintain overcollateralization at the required level. The remaining portion of any net swap payment received by the supplemental interest trustee from the swap counterparty under the certificate swap contract will be paid to Deutsche Bank Securities Inc. and will not be available to cover any amounts on any class of certificates.
See “Description of the Certificates — The Derivative Agreements —Certificate Swap Contract” in this free writing prospectus.

Subordinated Certificate Swap Contract
Beginning on the distribution date in September 2007 and on each distribution date prior to and including the distribution date in July 2012, the supplemental interest trustee will be obligated to pay to the swap counterparty an amount equal to the product of (i) 5.40% per annum, (ii) the subordinated certificate swap contract notional balance for that distribution date and (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360. In addition, on the business day preceding each distribution date, the swap counterparty will be obligated to pay to the supplemental interest trustee an amount equal to the product of (i) one-month LIBOR (as determined by the swap counterparty), (ii) the subordinated certificate swap contract notional balance for that distribution date and (iii) the actual number of days in the related calculation period, divided by 360.
On each distribution date, to the extent that the amount payable by the supplemental interest trustee exceeds the amount payable by the swap counterparty under the subordinated certificate swap contract, the trustee will be required to deduct from available funds the amount of that excess and to remit the amount of that excess to the supplemental interest trustee for payment to the swap counterparty. To the extent that the amount payable by the swap counterparty exceeds the amount payable by the supplemental interest trustee, the swap counterparty will be required to pay to the supplemental interest trustee, on the business day preceding such distribution date, the amount of that excess. Any net swap payment received by the supplemental interest trustee from the swap counterparty under the subordinated certificate swap contract will be distributed, following distributions of excess cashflow and amounts received under the certificate swap contract, only to the extent necessary to cover unpaid current interest and interest carry forward amount on the subordinated certificates, to cover net rate carryover and unpaid realized loss amounts on the subordinated certificates and to restore and maintain overcollateralization at the required level. The remaining portion of any net swap payment received by the supplemental interest trustee from the swap counterparty under the subordinated certificate swap contract will be paid to Deutsche Bank Securities Inc. and will not be available to cover any amounts on any class of certificates.
See “Description of the Certificates — The Derivative Agreements —Subordinated Certificate Swap Contract” in this free writing prospectus.
Subordinated Certificate Corridor Contract
Beginning on the distribution date in September 2007, the subordinated certificates will have the benefit of the subordinated certificate corridor contract. Amounts, if any, received by the supplemental interest trustee in respect of the subordinated certificate corridor contract from the corridor counterparty will be deposited in the subordinated certificate corridor account. On each distribution date on or prior to the subordinated certificate corridor contract termination date, amounts, if any, on deposit in the subordinated certificates corridor account will be distributed, following distributions of excess cashflow and amounts received under the certificate swap contract and the subordinated certificate swap contract, to the subordinated certificates, only to the extent necessary to cover unpaid current interest and interest carry forward amount on the subordinated certificates, to cover net rate carryover and unpaid realized loss amounts on the subordinated certificates and to restore and maintain overcollateralization at the required level.
Payments under the subordinated certificate corridor contract will be made pursuant to the formula described in” Description of the Certificates — The Derivative Agreements —Subordinated Certificate Corridor Contract” in this free writing prospectus.
Credit Enhancement
Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:
Overcollateralization
On the closing date, it is expected that the aggregate stated principal balance of the mortgage loans will exceed the initial aggregate class certificate balance of the senior and subordinated certificates (other than the Class X Certificates) by approximately $2,033,901. This amount is called “overcollateralization” and is approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.
On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans that would otherwise be allocated to the certificates, if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required level of overcollateralization may change over time.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates, the effective rate of any net swap payment payable to the swap counterparty and the effective rate of any put fee payable to the put counterparty because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates, plus the weighted average expense fee rate, the effective rate of any net swap payments and the effective rate of any put fee. The “expense fee rate” is the sum of the master servicing fee rate, the trustee fee rate and with respect to any mortgage loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate. Any interest payments received in respect of the mortgage loans in excess of the amount that is needed to pay interest on the certificates and the issuing entity’s expenses will be used to maintain or restore the required level of overcollateralization.
See “Description of the Certificates—Overcollateralization Provisions” in this free writing prospectus.
Excess Cashflow
Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest distributions have been made and after the principal funds have been distributed.
On any distribution date, the excess cashflow (if any) will be distributed in the following order:
(1) to the classes of certificates that are entitled to receive principal on that distribution date to the extent necessary to restore or maintain the required level of overcollateralization;
(2) to the Class A-1 Certificates, in an amount up to any unpaid interest carry forward amount for such class;
(3) sequentially, in the order of their distribution priorities, to each class of subordinated certificates, in an amount up to any interest carry forward amount for each such class;
(4) to the Class A-1 Certificates, in an amount up to the unpaid realized loss amount for such class;
(5) sequentially, in the order of their distribution priorities, to each class of subordinated certificates, in an amount up to the unpaid realized loss amount for each such class;
(6) concurrently, to each class of LIBOR certificates, pro rata based on their respective unpaid net rate carryover, to the extent needed to pay any unpaid net rate carryover for each such class;
(7) concurrently, to the certificate swap account and the subordinated certificate swap account, pro rata based on the amounts of any swap termination payment due to the swap counterparty as a result of a swap counterparty trigger event under the related derivative agreement, in an amount up to any such swap termination payment; and
(8) to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.
Subordination
The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.
The senior certificates will have a distribution priority over the subordinated certificates. With respect to the subordinated certificates, the distribution priority is in numerical order.
Once the protection provided by excess cashflow and overcollateralization is exhausted, subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second, to the senior certificates (other than the notional amount certificates) in accordance with the priorities set forth below under “—Applied Realized Loss Amounts.”
See “Description of the Certificates — Applied Realized Loss Amounts” in this free writing prospectus and “Description of the Certificates — Overcollateralization Provisions” in this free writing prospectus.

Applied Realized Loss Amounts
After the credit enhancement provided by excess cashflow and overcollateralization (if any) have been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses are allocated to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero. If the aggregate class certificate balance of the subordinated certificates is reduced to zero, any realized losses on the mortgage loans will be allocated to the Class A-1 Certificates, until its class certificate balance is reduced to zero.
See “Description of the Certificates — Applied Realized Loss Amounts” in this free writing prospectus and “Description of the Certificates — Overcollateralization Provisions” in this free writing prospectus.
Advances
The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.
Repurchase, Substitution and Purchase of Mortgage Loans
The sellers will be required to repurchase, or substitute a replacement mortgage loan for, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.
The master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more according to the MBA Method.
If a borrower requests a reduction to the mortgage rate for the related mortgage loan, the master servicer is required to agree to that reduction if Countrywide Home Loans, Inc., in its corporate capacity, agrees to purchase that mortgage loan from the issuing entity. Countrywide Home Loans, Inc. will be obligated to purchase that mortgage loan upon modification of the mortgage rate by the master service
The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).
Optional Termination
The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. If the master servicer exercises the optional termination right it will result in the early retirement of the certificates. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.
Tax Status
For federal income tax purposes, the issuing entity (exclusive of the assets held in the carryover reserve fund) will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent regular interests in the master REMIC. The LIBOR certificates will also represent the right to receive payments of net rate carryover from excess cashflow and the certificate swap contract, subject to the deemed obligation to make termination payments on the certificate swap contract. The subordinated certificates will additionally represent the right to receive payments of net rate carryover from the subordinated swap contract and the subordinated certificate corridor contract, subject to the deemed obligation to make termination payments on the subordinated certificate swap contract. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The supplemental interest trust (and the accounts therein), the put contract and the derivative agreements will not constitute any part of any REMIC created under the pooling and servicing agreement.
ERISA Considerations
The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met. Investors acquiring the offered certificates (other than the Class X and Class A-R Certificates) with assets of such a plan, while the related derivative agreements are in effect, will be required to satisfy certain additional conditions, including satisfaction of the requirements of an investor-based class exemption.
Legal Investment
The senior certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Description of the Certificates
General
The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.
The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.
The Mortgage Pass-Through Certificates, Series 2007-HY9 consist of the Class A-1, Class X, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class P and Class C Certificates.

When describing the certificates in this free writing prospectus, we use the following terms:

Designation	Classes of Certificates
Senior Certificates	Class A-1, Class X and Class A-R Certificates
Subordinated Certificates	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates
LIBOR Certificates	Class A-1 Certificates and Subordinated Certificates
Notional Amount Certificates	Class X Certificates
Offered Certificates	Senior Certificates (other than the Class A-1 Certificates) and Subordinated Certificates (other than the Class M-10, Class M-11 and Class M-12 Certificates)
The certificates are generally referred to as the following types:

Class	Type
Class A-1 Certificates:	Senior/Floating Pass-Through Rate
Class X Certificates:	Senior/Variable Pass-Through Rate/Notional Amount/Interest-Only
Class A-R Certificates:	Senior/REMIC Residual/Principal Only
Subordinated Certificates:	Subordinate/Floating Pass-Through Rate
Class P Certificates:	Prepayment Charges
Class C Certificates:	Excess Cashflow
The Class A-1, Class M-10, Class M-11, Class M-12, Class P and Class C Certificates are not offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the Class A-1, Class M-10, Class M-11, Class M-12, Class P and Class C Certificates is provided only to permit a better understanding of the offered certificates.
Calculation of Class Certificate Balance
The “Class Certificate Balance” of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:
•	all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and
•	the Applied Realized Loss Amounts allocated to the class;
provided, however, that the Class Certificate Balance of the classes to which Applied Realized Loss Amounts have been allocated will be increased on each Distribution Date sequentially by class in the order of distribution priority by the amount of Subsequent Recoveries (if any) on the Mortgage Loans in the related Prepayment Period. After such allocation, a corresponding decrease will be made on such Distribution Date to the Unpaid Realized Loss Amount for any class that had its Class Certificate Balance increased by such allocation of Subsequent Recoveries.
Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount and will be distributed in the priority set forth below under “— Principal,” and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any Accrual Period preceding the Distribution Date on which such increase occurs.

Notional Amount Certificates
The Class X Certificates are Notional Amount Certificates.
The notional amount for the Class X Certificates and the Accrual Period for any Distribution Date will equal the aggregate Stated Principal Balance of the Mortgage Loans in Sub-Group X as of the Due Date in the preceding calendar month (after giving effect to principal prepayments received in the Prepayment Period related to such prior Due Date).
Book-Entry Certificates; Denominations
The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount of $25,000 and integral multiples of $1 in excess thereof. The depositor has been informed by the depository that its nominee will be CEDE & Co. (“CEDE”). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. No beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.
Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.
Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.
Determination of LIBOR
The LIBOR Certificates will bear interest during each Accrual Period at the applicable rate determined as described under “— Interest” below.
“One-Month LIBOR” applicable to an Accrual Period for the LIBOR Certificates will be determined on the second business day prior to the commencement of that Accrual Period (a “LIBOR Determination Date”). On each LIBOR Determination Date, the trustee, as calculation agent, will establish One-Month LIBOR for the related Accrual Period on the basis of the rate for one-month deposits in U.S. dollars quoted on the Bloomberg Terminal for that LIBOR Determination Date.
If on the initial LIBOR Determination Date, the calculation agent is required but unable to determine One-Month LIBOR in the manner provided in this free writing prospectus, One-Month LIBOR for the next Accrual Period will be 5.320%.

Payments on Mortgage Loans; Accounts
Certificate Account. On or before the closing date, the master servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, FSB, which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:
•	all payments on account of principal on the Mortgage Loans, including principal prepayments;

•	all payments on account of interest on the Mortgage Loans, net of the Master Servicing Fee (as adjusted by Compensating Interest payments), any lender paid mortgage insurance premiums and any Prepayment Interest Excess;

•	all payments on account of prepayment charges on the Mortgage Loans;

•	all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•	any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

•	any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly income from any mortgaged property that the master servicer or its designee has acquired through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan (“REO Property”);

•	all Substitution Adjustment Amounts; and

•	all advances made by the master servicer.
Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer.
The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:
•	to pay to the master servicer the Master Servicing Fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

•	to reimburse each of the master servicer and the trustee for unreimbursed advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such advance was made;

•	to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer’s certificate indicating the amount of the nonrecoverable advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

•	to reimburse the master servicer for insured expenses from the related insurance proceeds;

•	to reimburse the master servicer for any unreimbursed customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, “Servicing Advances”), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

•	to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

•	to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

•	to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

•	to withdraw an amount equal to the sum of (a) the Interest Funds, (b) the Principal Remittance Amount, (c) any prepayment charges received and (d) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

•	to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.
The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.
Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Interest Funds, the Principal Remittance Amount, any prepayment charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the “Distribution Account”). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:
•	the aggregate amount remitted by the master servicer to the trustee; and
•	any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.
The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders and for payment to the Swap Counterparty of any Net Swap Payment as described below under “— Interest” and “— Principal” and may from time to time make withdrawals from the Distribution Account:
•	to pay the Trustee Fee to the trustee;

•	to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

•	to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

•	to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.
Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.
Carryover Reserve Fund
The pooling and servicing agreement establishes an account (the “Carryover Reserve Fund”), which is held in trust by the trustee on behalf of the holders of the LIBOR Certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.
On each Distribution Date, to the extent that Excess Cashflow is available as described under “—Overcollateralization Provisions” below, the trustee will deposit in the Carryover Reserve Fund the amount needed to pay any Net Rate Carryover on the LIBOR Certificates as described under “—Overcollateralization Provisions” below.
The Derivative Accounts
The supplemental interest trustee will establish and maintain three derivative accounts in the supplemental interest trust (the “Derivative Accounts”):
•	a Certificate Swap Account on behalf of the holders of the Senior Certificates and Subordinated Certificates (other than the Class A-R and Class X Certificates) and the Swap Counterparty (the “Certificate Swap Account”),
•	a Subordinated Certificate Swap Account on behalf of the holders of the Subordinated Certificates and the Swap Counterparty (the “Subordinated Certificate Swap Account”), and
•	a Subordinated Certificate Corridor Account on behalf of the holders of the Subordinated Certificates (the “Subordinated Certificate Corridor Account”).
With respect to any Distribution Date on or prior to the Certificate Swap Contract Termination Date, the trustee will deposit into the Certificate Swap Account the portion of the Interest Funds for that Distribution Date and, if necessary, any portion of the Principal Remittance Amount for that Distribution Date that is to be paid to the Swap Counterparty with respect to the Certificate Swap Contract, the supplemental interest trustee will deposit in the Certificate Swap Account any Net Swap Payment or Swap Termination Payment received from the Swap Counterparty under the Certificate Swap Contract, each as described below under “—The Derivative Agreements — Certificate Swap Contract.”
With respect to any Distribution Date on or prior to the Subordinated Certificate Swap Contract Termination Date, the trustee will deposit into the Subordinated Certificate Swap Account the portion of the Interest Funds for that Distribution Date and, if necessary, any portion of the Principal Remittance Amount for that Distribution Date that is to be paid to the Swap Counterparty with respect to the Subordinated Certificate Swap Contract, and the supplemental interest trustee will deposit in the Subordinated Certificate Swap Account any Net Swap Payment or Swap Termination Payment received from the Swap Counterparty under the Subordinated Certificate Swap Contract, each as described below under “—The Derivative Agreements — Subordinated Certificate Swap Contract.”

With respect to any Distribution Date on or prior to the Subordinated Certificate Corridor Contract Termination Date, the supplemental interest trustee will deposit in the Subordinated Certificate Corridor Account any payment received from the Corridor Counterparty under the Subordinated Certificate Corridor Contract, as described below under “—The Derivative Agreements — Subordinated Certificate Corridor Contract.”
The Put Account
The supplemental interest trustee will establish and maintain an account for the benefit of the Class A-1 Certificates and the Put Counterparty in the supplemental interest trust (the “Put Account”). With respect to any Distribution Date on or prior to the Put Contract Termination Date, the trustee will deposit into the Put Account the portion of the Interest Funds for that Distribution Date that is to be paid to the Put Counterparty with respect to the Put Contract.
Investments of Amounts Held in Accounts
The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction and for the benefit and risk of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.
The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer’s own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.
The Carryover Reserve Fund. Funds in the Carryover Reserve Fund may be invested in permitted investments at the direction of the holders of the Class C Certificates. If the trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund in The Bank of New York cash reserves. Any net investment earnings will be retained in the Carryover Reserve Fund until withdrawn upon the termination of the pooling and servicing agreement. Any losses incurred in the Carryover Reserve Fund in respect of the investment will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover Reserve Fund and made in accordance with the pooling and servicing agreement.
Derivative Accounts. Funds in the Derivative Accounts will be invested in The Bank of New York cash reserves. Any net investment earnings will be retained in the applicable Derivative Account until withdrawn upon (i) in the case of the Certificate Swap Account, the later of the reduction of the Class Certificate Balance of each class of LIBOR Certificates to zero and the Certificate Swap Contract Termination Date, (ii) in the case of the Subordinated Certificate Swap Account, the later of the reduction of the Class Certificate Balance of each class of Subordinated Certificates to zero and the Subordinated Certificate Swap Contract Termination Date and (iii) in the case of the Subordinated Certificate Corridor Account, the later of the reduction of the Class Certificate Balance of each class of Subordinated Certificates to zero and the Subordinated Certificate Corridor Contract Termination Date. Any losses incurred in a Derivative Account in respect of the investment will be charged against amounts on deposit in that Derivative Account (or the investments) immediately as realized. The supplemental interest trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Derivative Accounts and made in accordance with the pooling and servicing agreement.
Put Account. Funds in the Put Account will not be invested.

Fees and Expenses
The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency
Fees
Master Servicing Fee / Master Servicer	One-twelfth of the Stated Principal Balance of each Mortgage Loan multiplied by the Master Servicing Fee Rate (3)	Compensation	Amounts on deposit in the Certificate Account representing payments of interest and application of liquidation proceeds with respect to that Mortgage Loan	Monthly
	• Prepayment Interest Excess	Compensation	Interest paid by obligors with respect to certain prepayments on the Mortgage Loans	Monthly
	• All Prepayment Interest Excess, late payment fees, assumption fees and other similar charges (excluding prepayment charges)	Compensation	Payments made by obligors with respect to the Mortgage Loans	Time to time
	• All investment income earned on amounts on deposit in the Certificate Account and Distribution Account	Compensation	Investment income related to the Certificate Account and the Distribution Account	Monthly
	• Excess Proceeds (4)	Compensation	Liquidation proceeds and Subsequent Recoveries	Time to time
Trustee Fee (the “Trustee Fee”) / Trustee	One-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the outstanding Mortgage Loans (5)	Compensation	Amounts on deposit in the Certificate Account or the Distribution Account	Monthly
Expenses
Put Fee / Put Counterparty	Put Amount	Expense	Interest Funds	Monthly
Put Termination Payment / Put Counterparty	Any termination payment to which the Put Counterparty may be entitled in the event of an early termination of the Put Contract	Expense	Interest Funds	Time to time
Insured expenses / Master Servicer	Expenses incurred by the master servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the Mortgage Loan	Time to time
Servicing Advances / Master Servicer	To the extent of funds available, the amount of any Servicing Advances	Reimbursement of Expenses	With respect to each Mortgage Loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan (6)	Time to time
Indemnification expenses / the sellers, the master servicer and the depositor	Amounts for which the sellers, the master servicer and depositor are entitled to indemnification (7)	Indemnification	Amounts on deposit on the Certificate Account	Monthly

(1)	If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2)	Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)	The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4)	“Excess Proceeds” with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each calendar month as to which interest was not paid or advanced on the Mortgage Loan.

(5)	The “Trustee Fee Rate” is equal to 0.009% per annum.

(6)	Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7)	Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions
Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in August 2007 (each, a “Distribution Date”), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The “Record Date” for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For each other class of certificates, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.
Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Notional Amount Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.
On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and distribute them to the Class P Certificates.
The “Interest Remittance Amount” for any Distribution Date is equal to:
(a) the sum, without duplication, of:
(1) all scheduled interest on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, less the Master Servicing Fee and any payments made in respect of premiums on lender paid insurance Mortgage Loans,
(2) all interest on prepayments on the Mortgage Loans, other than Prepayment Interest Excess,
(3) all advances relating to interest in respect of the Mortgage Loans,
(4) amounts paid by the master servicer in respect of Compensating Interest, and
(5) liquidation proceeds on the Mortgage Loans received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest), minus
(b) all advances in respect of the Mortgage Loans relating to interest and certain expenses reimbursed since the prior Due Date.
The “Principal Remittance Amount” for any Distribution Date is equal to:
(a) the sum, without duplication, of:
(1) the scheduled principal collected or advanced on the Mortgage Loans with respect to the related Due Date,
(2) prepayments on the Mortgage Loans collected in the related Prepayment Period,

(3) the Stated Principal Balance of each Mortgage Loan that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,
(4) any Substitution Adjustment Amounts,
(5) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures and all liquidation proceeds in respect of Mortgage Loans (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans received during the related Prepayment Period, minus
(b) all advances relating to principal on the Mortgage Loans and certain expenses reimbursed since the prior Due Date.
“Prepayment Interest Excess” means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related borrower in respect of interest on such principal prepayment.
Interest
General. On each Distribution Date, the interest distributable with respect to each class of Senior Certificates and Subordinated Certificates (other than the Class A-R Certificates) is the interest which has accrued on the Class Certificate Balances or notional amount thereof immediately prior to that Distribution Date at the then applicable related Pass-Through Rate during the applicable Accrual Period and, in the case of the Senior Certificates (other than the Class A-R Certificates), any Interest Carry Forward Amount. For each class of Subordinated Certificates, any Interest Carry Forward Amount will be payable only from Excess Cashflow to the extent described in this free writing prospectus under “— Overcollateralization Provisions” and from amounts, if any, received under the Certificate Swap Contract, the Subordinated Certificate Swap Contract and the Subordinated Certificate Corridor Contract to the extent available for that purpose as described in this free writing prospectus under “— The Derivative Agreements — Certificate Swap Contract,” “— Subordinated Certificate Swap Contract and “— Subordinated Certificate Corridor Contract.”
The Pass-Through Rates for the LIBOR Certificates are variable rates that may change from Distribution Date to Distribution Date. Additionally, the Pass-Through Rates for the LIBOR Certificates are subject to increase after the Optional Termination Date. On each Distribution Date, the Pass-Through Rate for the LIBOR Certificates will be subject to the Net Rate Cap and the Maximum Rate (other than the Class A-1 Certificates). If on any Distribution Date, the Pass-Through Rate for a class of LIBOR Certificates is based on the Net Rate Cap, each holder of the applicable certificates will be entitled to receive the resulting shortfall (but not in excess of interest at the Maximum Rate) only from Excess Cashflow to the extent described in this free writing prospectus under “— Overcollateralization Provisions” and from amounts, if any, received under the Certificate Swap Contract to the extent available for that purpose as described in this free writing prospectus under “— The Derivative Agreements — Certificate Swap Contract.” Additionally, the Subordinated Certificates will be entitled to receive the resulting shortfall from amounts, if any, received under the Subordinated Certificate Swap Contract and the Subordinated Certificate Corridor Contract to the extent available for that purpose as described in this free writing prospectus under “— The Derivative Agreements —Subordinated Certificate Swap Contract” and “—Subordinated Certificate Corridor Contract.”
Distributions of Interest Funds. On each Distribution Date, the Interest Funds for such Distribution Date are required to be distributed in the following order:

(1)	concurrently and pro rata based on the amounts payable under each of the following clauses:
(a)	to the Certificate Swap Account, any Net Swap Payment and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Swap Counterparty under the Certificate Swap Contract with respect to such Distribution Date;

(b)	to the Put Account in an amount up to the Put Amount, the Put Fee for such Distribution Date or any termination payment owed to the Put Counterparty with respect to the Put Contract; and

(c)	to the Subordinated Certificate Swap Account, any Net Swap Payment and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Swap Counterparty under the Subordinated Certificate Swap Contract with respect to such Distribution Date;
(2)	from interest collections on the Mortgage Loans in Sub-Group X, Current Interest and Interest Carry Forward Amount to the Class X Certificates;

(3)	to the Class A-1 Certificates, the Current Interest and Interest Carry Forward Amount for such class;

(4)	sequentially, in order of their distribution priorities, to each class of Subordinated Certificates, the Current Interest for each such class; and

(5)	any remainder, as part of the Excess Cashflow described under “—Overcollateralization Provisions” below.
Pass-Through Rates. The classes of certificates will have the respective pass-through rates described below (each, a “Pass-Through Rate”).
Class X Certificates
The Pass-Through Rate on the Class X Certificates for the Accrual Period related to (i) any Distribution Date on or prior to the Distribution Date in July 2017 will be 0.65% per annum, and (ii) any Distribution Date after the Distribution Date in July 2017 will be 1.65% per annum. Interest on the Class X Certificates will only be payable from interest collections on the Mortgage Loans in Sub-Group X.
Class A-1 Certificates
The Pass-Through Rate for the Class A-1 Certificates for the Accrual Period related to each Distribution Date will be a per annum rate equal to the lesser of:
(1) One-Month LIBOR for such Accrual Period (calculated as described above under “— Determination of LIBOR”) plus the Pass-Through Margin for such class and Accrual Period, and
(2) the Net Rate Cap for such Distribution Date.
Subordinated Certificates
The Pass-Through Rate for each class of Subordinated Certificates for the Accrual Period related to each Distribution Date will be a per annum rate equal to the least of:
(1) One-Month LIBOR for such Accrual Period (calculated as described above under “— Determination of LIBOR”) plus the Pass-Through Margin for such class and Accrual Period,

(2) the Net Rate Cap for such Distribution Date, and
(3) 10.50% per annum (the “Maximum Rate”).
The “Pass-Through Margin” for each class of LIBOR Certificates is as follows:

	Pass-Through Margin
Class of LIBOR Certificates	(1)	(2)
Class A-1	0.270%	0.540%
Class M-1	0.450%	0.675%
Class M-2	0.500%	0.750%
Class M-3	0.650%	0.975%
Class M-4	1.000%	1.500%
Class M-5	1.500%	2.250%
Class M-6	1.750%	2.625%
Class M-7	2.250%	3.375%
Class M-8	2.250%	3.375%
Class M-9	2.250%	3.375%
Class M-10	2.250%	3.375%
Class M-11	2.250%	3.375%
Class M-12	2.250%	3.375%

(1)	For the Accrual Period related to any Distribution Date occurring on or prior to the Optional Termination Date.

(2)	For the Accrual Period related to any Distribution Date occurring after the Optional Termination Date.
Class A-R, Class P and Class C Certificates
The Class A-R, Class P and Class C Certificates do not have Pass-Through Rates.
Definitions Related to Interest Calculations
The “Accrual Period” for each class of LIBOR Certificates and for any Distribution Date is the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day immediately prior to that Distribution Date. The Accrual Period for the Class X Certificates and for any Distribution Date will be the calendar month preceding the month of the Distribution Date.
The “Interest Funds” for any Distribution Date is equal to the Interest Remittance Amount minus the Trustee Fee for such Distribution Date.
The “Current Interest” with respect to each class of Senior Certificates and Subordinated Certificates (other than the Class A-R Certificates) and each Distribution Date is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount of such class immediately prior to such Distribution Date. Interest on the LIBOR Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period. Interest on the Class X Certificates will be calculated on the basis of a 360-day year divided into twelve 30-day months.
The “Interest Carry Forward Amount” with respect to each class of Senior Certificates and Subordinated Certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:
(a)	Current Interest for such class with respect to prior Distribution Dates, over

(b)	the amount actually distributed to such class with respect to interest on prior Distribution Dates.

The “Adjusted Net Mortgage Rate” with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date in the month prior to the month of that Distribution Date minus the related Expense Fee Rate.
The “Net Rate Cap” for any Distribution Date and any class of LIBOR Certificates, is a per annum rate equal to the product of (A) the excess, if any, of, (i) the weighted average Adjusted Net Mortgage Rate on the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the related Prepayment Period) over (ii) a fraction, expressed as a percentage, (1) the numerator of which is the product of (a) the sum of (t) the Net Swap Payment payable to the Swap Counterparty under the Certificate Swap Contract on such Distribution Date, (u) any Swap Termination Payment payable to the Swap Counterparty under the Certificate Swap Contract on such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) (v) the Net Swap Payment payable to the Swap Counterparty under the Subordinated Certificate Swap Contract on such Distribution Date, (w) any Swap Termination Payment payable to the Swap Counterparty under the Subordinated Certificate Swap Contract on such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), (x) the Put Fee payable to the Put Counterparty under the Put Contract on such Distribution Date, (y) any termination payment payable to the Put Counterparty under the Put Contract on such Distribution Date and (z) the amount of Current Interest and Interest Carry Forward Amount distributed to the Class X Certificates on such Distribution Date and (b) 12 and (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to the prior Distribution Date) and (B) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.
The “Net Rate Carryover” for a class of LIBOR Certificates on any Distribution Date is the excess, if any, of:
(1) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the Net Rate Cap, over
(2) the amount of interest such class accrued on such Distribution Date based on the Net Rate Cap, plus the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, but not in excess of the Maximum Rate (other than the Class A-1 Certificates), without giving effect to the Net Rate Cap).
Principal
Distributions of Principal. On each Distribution Date, the Principal Distribution Amount for such Distribution Date is required to be distributed as follows (with the Principal Remittance Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):
(A)	For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, in the following order:
(1)	sequentially, to the Class A-R and Class A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

(2)	sequentially, in order of their distribution priorities, to each class of Subordinated Certificates, until their respective Class Certificate Balances are reduced to zero; and

(3)	any remainder as part of the Excess Cashflow to be allocated as described under “—Overcollateralization Provisions” below.

(B)	For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, in the following order:
(1)	in an amount up to the Senior Principal Distribution Target Amount, to the Class A-1 Certificates, until its Class Certificate Balance is reduced to zero;
(2)	sequentially, in order of their distribution priorities, to each class of Subordinated Certificates, the Subordinated Class Principal Distribution Target Amount for each such class, until their respective Class Certificate Balances are reduced to zero; and
(3)	any remainder as part of the Excess Cashflow to be allocated as described under “—Overcollateralization Provisions” below.
Definitions Related to Principal Distributions
“Stated Principal Balance” means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to:
•	the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower;

•	liquidation proceeds received through the end of the prior calendar month and allocable to principal;

•	prepayments of principal received through the last day of the related Prepayment Period; and

•	any Deficient Valuation previously applied to reduce the unpaid principal balance of the Mortgage Loan.
The Stated Principal Balance of a Liquidated Mortgage Loan is zero.
“Deficient Valuation” means for any Mortgage Loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.
The “Pool Principal Balance” equals the aggregate Stated Principal Balance of the Mortgage Loans.
“Prepayment Period” means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from July 1, 2007) through the fifteenth day of the calendar month in which the Distribution Date occurs.
The “Principal Distribution Amount” with respect to each Distribution Date is the sum of:
(1) the Principal Remittance Amount for such Distribution Date, less the sum of any portion of such amount used to cover any remaining Net Swap Payment or Swap Termination Payment due to the Swap Counterparty under the Certificate Swap Contract and/or the Subordinated Certificate Swap Contract with respect to such Distribution Date, and
(2) the Extra Principal Distribution Amount for such Distribution Date, and minus
(3) the Overcollateralization Reduction Amount for such Distribution Date.

The “Senior Principal Distribution Target Amount” for any Distribution Date will equal the excess of:
(1) the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date, over
(2) the lesser of (i) 85.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.
The “Subordinated Class Principal Distribution Target Amount” for any class of Subordinated Certificates and Distribution Date will equal the excess of:
(1) the sum of: (a) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Target Amount for such Distribution Date), (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account distribution of the Subordinated Class Principal Distribution Target Amount(s) for such more senior class(es) of certificates for such Distribution Date), and (c) the Class Certificate Balance of the subject class of Subordinated Certificates immediately prior to such Distribution Date over
(2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor;
provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.
The “Initial Target Subordination Percentage” and “Stepdown Target Subordination Percentage” for any class of Subordinated Certificates will approximately equal the respective percentages indicated in the following table:

	Initial Target	Stepdown Target
	Subordination	Subordination
	Percentage	Percentage
Class M-1	5.20%	10.40%
Class M-2	4.35%	8.70%
Class M-3	3.75%	7.50%
Class M-4	3.25%	6.50%
Class M-5	2.90%	5.80%
Class M-6	2.55%	5.10%
Class M-7	2.20%	4.40%
Class M-8	1.85%	3.70%
Class M-9	1.50%	3.00%
Class M-10	1.15%	2.30%
Class M-11	0.80%	1.60%
Class M-12	0.35%	0.70%

The Initial Target Subordination Percentages will not be used to calculate distributions on the offered certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinated Certificates and the Overcollateralized Amount. The Initial Target Subordination Percentage for any class of certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial Overcollateralization Target Amount and the denominator of which is the Cut-off Date Pool Principal Balance.
The “Extra Principal Distribution Amount” with respect to any Distribution Date is the lesser of (1) the Overcollateralization Deficiency Amount and (2) the Excess Cashflow available for payment thereof in the priority set forth in this free writing prospectus.
The “OC Floor” with respect to any Distribution Date is an amount equal to 0.35% of the Cut-off Date Pool Principal Balance.
The “Overcollateralization Deficiency Amount,” with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date.
The “Overcollateralization Target Amount” with respect to any Distribution Date will equal the OC Floor.
The “Overcollateralized Amount” for any Distribution Date is the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the Senior Certificates and Subordinated Certificates (after giving effect to distributions of the Principal Remittance Amount to be made on such Distribution Date).
The “Excess Overcollateralization Amount” for any Distribution Date is the excess, if any, of the Overcollateralized Amount for the Distribution Date over the Overcollateralization Target Amount for the Distribution Date.
The “Overcollateralization Reduction Amount” for any Distribution Date is an amount equal to the lesser of (i) the Excess Overcollateralization Amount for such Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.
The “Stepdown Date” is the earlier to occur of:
(1) the Distribution Date immediately following the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero, and
(2) the later to occur of (x) the Distribution Date in August 2010 and (y) the first Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (prior to taking into account any distribution of principal on such certificates for such Distribution Date) is less than 85.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date).
A “Trigger Event” with respect to a Distribution Date on or after the Stepdown Date consists of either a Delinquency Trigger Event with respect to that Distribution Date or a Cumulative Loss Trigger Event with respect to that Distribution Date.
A “Delinquency Trigger Event” with respect to a Distribution Date on or after the Stepdown Date exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of 40.00% and the Senior Enhancement Percentage.

The “Senior Enhancement Percentage” with respect to a Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:
(1) the numerator of which is the excess of:
(a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month prior to that Distribution Date (after giving effect to principal prepayments in the related Prepayment Period) over
(b) (i) before the Class Certificate Balances of the Senior Certificates have been reduced to zero, the sum of the Class Certificate Balances of the Senior Certificates, or (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the Master Servicer Advance Date, and
(2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month prior to that Distribution Date (after giving effect to principal prepayments, in the related Prepayment Period).
A “Cumulative Loss Trigger Event” with respect to a Distribution Date on or after the Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the Cut-off Date Pool Principal Balance, as set forth below:

Distribution Date	Percentage
August 2009 – July 2010	0.20% with respect to August 2009, plus an additional 1/12th of 0.25% for each month thereafter through July 2010

August 2010 – July 2011	0.45% with respect to August 2010, plus an additional 1/12th of 0.30% for each month thereafter through July 2011

August 2011 – July 2012	0.75% with respect to August 2011, plus an additional 1/12th of 0.30% for each month thereafter through July 2012

August 2012 – July 2013	1.05% with respect to August 2012, plus an additional 1/12th of 0.20% for each month thereafter through July 2013

August 2013 and thereafter	1.25%
“Unpaid Realized Loss Amount” means for any class of LIBOR Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.
The “Rolling Sixty-Day Delinquency Rate,” with respect to any Distribution Date on or after the Stepdown Date, is the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.
The “Sixty-Day Delinquency Rate,” with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the related Prepayment Period).

A “Realized Loss” with respect to a Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.
“Subsequent Recoveries” are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.
Residual Certificates
The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. On each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.
Overcollateralization Provisions
The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the certificates, the effective rate of any Net Swap Payment payable to the Swap Counterparty and any Put Fee payable to the Put Counterparty. As a result, interest collections on the Mortgage Loans are expected to be generated in excess of the amount of interest payable to the holders of the certificates, the related fees and expenses payable by the issuing entity, the effective rate of any Net Swap Payments and the effective rate of any Put Fee. The Excess Cashflow, if any, will be applied on each Distribution Date as a payment of principal on the class or classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.
The “Excess Cashflow” with respect to any Distribution Date is the sum of (i) the amount remaining as set forth in clause (5) under “—Interest” above which is the amount remaining after the distribution of interest to the holders of the Senior Certificates and Subordinated Certificates (other than the Class A-R Certificates) for such Distribution Date, (ii) the amount remaining as set forth in clauses (A)(3) or (B)(3), as applicable, under “—Principal” above which is the amount remaining after the distribution of principal to the holders of the Senior Certificates and Subordinated Certificates (other than the Notional Amount Certificates) for such Distribution Date and (iii) any Overcollateralization Reduction Amount for that Distribution Date, if any.
With respect to any Distribution Date, any Excess Cashflow will be paid to the classes of certificates in the following order, in each case to the extent of the remaining Excess Cashflow:
(1)	to the classes of LIBOR Certificates then entitled to receive distributions in respect of principal, in an amount up to the Extra Principal Distribution Amount, payable to such classes of certificates as part of the Principal Distribution Amount as described under “—Principal” above;
(2)	to the Class A-1 Certificates, in an amount up to any unpaid Interest Carry Forward Amount for such class;
(3)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to any Interest Carry Forward Amount for each such class;
(4)	to the Class A-1 Certificates, in an amount up to the Unpaid Realized Loss Amount for such class;

(5)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to the Unpaid Realized Loss Amount for each such class;
(6)	concurrently, to each class of LIBOR Certificates, pro rata based on their respective unpaid Net Rate Carryover, to the extent needed to pay any unpaid Net Rate Carryover for each such class;
(7)	concurrently, to the Certificate Swap Account and the Subordinated Certificate Swap Account, pro rata based on the amounts of any Swap Termination Payment due to the Swap Counterparty as a result of a Swap Counterparty Trigger Event under the related Derivative Agreement, in an amount up to any such Swap Termination Payment; and
(8)	to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.
The Derivative Agreements
The trustee, acting on behalf of a separate supplemental interest trust (the “supplemental interest trust”) created under the pooling and servicing agreement (in such capacity, the “supplemental interest trustee”) will enter into the following three derivative agreements (each, a “Derivative Agreement” and collectively, the “Derivative Agreements”) on the closing date:
•	an interest rate swap transaction as evidenced by a confirmation between Deutsche Bank AG, New York Branch (the “Swap Counterparty”) and the supplemental interest trustee (the “Certificate Swap Contract”),

•	an interest rate swap transaction as evidenced by a confirmation between the Swap Counterparty and the supplemental interest trustee (the “Subordinated Certificate Swap Contract”), and

•	an interest rate corridor transaction as evidenced by a confirmation between Bear Stearns Financial Products Inc. (the “Corridor Counterparty”) and the supplemental interest trustee (the “Subordinated Certificate Corridor Contract”).
Each of the Swap Counterparty and the Corridor Counterparty is also referred to as a “Counterparty.” Each confirmation is subject to certain ISDA definitions.
The Senior Certificates and Subordinated Certificates (other than the Class X and Class A-R Certificates) will have the benefit of the Certificate Swap Contract as described below. Additionally, the Subordinated Certificates will have the benefit of the Subordinated Certificate Swap Contract and the Subordinated Certificate Corridor Contract.
Each confirmation in respect of an interest rate swap transaction will supplement, form part of, and be subject to a 1992 ISDA Master Agreement (Multicurrency – Cross Border), and Schedule (the “Schedule”) and Credit Support Annex (the “Credit Support Annex”) thereto (collectively, the “Swap ISDA Master Agreement”) entered into by the supplemental interest trustee and the Swap Counterparty on the closing date.
Each confirmation in respect of an interest rate corridor transaction will incorporate the terms of a 1992 ISDA Master Agreement (Multicurrency – Cross Border) and a Schedule and Credit Support Annex thereto as if such agreements had been entered into between the supplemental interest trustee and the Corridor Counterparty on the closing date (collectively, the “Corridor ISDA Master Agreement”.
Certificate Swap Contract
Beginning with the Distribution Date in September 2007 and on each subsequent Distribution Date on or prior to the Certificate Swap Contract Termination Date, the amount payable by the supplemental interest trustee to the Swap Counterparty under the Certificate Swap Contract will equal the product of:

(i)	a fixed rate of 5.40% per annum,

(ii)	the Certificate Swap Contract Notional Balance for the Distribution Date, and

(iii)	the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.
Beginning with the Distribution Date in September 2007 and on each subsequent Distribution Date on or prior to the Certificate Swap Contract Termination Date, the amount payable by the Swap Counterparty to the supplemental interest trustee under the Certificate Swap Contract will equal the product of:
(i)	One-Month LIBOR (as determined by the Swap Counterparty),

(ii)	the Certificate Swap Contract Notional Balance for the Distribution Date, and

(iii)	the actual number of days in the related calculation period, divided by 360.
With respect to any Distribution Date, the supplemental interest trustee or the Swap Counterparty, as the case may be, will only be required to make a “Net Swap Payment” to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding paragraphs over the payment that it is entitled to receive from that other party as described in the two preceding paragraphs. Any Net Swap Payment owed by the Swap Counterparty with respect to any Distribution Date will be payable on the business day preceding that Distribution Date, while any Net Swap Payment owed to the Swap Counterparty with respect to any Distribution Date will be payable on that Distribution Date.
If a Net Swap Payment and/or a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is payable to the Swap Counterparty under the Certificate Swap Contract with respect to any Distribution Date, the trustee will deduct from Interest Funds the amount of such Net Swap Payment or Swap Termination Payment (and to the extent that Interest Funds are insufficient, the trustee will deduct from the Principal Remittance Amount any additional amounts necessary to make such Net Swap Payment and/or Swap Termination Payment due to the Swap Counterparty) and deposit the amount of such Net Swap Payment or Swap Termination Payment in the Certificate Swap Account.
In the event that a Swap Termination Payment due to a Swap Counterparty Trigger Event is payable to the Swap Counterparty under the Certificate Swap Contract with respect to any Distribution Date, the trustee will pay the amount of such Swap Termination Payment from Excess Cashflow and remit such amount to the Certificate Swap Account.
On each Distribution Date on or prior to the Certificate Swap Contract Termination Date, following the distributions of Excess Cashflow as described under “ — Overcollateralization Provisions”, the supplemental interest trustee will distribute all amounts on deposit in the Certificate Swap Account in the following order:
(1)	to the Swap Counterparty, any Net Swap Payment payable to the Swap Counterparty under the Certificate Swap Contract with respect to that Distribution Date;

(2)	to the Swap Counterparty, any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Swap Counterparty under the Certificate Swap Contract with respect to that Distribution Date;

(3)	to the Class A-1 Certificates, in an amount up to the unpaid Current Interest and Interest Carry Forward Amount for such class;

(4)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to any unpaid Current Interest and Interest Carry Forward Amount for each such class;

(5)	to the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization Deficiency Amount remaining unpaid, payable in the same manner in which the Extra Principal Distribution Amount would be distributed to such classes;

(6)	to the Class A-1 Certificates, in an amount up to the remaining Unpaid Realized Loss Amount for such class;

(7)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

(8)	concurrently, to each class of LIBOR Certificates, pro rata based on their respective unpaid Net Rate Carryover, to the extent needed to pay any unpaid Net Rate Carryover for each such class;

(9)	to the Swap Counterparty, in an amount up to the amount of any Swap Termination Payment due to a Swap Counterparty Trigger Event payable to the Swap Counterparty under the Certificate Swap Contract with respect to that Distribution Date; and

(10)	any remainder, to Deutsche Bank Securities Inc.
Notwithstanding the foregoing, no portion of any distributions on any Distribution Date pursuant to priorities (5), (6) and (7) above will be made in reimbursement of any Principal Net Swap Payment.
A “Principal Net Swap Payment” on any Distribution Date will equal the sum of (i) the excess, if any, of (a) the sum of (1) any Net Swap Payment payable to the Swap Counterparty under the Certificate Swap Contract on such Distribution Date and (2) any Net Swap Payment payable to the Swap Counterparty under the Subordinated Certificate Swap Contract on such Distribution Date over (b) the Interest Funds for such Distribution Date and (ii) the aggregate amount of such excess for all previous Distribution Dates.
The “Certificate Swap Contract Notional Balance” for each Distribution Date is as described in the following table. In addition, the Distribution Date occurring in the last calendar month listed in the following table is the date through which the Certificate Swap Contract is scheduled to remain in effect and is referred to as the “Certificate Swap Contract Termination Date” for the Certificate Swap Contract.

Certificate Swap
Contract
Notional
Month of Distribution Date	Balance ($)
September 2007	325,654,336.54
October 2007	320,745,305.49
November 2007	315,285,940.00
December 2007	309,292,338.01
January 2008	302,783,634.35
February 2008	295,781,946.42
March 2008	288,312,292.64
April 2008	280,402,483.50
May 2008	272,083,742.39
June 2008	263,409,271.11
July 2008	254,423,091.38
August 2008	245,550,527.58
September 2008	236,992,347.35
October 2008	228,737,249.88
November 2008	220,774,345.74
December 2008	213,093,141.68
January 2009	205,683,526.14
February 2009	198,535,755.16
March 2009	191,640,438.87
April 2009	184,988,528.52
May 2009	178,571,303.91
June 2009	172,380,361.34
July 2009	166,407,602.02
August 2009	160,645,220.82
September 2009	155,085,695.58
October 2009	149,721,776.67
November 2009	144,546,477.01
December 2009	139,553,062.52
January 2010	134,735,042.74
February 2010	130,086,162.01
March 2010	125,600,390.84
April 2010	121,271,917.62
May 2010	117,095,140.66
June 2010	113,064,660.57
July 2010	109,175,272.77
August 2010	105,421,960.46
September 2010	101,799,887.72
October 2010	98,304,392.92
November 2010	94,930,982.37
December 2010	91,675,324.17
January 2011	88,533,242.35
February 2011	85,500,711.14
March 2011	82,573,849.55
April 2011	79,748,916.06
May 2011	77,022,303.55
June 2011	74,390,534.44
July 2011	71,850,255.94
August 2011	69,398,235.54
September 2011	67,031,356.62
October 2011	64,746,614.27
November 2011	62,541,111.18
December 2011	60,412,053.81
January 2012	58,356,748.57
February 2012	56,372,598.19
March 2012	54,457,098.30
April 2012	52,607,833.97
May 2012	50,822,476.55
June 2012	49,098,790.28
July 2012	47,434,357.21

A “Swap Termination Payment” is a termination payment required to be made by either the supplemental interest trustee or the Swap Counterparty under the Certificate Swap Contract or the Subordinated Certificate Swap Contract, as applicable, as a result of an early termination of that swap contract, as calculated pursuant to the early termination payment provisions of the Swap ISDA Master Agreement.
A “Swap Counterparty Trigger Event” means an event of default under the Swap ISDA Master Agreement with respect to which the Swap Counterparty is the sole defaulting party or a termination event under the Swap ISDA Master Agreement (other than illegality or a tax event) with respect to which the Swap Counterparty is the sole affected party.
Subordinated Certificate Swap Contract
Beginning with the Distribution Date in September 2007 and on each subsequent Distribution Date on or prior to the Subordinated Certificate Swap Contract Termination Date, the amount payable by the supplemental interest trustee to the Swap Counterparty under the Subordinated Certificate Swap Contract will equal the product of:
(i)	a fixed rate of 5.40% per annum,

(ii)	the Subordinated Certificate Swap Contract Notional Balance for the Distribution Date, and

(iii)	the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.
Beginning with the Distribution Date in September 2007 and on each subsequent Distribution Date on or prior to the Subordinated Certificate Swap Contract Termination Date, the amount payable by the Swap Counterparty to the supplemental interest trustee under the Subordinated Certificate Swap Contract will equal the product of:
(i)	One-Month LIBOR (as determined by the Swap Counterparty),

(ii)	the Subordinated Certificate Swap Contract Notional Balance for the Distribution Date, and

(iii)	the actual number of days in the related calculation period, divided by 360.
With respect to any Distribution Date, the supplemental interest trustee or the Swap Counterparty, as the case may be, will only be required to make a “Net Swap Payment” to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding paragraphs over the payment that it is entitled to receive from that other party as described in the two preceding paragraphs. Any Net Swap Payment owed by the Swap Counterparty with respect to any Distribution Date will be payable on the business day preceding that Distribution Date, while any Net Swap Payment owed to the Swap Counterparty with respect to any Distribution Date will be payable on that Distribution Date.
If a Net Swap Payment and/or a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is payable to the Swap Counterparty under the Subordinated Certificate Swap Contract with respect to any Distribution Date, the trustee will deduct from Interest Funds the amount of such Net Swap Payment or Swap Termination Payment (and to the extent that Interest Funds are insufficient, the trustee will deduct from the Principal Remittance Amount any additional amounts necessary to make such Net Swap Payment and/or Swap Termination Payment due to the Swap Counterparty) and deposit the amount of such Net Swap Payment or Swap Termination Payment in the Subordinated Certificate Swap Account.
In the event that a Swap Termination Payment due to a Swap Counterparty Trigger Event is payable to the Swap Counterparty under the Subordinated Certificate Swap Contract with respect to any Distribution Date, the trustee will pay the amount of such Swap Termination Payment from Excess Cashflow and remit such amount to the Subordinated Certificate Swap Account.

On each Distribution Date on or prior to the Subordinated Certificate Swap Contract Termination Date, following the distributions of Excess Cashflow as described under “ — Overcollateralization Provisions”, and the distribution of amounts received under the Certificate Swap Contract as described under “ —Certificate Swap Contract” the supplemental interest trustee will distribute all amounts on deposit in the Subordinated Certificate Swap Account in the following order:
(1)	to the Swap Counterparty, any Net Swap Payment payable to the Swap Counterparty under the Subordinated Certificate Swap Contract with respect to that Distribution Date;

(2)	to the Swap Counterparty, any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Swap Counterparty under the Subordinated Certificate Swap Contract with respect to that Distribution Date;

(3)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to any unpaid Current Interest and Interest Carry Forward Amount for each such class;

(4)	to the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal, in an aggregate amount up to the Overcollateralization Deficiency Amount remaining unpaid, payable in the same manner in which the Extra Principal Distribution Amount would be distributed to such classes;

(5)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

(6)	concurrently, to each class of Subordinated Certificates, pro rata based on the unpaid amount of Net Rate Carryover for each such class, to the extent needed to pay any unpaid Net Rate Carryover for each such class;

(7)	to the Swap Counterparty, in an amount up to the amount of any Swap Termination Payment due to a Swap Counterparty Trigger Event payable to the Swap Counterparty under the Subordinated Certificate Swap Contract with respect to that Distribution Date; and

(8)	any remainder, to Deutsche Bank Securities Inc.
Notwithstanding the foregoing, no portion of any distributions on any Distribution Date pursuant to priorities (4) and (5) above will be made in reimbursement of any Principal Net Swap Payment.
The “Subordinated Certificate Swap Contract Notional Balance” for each Distribution Date is as described in the following table. In addition, the Distribution Date occurring in the last calendar month listed in the following table is the date through which the Subordinated Certificate Swap Contract is scheduled to remain in effect and is referred to as the “Subordinated Certificate Swap Contract Termination Date” for the Subordinated Certificate Swap Contract.

Subordinated
Certificate Swap
Contract
Notional
Month of Distribution Date	Balance ($)
September 2007	43,499,867.63
October 2007	43,499,867.63
November 2007	43,499,867.63
December 2007	43,499,867.63
January 2008	43,499,867.63
February 2008	43,499,867.63
March 2008	43,499,867.63
April 2008	43,499,867.63

Subordinated
Certificate Swap
Contract
Notional
Month of Distribution Date	Balance ($)
May 2008	43,499,867.63
June 2008	43,499,867.63
July 2008	43,499,867.63
August 2008	43,499,867.63
September 2008	43,499,867.63
October 2008	43,499,867.63
November 2008	43,499,867.63
December 2008	43,499,867.63
January 2009	43,499,867.63
February 2009	43,499,867.63
March 2009	43,499,867.63
April 2009	43,499,867.63
May 2009	43,499,867.63
June 2009	43,499,867.63
July 2009	43,499,867.63
August 2009	43,499,867.63
September 2009	43,499,867.63
October 2009	43,499,867.63
November 2009	43,499,867.63
December 2009	43,499,867.63
January 2010	43,499,867.63
February 2010	43,499,867.63
March 2010	43,499,867.63
April 2010	43,499,867.63
May 2010	43,499,867.63
June 2010	43,499,867.63
July 2010	43,499,867.63
August 2010	43,499,867.63
September 2010	43,499,867.63
October 2010	43,499,867.63
November 2010	43,499,867.63
December 2010	42,758,228.84
January 2011	41,899,048.68
February 2011	41,056,539.13
March 2011	40,230,372.77
April 2011	39,420,228.67
May 2011	38,625,792.26
June 2011	37,846,755.21
July 2011	37,082,815.34
August 2011	36,333,676.43
September 2011	35,599,048.18
October 2011	34,878,646.01
November 2011	34,172,191.00
December 2011	33,479,409.77
January 2012	32,800,034.34
February 2012	32,133,802.06
March 2012	31,480,455.47
April 2012	30,839,742.23
May 2012	30,211,414.98
June 2012	29,595,240.67
July 2012	28,990,800.52
Subordinated Certificate Corridor Contract
Beginning with the Distribution Date in September 2007 and on each subsequent Distribution Date up to and including the Subordinated Certificate Corridor Contract Termination Date, the amount payable by the Corridor Counterparty under the Subordinated Certificate Corridor Contract will equal the product of:
(i)	the excess, if any, of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Counterparty) and (B) the related Subordinated Certificate Corridor Contract Ceiling Rate for such Distribution Date over (y) the related Subordinated Certificate Corridor Contract Strike Rate for such Distribution Date,

(ii)	the Subordinated Certificate Corridor Contract Notional Balance for the Distribution Date, and

(iii)	the actual number of days in the related calculation period, divided by 360.
On each Distribution Date on or prior to the Subordinated Certificate Corridor Contract Termination Date, following the distributions of Excess Cashflow as described under “ — Overcollateralization Provisions”, distribution of amounts received under the Certificate Swap Contract as described under “ —Certificate Swap Contract” and distribution of amounts received under the Subordinated Certificate Swap Contract as described under “ —Subordinated Certificate Swap Contract”, the supplemental interest trustee will distribute amounts on deposit in the Subordinated Certificate Corridor Account in the following order (with any amounts remaining after distribution pursuant to (4) below prior to the Subordinated Certificate Corridor Contract Termination Date remaining on deposit in the Subordinated Certificate Corridor Account):
(1)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to any unpaid Current Interest and Interest Carry Forward Amount for each such class;

(2)	to the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal, in an aggregate amount up to the Overcollateralization Deficiency Amount remaining unpaid, payable in the same manner in which the Extra Principal Distribution Amount would be distributed to such classes;

(3)	sequentially, in the order of their distribution priorities, to each class of Subordinated Certificates, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

(4)	concurrently, to each class of Subordinated Certificates, pro rata based on the unpaid Net Rate Carryover for each such class, to the extent needed to pay any unpaid Net Rate Carryover for each such class;

(5)	on the Subordinated Certificate Corridor Contract Termination Date, any remainder, to Deutsche Bank Securities Inc.
Notwithstanding the foregoing, no portion of any distributions on any Distribution Date pursuant to priorities (2) and (3) above will be made in reimbursement of any Principal Net Swap Payment.
The “Subordinated Certificate Corridor Contract Notional Balance”, the “Subordinated Certificate Corridor Contract Strike Rate” and the “Subordinated Certificate Corridor Contract Ceiling Rate” are as described in the following table. In addition, the Distribution Date occurring in the last calendar month listed in the following table is the date through which the Subordinated Certificate Corridor Contract is scheduled to remain in effect and is referred to as the “Subordinated Certificate Corridor Contract Termination Date” for the Subordinated Certificate Corridor Contract.

	Subordinated	Subordinated	Subordinated
	Certificate Corridor	Certificate	Certificate
	Contract Notional	Corridor Contract	Corridor Contract
Month of Distribution Date	Balance ($)	Strike Rate (%)	Ceiling Rate (%)
September 2007	43,499,868	7.90	10.10
October 2007	43,499,868	7.90	10.10
November 2007	43,499,868	7.90	10.10
December 2007	43,499,868	7.90	10.10
January 2008	43,499,868	7.90	10.10
February 2008	43,499,868	7.90	10.10
March 2008	43,499,868	7.90	10.10
April 2008	43,499,868	7.90	10.10
May 2008	43,499,868	7.90	10.10
June 2008	43,499,868	7.90	10.10
July 2008	43,499,868	7.90	10.10
August 2008	43,499,868	7.90	10.10
September 2008	43,499,868	7.90	10.10
October 2008	43,499,868	7.90	10.10
November 2008	43,499,868	7.90	10.10
December 2008	43,499,868	7.90	10.10
January 2009	43,499,868	7.90	10.10
February 2009	43,499,868	7.90	10.10
March 2009	43,499,868	7.90	10.10
April 2009	43,499,868	7.90	10.10
May 2009	43,499,868	7.90	10.10
June 2009	43,499,868	7.90	10.10
July 2009	43,499,868	7.90	10.10
August 2009	43,499,868	7.90	10.10
September 2009	43,499,868	7.90	10.10
October 2009	43,499,868	7.90	10.10
November 2009	43,499,868	7.90	10.10
December 2009	43,499,868	7.90	10.10
January 2010	43,499,868	7.90	10.10
February 2010	43,499,868	7.90	10.10
March 2010	43,499,868	7.90	10.10
April 2010	43,499,868	7.90	10.10
May 2010	43,499,868	7.90	10.10
June 2010	43,499,868	7.90	10.10
July 2010	43,499,868	7.90	10.10

	Subordinated	Subordinated	Subordinated
	Certificate Corridor	Certificate	Certificate
	Contract Notional	Corridor Contract	Corridor Contract
Month of Distribution Date	Balance ($)	Strike Rate (%)	Ceiling Rate (%)
August 2010	43,499,868	7.90	10.10
September 2010	43,499,868	7.90	10.10
October 2010	43,499,868	7.90	10.10
November 2010	43,122,430	7.90	10.10
December 2010	41,043,057	7.90	10.10
January 2011	39,171,906	7.90	10.10
February 2011	37,371,827	7.90	10.10
March 2011	35,640,301	7.90	10.10
April 2011	33,974,902	7.90	10.10
May 2011	32,373,281	7.90	10.10
June 2011	30,833,173	7.90	10.10
July 2011	29,352,387	7.90	10.10
August 2011	27,928,812	7.90	10.10
September 2011	26,560,407	7.90	10.10
October 2011	25,245,201	7.90	10.10
November 2011	23,981,291	7.90	10.10
December 2011	22,766,840	7.90	10.10
January 2012	21,600,074	7.90	10.10
February 2012	20,479,281	7.90	10.10
March 2012	19,402,806	7.90	10.10
April 2012	18,369,053	7.90	10.10
May 2012	17,376,479	7.90	10.10
June 2012	16,423,580	7.90	10.10
July 2012	15,509,351	7.90	10.10
August 2012	28,396,760	7.30	10.10
September 2012	27,814,170	7.30	10.10
October 2012	27,242,851	7.30	10.10
November 2012	26,682,582	7.30	10.10
December 2012	26,133,146	7.30	10.10
January 2013	25,594,332	7.30	10.10
February 2013	25,065,932	7.30	10.10
March 2013	24,547,743	7.30	10.10
April 2013	24,039,563	7.30	10.10
May 2013	23,541,198	7.30	10.10
June 2013	23,052,456	7.30	10.10
July 2013	22,573,149	7.30	10.10
August 2013	22,103,097	7.30	10.10
September 2013	21,642,118	7.30	10.10
October 2013	21,190,030	7.30	10.10
November 2013	20,746,662	7.30	10.10
December 2013	20,311,841	7.30	10.10
January 2014	19,885,402	7.30	10.10
February 2014	19,467,180	7.30	10.10
March 2014	19,057,016	7.30	10.10
April 2014	18,654,752	7.30	10.10
May 2014	18,260,234	7.30	10.10
June 2014	17,873,311	7.30	10.10
July 2014	17,493,838	7.30	10.10
August 2014	17,121,685	7.30	10.10
September 2014	16,756,708	7.30	10.10
October 2014	16,398,750	7.30	10.10
November 2014	16,047,674	7.30	10.10
December 2014	15,703,346	7.30	10.10
January 2015	15,365,634	7.30	10.10
February 2015	15,034,411	7.30	10.10
In the event that the Subordinated Certificate Corridor Contract is terminated early, the Corridor Counterparty may owe a termination payment to the supplemental interest trustee (a “Subordinated Certificate Corridor Termination Payment”). Any Subordinated Certificate Corridor Termination Payment would be calculated pursuant to the early termination payment provisions of the Corridor ISDA Master Agreement.

Early Termination of the Derivative Agreements; Termination Payments
The Swap Counterparty and the Corridor Counterparty will be eligible counterparties for so long as their respective credit ratings are at least equal to the S&P Required Ratings Threshold and the Moody’s Required Ratings Threshold. However, if the credit ratings of either Counterparty fall below the S&P Approved Ratings Threshold or the Moody’s Approved Ratings Threshold and that Counterparty chooses not to procure an eligible guarantee of its payment obligations under the applicable Derivative Agreement(s) or transfer the applicable Derivative Agreement(s) to an eligible replacement counterparty, such Counterparty may be required to pledge cash or other collateral in the form of securities to the supplemental interest trustee with an aggregate value determined in accordance with the applicable Credit Support Annex. Any collateral posted under a Credit Support Annex would be available to the supplemental interest trustee as security in the event that any one of certain specified events in the related ISDA Master Agreement occur, including an event of default with respect to which the applicable Counterparty is the sole defaulting party, and a termination payment is payable from such Counterparty. If the credit ratings of a Counterparty fall below the S&P Required Ratings Threshold or the Moody’s Required Ratings Threshold, such Counterparty is obligated to use commercially reasonable efforts to procure an eligible guarantee of its payment obligations under the applicable Derivative Agreement(s) or transfer the applicable Derivative Agreement(s) to an eligible replacement counterparty at no cost to either the supplemental interest trustee or the issuing entity, and such Counterparty may also be obligated to pledge additional collateral. The failure of a Counterparty to make such efforts or to procure an eligible guarantee or replacement as described in the preceding sentence would entitle the supplemental interest trustee to declare an early termination of the applicable Derivative Agreement(s) as more fully described below. If any Derivative Agreement(s) is terminated, Countrywide Home Loans will be required to assist the supplemental interest trustee in procuring a replacement derivative agreement(s) with terms that are substantially the same as those of the original Derivative Agreement(s).
The “S&P Approved Ratings Threshold” means a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if a short-term unsecured and unsubordinated debt rating from S&P is not available, a long-term unsecured and unsubordinated debt rating from S&P of “A+”. The “S&P Required Ratings Threshold” means a short-term unsecured and unsubordinated debt rating from S&P of “A-2” or, if a short-term unsecured and unsubordinated debt rating from S&P is not available, a long-term unsecured and unsubordinated debt rating from S&P of “BBB+”.
The “Moody’s Approved Ratings Threshold” means a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1” or, if a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s is not available, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”. The “Moody’s Required Ratings Threshold” means a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2” or, if a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s is not available, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.
In the event that a Swap Termination Payment is payable by the Swap Counterparty in connection with the termination of the original swap contract, that termination payment will be used to pay any upfront amount in connection with the replacement swap contract, and any remaining portion of that Swap Termination Payment will be distributed to Deutsche Bank Securities Inc. and will not be available for distribution on any class of certificates. In the event that the counterparty in respect of a replacement swap contract pays any upfront amount to the supplemental interest trustee in connection with entering into the replacement swap contract, if that upfront amount is received prior to the Distribution Date on which the Swap Termination Payment is due to the Swap Counterparty under the original swap contract, a portion of that upfront amount equal to the lesser of (x) that upfront amount and (y) the amount of the Swap Termination Payment due to the Swap Counterparty under the original swap contract (the “Adjusted Replacement Upfront Amount”) will be included in the Interest Funds on that Distribution Date, and any upfront amount paid by the replacement swap counterparty in excess of the Adjusted Replacement Upfront Amount will be distributed to Deutsche Bank Securities Inc. If that upfront amount is received after the Distribution Date on which the Swap Termination Payment was due to the Swap Counterparty under the original swap contract, or in the event that the original swap contract is terminated and no replacement swap contract can be procured on terms that are substantially the same as those of the original swap contract and a Swap Termination Payment was payable by the Swap Counterparty, that upfront amount or Swap Termination Payment payable by the Swap Counterparty, as the case may be, will be retained by the supplemental interest trustee and distributed on subsequent Distribution Dates up to and including the related swap contract termination date to cover the amounts described under “ —Certificate Swap Contract” and “ — Subordinated Certificate Swap Contract.” Following the related swap contract termination date, any remainder of an upfront amount paid by a replacement swap counterparty, or of a Swap Termination Payment paid by the Swap Counterparty, will be distributed to Deutsche Bank Securities Inc. and will not be available to make distributions in respect of any class of certificates.
In the event that a Subordinated Certificate Corridor Termination Payment is payable by the Corridor Counterparty in connection with the termination of the Subordinated Certificate Corridor Contract, that termination payment will be used to pay any upfront amount in connection with the replacement corridor contract, and any remaining portion of that Subordinated Certificate Corridor Termination Payment will be distributed to Deutsche Bank Securities Inc. and will not be available for distribution on any class of certificates. In the event that no replacement counterparty can be procured, any Subordinated Certificate Corridor Termination Payment will be retained by the supplemental interest trustee and distributed on subsequent Distribution Dates up to and including the Subordinated Certificate Corridor Contract Termination Date to cover the amounts described under “ — Subordinated Certificate Corridor Contract.” Following the Subordinated Certificate Corridor Contract Termination Date, any remainder of a Subordinated Certificate Corridor Termination Payment paid by the Corridor Counterparty will be distributed to Deutsche Bank Securities Inc. and will not be available to make distributions in respect of any class of certificates.
Each Derivative Agreement will be subject to early termination by the supplemental interest trustee if at any time an “event of default” under the applicable ISDA Master Agreement occurs and is continuing with respect to the applicable Counterparty (or any related guarantor, if applicable), in each case in accordance with the provisions of such ISDA Master Agreement. Events of default with respect to a Counterparty (or any related guarantor, if applicable) include the following:
1. a failure to make a payment due under a Derivative Agreement(s), if such failure is not remedied after giving effect to the applicable grace period,
2. a failure to comply with or perform any non-payment agreement or obligation to be complied with or performed in accordance with the applicable ISDA Master Agreement, if such failure is not remedied on or before the thirtieth day after notice of such failure is received, including a failure of such Counterparty, if its credit ratings no longer satisfy both the S&P Required Ratings Threshold and the Moody’s Required Ratings Threshold, to use commercially reasonable efforts to procure an eligible guarantee of its payment obligations under the applicable Derivative Agreement(s) or transfer the applicable Derivative Agreement(s) to an eligible replacement counterparty,
3. if the credit ratings of such Counterparty fall below the Moody’s Required Ratings Threshold for 30 or more business days or, in the case of the Swap ISDA Master Agreement, the S&P Required Ratings Threshold for 10 or more business days, a failure to post any collateral required under the applicable Credit Support Annex and certain other events involving the termination or repudiation of such Credit Support Annex prior to the termination of the applicable Derivative Agreement(s),
4. a breach of certain representations of such Counterparty in the applicable ISDA Master Agreement,
5. the occurrence of (i) a default of such Counterparty under one or more agreements or instruments relating to indebtedness in an aggregate amount of not less than the threshold amount specified in such ISDA Master Agreement which has resulted in the acceleration or potential acceleration of such indebtedness or (ii) a default by such Counterparty under such agreement or instrument in making one or more payments on the due date thereof in an aggregate amount of not less than that threshold amount (after giving effect to any applicable notice requirement or grace period),
6. certain insolvency or bankruptcy events, and
7. a merger by such Counterparty without an assumption of its obligations under the applicable Derivative Agreement(s) and the applicable ISDA Master Agreement.

Each swap contract will be subject to early termination by the Swap Counterparty if at any time an “event of default” under the Swap ISDA Master Agreement occurs and is continuing with respect to the supplemental interest trustee, in each case in accordance with the provisions of the Swap ISDA Master Agreement. Events of default with respect to the supplemental interest trustee include the following:
1. a failure to make a payment due under a swap contract, if such failure is not remedied after giving effect to the applicable grace period,
2. if the Swap Counterparty has posted collateral under the Credit Support Annex because its credit ratings are below the S&P Approved Ratings Threshold or the Moody’s Approved Ratings Threshold, a failure by the supplemental interest trustee to return any collateral as required under the Credit Support Annex if such failure is not remedied on or before the second business day after notice of such failure is received, and
3. certain insolvency or bankruptcy events of the supplemental interest trustee or the issuing entity.
Each Derivative Agreement will also be subject to early termination by either the applicable Counterparty or the supplemental interest trustee if at any time a “termination event” under the applicable ISDA Master Agreement occurs and is continuing, in each case in accordance with the provisions of such ISDA Master Agreement. Termination events include the following:
1. illegality (which generally relates to changes in law causing it to become unlawful for either party (or any related guarantor) to perform its obligations under the Derivative Agreement(s) or guaranty, as applicable),
2. a tax event (which generally relates to either party receiving a payment under the Derivative Agreement(s) from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax), and
3. a tax event upon merger (which generally relates to either party receiving a payment under the Derivative Agreement(s) from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger).
Finally, each Derivative Agreement will also be subject to early termination by the party indicated below if at any time an “additional termination event” under the applicable ISDA Master Agreement occurs and is continuing with respect to the other party, in each case in accordance with the provisions of such ISDA Master Agreement:
1. by the Swap Counterparty, in the event of an amendment to the pooling and servicing agreement that could reasonably be expected to have a material adverse effect on the Swap Counterparty without the prior written consent of the Swap Counterparty where such consent is required under the pooling and servicing agreement,
2. by the supplemental interest trustee, in the event that the such Counterparty fails to post the required amount of collateral, or otherwise fails to comply with or perform any other obligation, under the applicable Credit Support Annex and that failure does not result in an event of default as described above,
3. by the supplemental interest trustee, in the event that the credit ratings of such Counterparty (or any related guarantor) fall below the S&P Required Ratings Threshold for 60 or more calendar days and such Counterparty has failed to either procure an eligible guarantee of such Counterparty’s payment obligations under the applicable Derivative Agreement(s) or transfer the applicable Derivative Agreement(s) to an eligible replacement counterparty,

4. by the supplemental interest trustee, in the event that the credit ratings of such Counterparty (or any related guarantor) fall below the Moody’s Required Ratings Threshold for 30 or more business days and at least one eligible replacement counterparty has made an offer to be a replacement counterparty, and
5. by the supplemental interest trustee, in the event of a failure by such Counterparty to deliver any information, report, certification or accountants’ consent when and as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1115(b)(1) or (b)(2) of Regulation AB with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the applicable ISDA Master Agreement, and such Counterparty fails to transfer the applicable Derivative Agreement(s) at its sole cost and expense, in whole, but not in part, to a replacement counterparty that (i) has agreed to deliver any information, report, certification or accountants’ consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating thresholds set forth in the applicable ISDA Master Agreement, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.
Information Regarding the Counterparties
The Swap Counterparty
Deutsche Bank Aktiengesellschaft (“DBAG”) is a banking institution and a stock corporation incorporated under the laws of Germany under registration number HRB 30 000. DBAG has its registered office in Frankfurt am Main, Germany. It maintains its head office at Taunusanlage 12, 60325 Frankfurt am Main and branch offices in Germany and abroad including in London, New York, Sydney, Tokyo and an Asia-Pacific Head Office in Singapore which serve as hubs for its operations in the respective regions. DBAG is the parent company of a group consisting of banks, capital market companies, fund management companies, a real estate finance company, installment financing companies, research and consultancy companies and other domestic and foreign companies (the “Deutsche Bank Group”).
Deutsche Bank AG, New York Branch will act as the Swap Counterparty. The Swap Counterparty was established in 1978 and is licensed by the New York Superintendent of Banks. Its office is currently located at 60 Wall Street, New York, NY 10005-2858. The Swap Counterparty is examined by the New York State Banking Department and is subject to the banking laws and regulations applicable to a foreign bank that operates a New York branch. The Swap Counterparty is also examined by the Federal Reserve Bank of New York.
As of December 31, 2006, DBAG’s issued share capital amounted to EUR 1,343,406,103.04 consisting of 524,768,009 ordinary shares of no par value. The shares are fully paid up and in registered form. The shares are listed for trading and official quotation on all the German Stock Exchanges. They are also listed on the New York Stock Exchange.
As of December 31, 2006, Deutsche Bank Group had total assets of EUR 1,126,230 million, total liabilities of EUR 1,093,422 million and total shareholders’ equity of EUR 32,808 million on the basis of United States Generally Accepted Accounting Principles. The consolidated financial statements for fiscal years starting January 1, 2007 will be prepared in compliance with the International Financial Reporting Standards.
DBAG’s long-term senior debt has been assigned a rating of AA- (outlook positive) by Standard & Poor’s, Aa1 (outlook stable) by Moody’s Investors Service and AA- (outlook positive) by Fitch Ratings.
The Swap Counterparty is an affiliate of the underwriter.

The Corridor Counterparty
Bear Stearns Financial Products Inc. (“BSFP”) will be the Corridor Counterparty. BSFP, a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. BSFP engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. As of the dates of this free writing prospectus, BSFP has a ratings classification of “AAA” from Standard & Poor’s and “Aaa” from Moody’s Investors Service.
The information contained in the preceding paragraph has been provided by BSFP for use in this free writing prospectus. BSFP has not been involved in the preparation of, and does not accept responsibility for, this free writing prospectus as a whole.
The significance percentage for each Derivative Agreement is less than 10%. The “significance percentage” for a Derivative Agreement is the percentage that the significance estimate of the Derivative Agreement represents of the aggregate Class Certificate Balance of the certificates that are benefited by such Derivative Agreement. The “significance estimate” of a Derivative Agreement is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Derivative Agreement, made in substantially the same manner as that used in Countrywide Home Loans’ internal risk management process in respect of similar instruments.
The certificates do not represent an obligation of any Counterparty or the supplemental interest trustee. The holders of the certificates are not parties to or beneficiaries under the Derivative Agreements and will not have any right to proceed directly against a Counterparty in respect of its obligations under a Derivative Agreement or against the supplemental interest trustee.
The Derivative Agreements and the Swap ISDA Master Agreement will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the closing date.
Applied Realized Loss Amounts
If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Senior Certificates and Subordinated Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied to reduce the Class Certificate Balances of the Class M-12, Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2, Class M-1 and Class A-1 Certificates, in that order, in each case until the Class Certificate Balance of such class has been reduced to zero. Any such reduction described in this paragraph is an “Applied Realized Loss Amount.”
Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.
The Put Contract
The supplemental interest trustee and Deutsche Bank AG, New York Branch (in such capacity, the “Put Counterparty”) will enter into a put contract (the “Put Contract”) with respect to the Class A-1 Certificates. On each Distribution Date on and prior to the Distribution Date in August 2017, the Put Counterparty will receive the “Put Fee” in consideration for entering into the Put Contract. Additionally, if the Put Contract is terminated early, the Put Counterparty may be entitled to a termination payment. Any termination payment owed to the Put Counterparty will be paid to the Put Counterparty only from amounts that otherwise would have been available to pay the Put Fee in an amount up to the Put Amount on each Distribution Date immediately following the termination of the Put Contract up to and including the Distribution Date in August 2017. The “Put Amount” for any Distribution Date on or prior to the Distribution Date in August 2017 will equal the product of (i) 0.03%, (ii) the Class Certificate Balance of the Class A-1 Certificates immediately prior to that Distribution Date and (iii) the actual number of days in the Accrual Period for the Class A-1 Certificates related to that Distribution Date, divided by 360.

Annex A
The Mortgage Pool
The following information sets forth certain characteristics of the Mortgage Loans in the mortgage pool and Sub-Group X as of the cut-off date. Other than with respect to rates of interest, percentages (approximate) are stated in each case by aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date. The sum in any column of the following tables may not equal the indicated value due to rounding.
Mortgage Pool
Current Mortgage Rates(1)

					Weighted		Weighted
					Average		Average
					Remaining	Weighted	Original
	Number of	Aggregate	Percent of	Average	Term to	Average	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Maturity	FICO Credit	Value
Current Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding($)	(Months)	Score	Ratio(%)
4.750	3	$1,377,387.00	0.24%	459,129.00	360	702	80.00
5.000	4	3,238,950.00	0.56	809,737.50	360	701	64.69
5.125	3	1,560,800.77	0.27	520,266.92	360	742	80.00
5.185	1	450,000.00	0.08	450,000.00	360	670	90.00
5.250	6	3,004,194.00	0.52	500,699.00	360	716	79.43
5.375	3	1,534,097.00	0.26	511,365.67	360	698	83.51
5.385	1	470,500.00	0.08	470,500.00	359	647	87.13
5.500	12	5,745,586.00	0.99	478,798.83	360	697	79.70
5.595	1	645,210.00	0.11	645,210.00	360	765	90.00
5.625	6	3,483,550.00	0.60	580,591.67	360	691	78.59
5.745	1	458,000.00	0.08	458,000.00	360	701	86.42
5.750	16	9,333,195.24	1.61	583,324.70	360	727	71.13
5.875	29	18,932,745.25	3.26	652,853.28	360	705	76.35
5.999	1	509,600.00	0.09	509,600.00	359	764	80.00
6.000	31	20,125,395.00	3.46	649,206.29	363	717	75.71
6.105	1	535,500.00	0.09	535,500.00	360	719	85.00
6.125	26	22,481,538.00	3.87	864,674.54	362	695	70.17
6.250	51	37,007,039.99	6.37	725,628.24	360	724	72.17
6.330	1	483,900.00	0.08	483,900.00	360	774	90.00
6.375	66	49,035,636.71	8.44	742,964.19	360	720	71.06
6.465	1	552,500.00	0.10	552,500.00	360	688	85.00
6.500	90	62,927,793.25	10.83	699,197.70	359	721	71.67
6.545	1	474,935.19	0.08	474,935.19	358	635	89.62
6.585	1	221,000.00	0.04	221,000.00	360	675	87.70

					Weighted		Weighted
					Average		Average
					Remaining	Weighted	Original
	Number of	Aggregate	Percent of	Average	Term to	Average	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Maturity	FICO Credit	Value
Current Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding($)	(Months)	Score	Ratio(%)
6.595	1	300,301.00	0.05	300,301.00	360	710	89.64
6.625	66	46,711,999.99	8.04	707,757.58	360	709	71.25
6.750	72	46,937,663.00	8.08	651,911.99	360	703	76.82
6.870	1	395,900.00	0.07	395,900.00	360	731	89.98
6.875	107	69,280,720.00	11.92	647,483.36	361	715	75.99
6.990	1	520,000.00	0.09	520,000.00	358	765	80.00
7.000	41	27,421,553.09	4.72	668,818.37	360	719	76.24
7.095	1	616,500.00	0.11	616,500.00	360	750	90.00
7.125	19	12,369,818.12	2.13	651,043.06	360	695	77.81
7.250	36	22,415,431.24	3.86	622,650.87	360	693	73.96
7.375	34	21,225,980.00	3.65	624,293.53	360	693	73.75
7.500	40	27,825,447.00	4.79	695,636.18	360	725	73.99
7.570	1	100,000.00	0.02	100,000.00	360	750	83.33
7.625	17	10,041,434.00	1.73	590,672.59	360	727	79.67
7.635	1	489,250.00	0.08	489,250.00	360	727	95.00
7.725	1	273,630.76	0.05	273,630.76	359	685	95.00
7.745	1	500,000.00	0.09	500,000.00	360	746	86.21
7.750	16	9,914,930.00	1.71	619,683.13	360	727	79.43
7.875	17	10,198,248.00	1.76	599,896.94	360	716	76.26
8.000	11	7,141,856.00	1.23	649,259.64	360	692	76.86
8.125	2	1,040,000.00	0.18	520,000.00	360	711	80.00
8.185	1	562,184.66	0.10	562,184.66	359	660	90.00
8.250	10	6,196,600.00	1.07	619,660.00	360	714	78.01
8.375	4	3,059,500.00	0.53	764,875.00	360	740	73.05
8.435	1	432,000.00	0.07	432,000.00	360	665	90.00
8.500	11	6,967,901.00	1.20	633,445.55	360	723	75.08
8.625	4	2,201,600.00	0.38	550,400.00	389	689	82.40
8.750	1	1,282,500.00	0.22	1,282,500.00	360	726	75.00

Total	874	$581,012,001.26	100.00%

(1)	Each lender acquired mortgage insurance Mortgage Loan is shown in the preceding table at the current Mortgage Rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current Mortgage Rate of the Mortgage Loans (as so adjusted) was approximately 6.744% per annum. Without the adjustment, the weighted average current Mortgage Rate of the Mortgage Loans was approximately 6.752% per annum.

Current Mortgage Loan Principal Balances(1)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
Range of Current	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
Mortgage Loan	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Principal Balances ($)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
50,000.01 - 100,000.00	1	$100,000.00	0.02%	100,000.00	8.000	360	750	83.33
200,000.01 - 250,000.00	1	221,000.00	0.04	221,000.00	7.375	360	675	87.70
250,000.01 - 300,000.00	1	273,630.76	0.05	273,630.76	8.625	359	685	95.00
300,000.01 - 350,000.00	2	625,301.00	0.11	312,650.50	6.605	360	691	83.27
350,000.01 - 400,000.00	1	395,900.00	0.07	395,900.00	7.500	360	731	89.98
400,000.01 - 450,000.00	135	58,815,503.09	10.12	435,670.39	6.655	361	712	78.84
450,000.01 - 500,000.00	187	89,204,525.39	15.35	477,029.55	6.735	360	706	77.66
500,000.01 - 550,000.00	121	63,443,300.16	10.92	524,324.79	6.882	361	707	76.92
550,000.01 - 600,000.00	92	52,640,015.73	9.06	572,174.08	6.787	360	718	78.59
600,000.01 - 650,000.00	87	55,014,117.00	9.47	632,346.17	6.779	360	710	77.42
650,000.01 - 700,000.00	29	19,625,170.00	3.38	676,730.00	6.763	360	704	70.32
700,000.01 - 750,000.00	32	23,317,844.21	4.01	728,682.63	6.796	364	700	71.05
750,000.01 - 1,000,000.00	102	89,643,617.93	15.43	878,859.00	6.864	360	709	72.11
1,000,000.01 - 1,500,000.00	52	65,912,206.00	11.34	1,267,542.42	6.646	360	721	71.20
1,500,000.01 - 2,000,000.00	23	41,042,369.99	7.06	1,784,450.87	6.544	360	724	66.54
2,000,000.01 or Greater	8	20,737,500.00	3.57	2,592,187.50	6.692	359	749	64.76

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $664,773.

FICO Credit Scores(1)(2)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Range of FICO Credit Scores	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
659 or Less	102	$63,574,314.44	10.94%	623,277.59	6.792	362	642	73.71
660-679	114	77,378,857.58	13.32	678,761.91	6.819	360	670	73.75
680-699	174	110,452,326.62	19.01	634,783.49	6.669	360	690	74.99
700-719	154	99,597,960.09	17.14	646,740.00	6.654	360	709	75.06
720 or Greater	330	230,008,542.53	39.59	696,995.58	6.800	360	759	74.33

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the Mortgage Loans was approximately 713.

(2)	The FICO Credit Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained from one or more credit reporting agencies in connection with the origination of such Mortgage Loans.
Documentation Programs

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Documentation Programs	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Full/Alternative	88	$63,947,619.18	11.01%	726,677.49	6.600	361	679	75.18
Stated Income/Stated Asset	11	6,762,367.20	1.16	614,760.65	7.089	360	714	76.78
Reduced	657	441,300,144.19	75.95	671,689.72	6.772	360	716	74.51
No Income/No Asset	26	12,718,549.00	2.19	489,174.96	7.051	360	714	71.50
No Ratio	73	44,244,057.69	7.61	606,082.98	6.675	361	722	72.74
Preferred	19	12,039,264.00	2.07	633,645.47	6.577	360	747	75.89

Total	874	$581,012,001.26	100.00%

Original Loan-to-Value Ratios(1)(2)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
Range of	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
Original Loan-to-Value Ratios	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
(%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
50.00 or Less	21	$18,309,623.25	3.15%	871,886.82	6.509	359	710	42.39
50.01 to 55.00	12	12,099,789.93	2.08	1,008,315.83	6.689	358	723	52.36
55.01 to 60.00	17	16,034,445.50	2.76	943,202.68	6.506	360	706	58.04
60.01 to 65.00	35	37,356,894.28	6.43	1,067,339.84	6.555	362	730	63.57
65.01 to 70.00	83	73,552,581.09	12.66	886,175.68	6.682	360	713	68.96
70.01 to 75.00	115	81,566,919.99	14.04	709,277.57	6.929	360	704	73.99
75.01 to 80.00	548	321,834,886.61	55.39	587,289.94	6.753	360	714	79.56
80.01 to 85.00	5	2,037,674.00	0.35	407,534.80	6.955	360	706	84.90
85.01 to 90.00	30	14,670,328.85	2.52	489,010.96	7.113	364	692	89.49
90.01 to 95.00	8	3,548,857.76	0.61	443,607.22	7.054	375	702	94.50

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.44%.

(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
Range of	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
Original Combined	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Loan-to-Value Ratios (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
50.00 or Less	18	$15,760,873.25	2.71%	875,604.07	6.589	359	708	42.21
50.01 to 55.00	12	12,398,539.93	2.13	1,033,211.66	6.655	359	725	52.15
55.01 to 60.00	16	15,072,945.50	2.59	942,059.09	6.337	360	711	56.27
60.01 to 65.00	28	29,321,950.00	5.05	1,047,212.50	6.587	363	728	63.09
65.01 to 70.00	67	62,534,892.09	10.76	933,356.60	6.640	360	719	68.18
70.01 to 75.00	84	57,908,107.00	9.97	689,382.23	6.781	360	704	73.19
75.01 to 80.00	192	128,974,784.83	22.20	671,743.67	6.725	360	708	78.20
80.01 to 85.00	30	17,678,123.00	3.04	589,270.77	6.634	360	712	77.59
85.01 to 90.00	182	111,896,662.90	19.26	614,816.83	6.874	360	704	79.81
90.01 to 95.00	98	54,802,374.77	9.43	559,207.91	6.732	362	706	80.13
95.01 to 100.00	147	74,662,747.99	12.85	507,909.85	6.927	360	734	79.81

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 80.91%.

(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Geographic Area	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
California	593	$380,596,401.44	65.51%	641,815.18	6.728	360	715	74.73
Florida	49	34,838,127.00	6.00	710,982.18	6.887	360	717	72.5
New York	29	21,883,569.00	3.77	754,605.83	6.79	360	696	74.21
Arizona	22	14,494,707.00	2.49	658,850.32	6.987	360	709	74.44
Colorado	19	12,477,785.00	2.15	656,725.53	6.852	360	725	78.35
New Jersey	16	12,251,839.05	2.11	765,739.94	6.993	360	721	72.77
Other (less than 2%)	146	104,469,572.77	17.98	715,545.02	6.71	361	705	73.78

Total	874	$581,012,001.26	100.00%

(1)	The Other row in the preceding table includes 27 other states and the District of Columbia with under 2% concentration individually. As of the cut-off date, no more than approximately 0.884% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.
Loan Purpose

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Loan Purpose	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Purchase	469	$306,350,196.00	52.73%	653,198.71	6.843	360	720	77.13
Refinance (Rate/term)	202	127,513,819.59	21.95	631,256.53	6.655	360	707	73.98
Refinance (Cash-Out)	203	147,147,985.67	25.33	724,866.92	6.646	360	704	69.24

Total	874	$581,012,001.26	100.00%

Types of Mortgaged Properties

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Property Type	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Single Family Residence	535	$352,169,944.25	60.61%	658,261.58	6.764	360	711	73.85
Low-Rise Condominium	82	48,879,814.24	8.41	596,095.30	6.823	360	717	77.44
High-Rise Condominium	58	41,746,583.00	7.19	719,768.67	6.668	360	721	75.00
2 - 4 Family Residence	32	22,524,563.00	3.88	703,892.59	6.893	360	720	76.36
Planned Unit Development	165	113,791,096.77	19.58	689,643.01	6.669	360	712	74.79
Cooperative	2	1,900,000.00	0.33	950,000.00	7.671	360	659	50.56

Total	874	$581,012,001.26	100.00%

Occupancy Types(1)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Occupancy Type	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Primary Residence	735	$481,721,879.26	82.91%	655,403.92	6.724	360	710	74.86
Investment Property	98	62,041,242.00	10.68	633,073.90	7.017	360	727	72.66
Secondary Residence	41	37,248,880.00	6.41	908,509.27	6.662	360	725	71.99

Total	874	$581,012,001.26	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

							Weighted
					Weighted		Average
					Average	Weighted	Original
	Number of	Aggregate	Percent of	Average	Current	Average	Loan-to-
Remaining Term	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	FICO Credit	Value
to Maturity (Months)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	Score	Ratio(%)
345	1	$520,373.25	0.09%	520,373.25	6.500	655	49.74
353	1	2,540,000.00	0.44	2,540,000.00	6.500	738	50.80
356	7	3,772,500.00	0.65	538,928.57	6.597	703	77.27
357	6	3,477,992.00	0.60	579,665.33	6.251	701	77.99
358	10	5,557,772.39	0.96	555,777.24	6.750	701	76.88
359	79	54,817,653.50	9.43	693,894.35	6.550	707	72.56
360	766	508,163,597.12	87.46	663,398.95	6.779	714	74.69
479	1	447,863.00	0.08	447,863.00	6.000	769	95.00
480	3	1,714,250.00	0.30	571,416.67	7.209	661	76.34

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 360 months.
Loan Programs

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Loan Program	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
One-Year LIBOR	841	$561,711,664.26	96.68%	667,909.23	6.746	360	713	74.43
Six-Month LIBOR	30	17,883,337.00	3.08	596,111.23	6.891	359	717	74.29
One-Year CMT	3	1,417,000.00	0.24	472,333.33	7.278	360	725	79.40

Total	874	$581,012,001.26	100.00%

Gross Margins(1)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Gross Margin (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
2.250	849	$569,581,009.50	98.03%	670,884.58	6.745	360	713	74.26
2.750	7	3,404,000.00	0.59	486,285.71	6.964	359	711	79.49
2.875	5	2,132,511.00	0.37	426,502.20	6.732	360	726	89.00
3.000	3	1,353,900.00	0.23	451,300.00	7.443	360	726	87.38
3.125	2	882,000.00	0.15	441,000.00	7.467	360	668	90.00
3.250	3	1,510,450.00	0.26	503,483.33	7.494	359	711	79.64
3.375	2	494,630.76	0.09	247,315.38	8.067	359	681	91.74
3.500	3	1,653,500.00	0.28	551,166.67	6.595	356	724	76.62

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 2.265%.

Initial Rate Adjustment Dates

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Initial Rate Adjustment Date	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
April 1, 2011	1	$520,373.25	0.09%	520,373.25	6.500	345	655	49.74
March 1, 2012	7	3,772,500.00	0.65	538,928.57	6.597	356	703	77.27
April 1, 2012	5	2,681,992.00	0.46	536,398.40	6.362	357	698	77.39
May 1, 2012	7	3,995,452.39	0.69	570,778.91	6.544	358	707	76.62
June 1, 2012	48	27,345,041.23	4.71	569,688.36	6.412	361	707	76.66
July 1, 2012	374	236,319,235.00	40.67	631,869.61	6.720	361	709	74.96
August 1, 2012	171	114,811,805.00	19.76	671,414.06	6.800	360	717	74.87
December 1, 2016	1	2,540,000.00	0.44	2,540,000.00	6.500	353	738	50.80
April 1, 2017	1	796,000.00	0.14	796,000.00	5.875	357	711	80.00
May 1, 2017	3	1,562,320.00	0.27	520,773.33	7.278	358	686	77.55
June 1, 2017	33	29,175,475.27	5.02	884,105.31	6.679	359	707	68.77
July 1, 2017	174	119,966,354.12	20.65	689,461.81	6.864	361	717	73.99
August 1, 2017	49	37,525,453.00	6.46	765,825.57	6.834	360	721	74.95

Total	874	$581,012,001.26	100.00%

Months to Initial Rate Adjustment Date

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
Range of Number of Months	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
to Initial Rate Adjustment	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Date	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
0 - 60	442	$274,634,593.87	47.27%	621,345.24	6.681	360	709	75.17
61 - 79	171	114,811,805.00	19.76	671,414.06	6.800	360	717	74.87
85 - 120	212	154,040,149.39	26.51	726,604.48	6.822	360	715	72.69
121 or Greater	49	37,525,453.00	6.46	765,825.57	6.834	360	721	74.95

Total	874	$581,012,001.26	100.00%

Initial Periodic Rate Caps

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Initial Periodic Rate Cap (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
3.000	3	$1,653,500.00	0.28%	551,166.67	6.595	356	724	76.62
5.000	846	564,272,760.26	97.12	666,989.08	6.747	360	713	74.44
6.000	25	15,085,741.00	2.60	603,429.64	6.948	359	718	74.13

Total	874	$581,012,001.26	100.00%

Subsequent Periodic Rate Caps

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
Subsequent Periodic	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Rate Cap (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
1.000	5	$2,797,596.00	0.48%	559,519.20	6.582	357	716	75.19
2.000	869	578,214,405.26	99.52	665,379.06	6.752	360	713	74.43

Total	874	$581,012,001.26	100.00%

Maximum Mortgage Rates(1)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Maximum Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
9.750	3	$1,377,387.00	0.24%	459,129.00	4.750	360	702	80.00
10.000	4	3,238,950.00	0.56	809,737.50	5.000	360	701	64.69
10.125	3	1,560,800.77	0.27	520,266.92	5.125	360	742	80.00
10.250	6	3,004,194.00	0.52	500,699.00	5.250	360	716	79.43

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Maximum Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
10.375	3	1,534,097.00	0.26	511,365.67	5.375	360	698	83.51
10.500	11	5,265,594.00	0.91	478,690.36	5.500	360	695	79.67
10.625	6	3,483,550.00	0.60	580,591.67	5.625	360	691	78.59
10.750	15	8,689,195.24	1.50	579,279.68	5.750	360	728	70.47
10.875	28	18,451,795.25	3.18	658,992.69	5.875	360	700	77.53
10.999	1	509,600.00	0.09	509,600.00	5.999	359	764	80.00
11.000	29	18,960,995.00	3.26	653,827.41	6.000	363	715	75.75
11.125	26	22,593,748.00	3.89	868,990.31	6.125	362	697	70.86
11.250	50	36,520,039.99	6.29	730,400.80	6.250	360	724	72.29
11.375	67	49,493,136.71	8.52	738,703.53	6.375	360	720	71.26
11.500	90	62,432,785.25	10.75	693,697.61	6.492	359	721	71.68
11.625	64	45,382,999.99	7.81	709,109.37	6.625	360	710	71.10
11.750	73	47,581,663.00	8.19	651,803.60	6.736	360	703	76.87
11.875	109	70,047,605.19	12.06	642,638.58	6.855	361	715	75.96
12.000	43	28,513,853.09	4.91	663,112.86	6.959	360	720	76.35
12.125	21	13,203,119.12	2.27	628,719.96	7.085	360	695	77.56
12.250	36	22,338,431.24	3.84	620,511.98	7.228	360	695	73.57
12.375	35	21,482,980.00	3.70	613,799.43	7.350	360	692	73.97
12.500	38	26,951,447.00	4.64	709,248.61	7.464	360	724	74.33
12.625	19	11,466,934.00	1.97	603,522.84	7.509	360	723	79.86
12.750	16	9,914,930.00	1.71	619,683.13	7.750	360	727	79.43
12.875	19	11,210,249.00	1.93	590,013.11	7.727	359	718	76.37
12.990	1	520,000.00	0.09	520,000.00	6.990	358	765	80.00
13.000	13	7,797,856.00	1.34	599,835.08	7.929	360	698	77.17
13.125	2	1,040,000.00	0.18	520,000.00	8.125	360	711	80.00
13.250	11	6,760,600.00	1.16	614,600.00	8.167	360	713	78.18
13.375	6	3,551,250.00	0.61	591,875.00	8.234	360	759	82.51
13.500	14	8,237,801.00	1.42	588,414.36	8.227	360	717	74.56
13.625	6	2,995,230.76	0.52	499,205.13	8.451	381	702	83.13
13.750	1	1,282,500.00	0.22	1,282,500.00	8.750	360	726	75.00
13.875	2	1,212,183.66	0.21	606,091.83	8.339	359	655	83.99

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Maximum Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
14.125	1	432,000.00	0.07	432,000.00	9.125	360	665	90.00
14.375	1	997,500.00	0.17	997,500.00	8.375	360	674	58.68
14.500	1	975,000.00	0.17	975,000.00	8.500	360	758	75.00

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 11.780% per annum.
Minimum Mortgage Rates(1)

						Weighted		Weighted
					Weighted	Average	Weighted	Average
					Average	Remaining	Average	Original
	Number of	Aggregate	Percent of	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	Mortgage	Principal Balance	Mortgage	Maturity	Credit	Value
Minimum Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
2.250	843	$566,331,009.50	97.47%	671,804.28	6.738	360	713	74.28
2.375	1	442,400.00	0.08	442,400.00	7.375	359	687	80.00
2.500	2	1,373,000.00	0.24	686,500.00	7.500	360	692	55.91
2.750	7	3,415,100.00	0.59	487,871.43	7.088	360	712	80.91
2.875	5	2,132,511.00	0.37	426,502.20	6.732	360	726	89.00
3.000	5	2,375,500.00	0.41	475,100.00	7.682	360	710	84.21
3.125	2	882,000.00	0.15	441,000.00	7.467	360	668	90.00
3.250	2	1,014,450.00	0.17	507,225.00	7.857	359	692	79.47
3.375	2	494,630.76	0.09	247,315.38	8.067	359	681	91.74
3.500	3	1,653,500.00	0.28	551,166.67	6.595	356	724	76.62
3.625	1	425,900.00	0.07	425,900.00	8.625	360	737	79.99
6.875	1	472,000.00	0.08	472,000.00	6.875	356	659	80.00

Total	874	$581,012,001.26	100.00%

(1)	As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans was approximately 2.271% per annum.

Interest-Only Periods at Origination

						Weighted		Weighted
				Average	Weighted	Average	Weighted	Average
		Aggregate		Principal	Average	Remaining	Average	Original
	Number of	Principal	Percent of	Balance	Current	Term to	FICO	Loan-to-
Interest-Only	Mortgage	Balance	Mortgage	Outstanding	Mortgage	Maturity	Credit	Value
Period (Months)	Loans	Outstanding	Loans	($)	Rate(%)	(Months)	Score	Ratio(%)
0	62	$40,456,139.38	6.96%	652,518.38	6.761	361	718	73.48
60	85	49,876,867.33	8.58	586,786.67	6.555	362	706	74.69
120	727	490,678,994.55	84.45	674,936.72	6.771	360	713	74.49

Total	874	$581,012,001.26	100.00%

Prepayment Charge Periods at Origination

						Weighted		Weighted
				Average	Weighted	Average	Weighted	Average
	Number	Aggregate		Principal	Average	Remaining	Average	Original
Prepayment	of	Principal	Percent of	Balance	Current	Term to	FICO	Loan-to-
Charge Period	Mortgage	Balance	Mortgage	Outstanding	Mortgage	Maturity	Credit	Value
(Months)	Loans	Outstanding	Loans	($)	Rate(%)	(Months)	Score	Ratio(%)
0	420	$297,939,898.50	51.28%	709,380.71	6.778	360	711	73.31
6	1	427,000.00	0.07	427,000.00	6.875	359	739	65.19
12	266	170,541,703.75	29.35	641,134.22	6.648	361	719	74.91
36	130	76,415,448.02	13.15	587,811.14	6.846	360	706	76.40
60	57	35,687,950.99	6.14	626,104.40	6.822	360	711	77.54

Total	874	$581,012,001.26	100.00%

Sub-Group X
Current Mortgage Rates(1)

					Weighted		Weighted
			Percent of		Average		Average
			Mortgage		Remaining	Weighted	Original
	Number of	Aggregate	Loans	Average	Term to	Average	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Maturity	FICO Credit	Value
Current Mortgage Rate (%)	Loans	Outstanding	Group X	Outstanding($)	(Months)	Score	Ratio(%)
5.500	1	$444,738.00	0.23%	444,738.00	360	648	80.00
5.750	2	903,000.00	0.47	451,500.00	360	670	72.19
5.875	3	1,694,023.00	0.88	564,674.33	359	728	75.67
6.000	2	3,063,992.00	1.60	1,531,996.00	360	699	78.71
6.125	6	5,877,750.00	3.07	979,625.00	360	710	63.87
6.250	19	15,520,939.99	8.10	816,891.58	360	726	72.52
6.375	21	18,158,260.43	9.48	864,679.07	360	703	73.43
6.500	24	22,393,220.00	11.69	933,050.83	359	733	65.99
6.585	1	221,000.00	0.12	221,000.00	360	675	87.70
6.595	1	300,301.00	0.16	300,301.00	360	710	89.64
6.625	28	22,734,320.00	11.87	811,940.00	360	717	69.72
6.750	20	14,431,488.00	7.53	721,574.40	360	712	74.65
6.870	1	395,900.00	0.21	395,900.00	360	731	89.98
6.875	40	29,806,317.00	15.56	745,157.93	363	712	74.24
7.000	21	14,612,509.09	7.63	695,833.77	360	721	77.60
7.095	1	616,500.00	0.32	616,500.00	360	750	90.00
7.125	5	2,942,196.12	1.54	588,439.22	359	723	79.21
7.250	10	5,429,108.00	2.83	542,910.80	360	687	73.05
7.375	12	6,323,756.00	3.30	526,979.67	360	719	74.69
7.500	11	7,178,047.00	3.75	652,549.73	360	703	73.36
7.570	1	100,000.00	0.05	100,000.00	360	750	83.33
7.625	6	3,573,400.00	1.87	595,566.67	360	740	81.55
7.725	1	273,630.76	0.14	273,630.76	359	685	95.00
7.750	2	1,422,200.00	0.74	711,100.00	360	742	77.81
7.875	6	3,280,500.00	1.71	546,750.00	360	695	73.69
8.000	4	2,144,656.00	1.12	536,164.00	360	708	80.00
8.250	2	1,446,400.00	0.76	723,200.00	360	656	80.00
8.375	3	2,062,000.00	1.08	687,333.33	360	772	80.00

					Weighted		Weighted
			Percent of		Average		Average
			Mortgage		Remaining	Weighted	Original
	Number of	Aggregate	Loans	Average	Term to	Average	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Maturity	FICO Credit	Value
Current Mortgage Rate (%)	Loans	Outstanding	Group X	Outstanding($)	(Months)	Score	Ratio(%)
8.500	6	3,704,250.00	1.93	617,375.00	360	724	75.95
8.625	1	511,200.00	0.27	511,200.00	360	759	80.00

Total	261	$191,565,602.39	100.00%

(1)	Each lender acquired mortgage insurance Mortgage Loan is shown in the preceding table at the current Mortgage Rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current Mortgage Rate of the Mortgage Loans in Sub-Group X (as so adjusted) was approximately 6.818% per annum. Without the adjustment, the weighted average current Mortgage Rate of the Mortgage Loans in Sub-Group X was approximately 6.824% per annum.
Current Mortgage Loan Principal Balances(1)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
Range of Current	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
Mortgage Loan	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Principal Balances ($)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
50,000.01 - 100,000.00	1	$100,000.00	0.05%	100,000.00	8.000	360	750	83.33
200,000.01 - 250,000.00	1	221,000.00	0.12	221,000.00	7.375	360	675	87.70
250,000.01 - 300,000.00	1	273,630.76	0.14	273,630.76	8.625	359	685	95.00
300,000.01 - 350,000.00	2	625,301.00	0.33	312,650.50	6.605	360	691	83.27
350,000.01 - 400,000.00	1	395,900.00	0.21	395,900.00	7.500	360	731	89.98
400,000.01 - 450,000.00	35	15,286,490.09	7.98	436,756.86	6.890	360	711	77.45
450,000.01 - 500,000.00	47	22,426,136.00	11.71	477,151.83	6.781	360	703	75.89
500,000.01 - 550,000.00	26	13,692,399.00	7.15	526,630.73	7.277	360	703	76.60
550,000.01 - 600,000.00	25	14,359,547.50	7.50	574,381.90	7.094	360	720	78.88
600,000.01 - 650,000.00	19	11,981,420.00	6.25	630,601.05	6.993	360	711	77.28
650,000.01 - 700,000.00	11	7,484,200.00	3.91	680,381.82	6.960	360	688	67.74
700,000.01 - 750,000.00	12	8,719,892.12	4.55	726,657.68	6.853	370	695	69.46
750,000.01 - 1,000,000.00	42	36,205,870.93	18.90	862,044.55	6.900	360	712	72.36

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
Range of Current	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
Mortgage Loan	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Principal Balances ($)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
1,000,000.01 - 1,500,000.00	23	29,097,505.00	15.19	1,265,108.91	6.597	360	735	72.55
1,500,000.01 - 2,000,000.00	11	20,556,309.99	10.73	1,868,755.45	6.471	360	727	67.85
2,000,000.01 or Greater	4	10,140,000.00	5.29	2,535,000.00	6.517	358	748	62.83

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Sub-Group X was approximately $733,968.
FICO Credit Scores(1)(2)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Range of FICO Credit Scores	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
659 or Less	31	$19,845,118.00	10.36%	640,165.10	6.766	364	640	71.40
660-679	38	24,622,744.92	12.85	647,966.97	6.829	360	671	73.34
680-699	47	31,988,738.38	16.70	680,611.45	6.962	360	689	73.45
700-719	48	35,282,865.09	18.42	735,059.69	6.673	360	710	72.91
720 or Greater	97	79,826,136.00	41.67	822,949.86	6.849	360	762	73.47

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the Mortgage Loans in Sub-Group X was approximately 716.

(2)	The FICO Credit Scores referenced in this table with respect to substantially all of the Mortgage Loans in Sub-Group X were obtained from one or more credit reporting agencies in connection with the origination of such Mortgage Loans.

Documentation Programs

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Documentation Programs	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Full/Alternative	26	$21,607,177.99	11.28%	831,045.31	6.628	360	692	74.02
Stated Income/Stated Asset	3	1,365,650.00	0.71	455,216.67	6.998	360	687	78.42
Reduced	191	143,001,334.71	74.65	748,698.09	6.853	360	719	73.27
No Income/No Asset	6	2,464,900.00	1.29	410,816.67	7.244	360	738	69.13
No Ratio	30	18,954,845.69	9.89	631,828.19	6.854	360	715	70.14
Preferred	5	4,171,694.00	2.18	834,338.80	6.399	360	757	78.20

Total	261	$191,565,602.39	100.00%

Original Loan-to-Value Ratios(1)(2)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
Range of	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
Original Loan-to-Value Ratios	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
(%)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
50.00 or Less	7	$6,263,750.00	3.27%	894,821.43	6.772	360	723	44.77
50.01 to 55.00	6	6,281,772.93	3.28	1,046,962.16	6.556	357	710	51.33
55.01 to 60.00	8	6,256,687.50	3.27	782,085.94	6.418	360	698	57.69
60.01 to 65.00	16	19,663,750.00	10.26	1,228,984.38	6.557	364	728	63.12
65.01 to 70.00	31	27,312,759.00	14.26	881,056.74	6.701	360	716	68.83
70.01 to 75.00	29	21,131,246.99	11.03	728,663.69	6.841	360	701	74.02
75.01 to 80.00	153	100,262,064.21	52.34	655,307.61	6.930	360	719	79.47
80.01 to 85.00	2	525,000.00	0.27	262,500.00	7.292	359	705	84.68
85.01 to 90.00	8	3,594,941.00	1.88	449,367.63	7.236	360	708	89.82
90.01 to 95.00	1	273,630.76	0.14	273,630.76	8.625	359	685	95.00

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Sub-Group X was approximately 73.13%.

(2)	Does not take into account any secondary financing on the Mortgage Loans in Sub-Group X that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
Range of	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
Original Combined	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Loan-to-Value Ratios (%)	Loans	Outstanding	-Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
50.00 or Less	6	$5,465,000.00	2.85%	910,833.33	6.867	360	724	44.24
50.01 to 55.00	6	6,580,522.93	3.44	1,096,753.82	6.498	357	714	50.97
55.01 to 60.00	7	5,076,687.50	2.65	725,241.07	6.399	360	699	58.04
60.01 to 65.00	16	18,163,750.00	9.48	1,135,234.38	6.537	364	733	62.59
65.01 to 70.00	24	22,211,200.00	11.59	925,466.67	6.628	360	714	67.88
70.01 to 75.00	23	16,841,847.00	8.79	732,254.22	6.779	360	703	72.59
75.01 to 80.00	64	47,944,075.11	25.03	749,126.17	6.771	360	716	78.51
80.01 to 85.00	6	3,585,799.00	1.87	597,633.17	6.781	360	696	74.13
85.01 to 90.00	55	36,802,869.00	19.21	669,143.07	7.028	360	712	80.02
90.01 to 95.00	24	13,803,883.76	7.21	575,161.82	7.169	360	711	79.04
95.01 to 100.00	30	15,089,968.09	7.88	502,998.94	7.143	360	737	79.84

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Sub-Group X was approximately 78.29%.

(2)	Takes into account any secondary financing on the Mortgage Loans in Sub-Group X that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Geographic Area	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
California	189	$133,458,267.27	69.67%	706,128.40	6.868	360	717	73.57
Florida	11	9,167,838.00	4.79	833,439.82	6.616	360	724	70.35
New York	7	6,232,600.00	3.25	890,371.43	6.674	360	731	73.66
Maryland	6	6,113,750.00	3.19	1,018,958.33	6.482	360	704	70.37
New Jersey	5	4,107,806.00	2.14	821,561.20	6.702	360	719	68.18
Wyoming	3	4,072,500.00	2.13	1,357,500.00	6.463	360	713	69.77
Arizona	6	4,007,693.00	2.09	667,948.83	7.149	360	715	73.04
Other (less than 2%)	34	24,405,148.12	12.74	717,798.47	6.813	363	709	73.79

Total	261	$191,565,602.39	100.00%

(1)	The Other row in the preceding table includes 18 other states and the District of Columbia with under 2% concentration individually. As of the cut-off date, no more than approximately 2.297% of the Mortgage Loans in Sub-Group X were secured by mortgaged properties located in any one postal zip code area.
Loan Purpose

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Loan Purpose	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Purchase	119	$86,168,008.85	44.98%	724,100.91	6.882	360	727	76.75
Refinance (Rate/term)	59	42,494,663.12	22.18	720,248.53	6.901	359	720	71.81
Refinance (Cash-Out)	83	62,902,930.42	32.84	757,866.63	6.694	361	698	69.07

Total	261	$191,565,602.39	100.00%

Types of Mortgaged Properties

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Property Type	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Single Family Residence	167	$120,903,164.63	63.11%	723,971.05	6.830	360	713	72.56
Low-Rise Condominium	30	17,911,001.76	9.35	597,033.39	7.060	360	715	78.23
High-Rise Condominium	14	12,554,494.00	6.55	896,749.57	6.588	360	746	74.75
2 - 4 Family Residence	9	6,239,450.00	3.26	693,272.22	6.983	360	692	75.79
Planned Unit Development	41	33,957,492.00	17.73	828,231.51	6.737	360	722	71.40

Total	261	$191,565,602.39	100.00%

Occupancy Types(1)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Occupancy Type	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
Primary Residence	212	$155,502,175.39	81.17%	733,500.83	6.777	360	715	73.27
Investment Property	41	28,353,442.00	14.80	691,547.37	7.178	360	725	71.08
Secondary Residence	8	7,709,985.00	4.02	963,748.13	6.473	360	709	77.89

Total	261	$191,565,602.39	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

							Weighted
			Percent of		Weighted		Average
			Mortgage		Average	Weighted	Original
	Number of	Aggregate	Loans	Average	Current	Average	Loan-to-
Remaining Term	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	FICO Credit	Value
to Maturity (Months)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	Score	Ratio(%)
353	1	$2,540,000.00	1.33%	2,540,000.00	6.500	738	50.80
357	1	796,000.00	0.42	796,000.00	5.875	711	80.00
358	3	1,562,320.00	0.82	520,773.33	7.278	686	77.55
359	32	27,920,475.27	14.57	872,514.85	6.676	707	68.89
360	223	158,031,807.12	82.49	708,662.81	6.856	718	74.21
480	1	715,000.00	0.37	715,000.00	6.875	646	63.84

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Sub-Group X was approximately 360 months.
Loan Programs

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Loan Program	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
One-Year LIBOR	259	$190,628,602.39	99.51%	736,017.77	6.820	360	716	73.10
One-Year CMT	2	937,000.00	0.49	468,500.00	7.676	360	730	79.09

Total	261	$191,565,602.39	100.00%

Gross Margins(1)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Gross Margin (%)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
2.250	253	$188,721,270.63	98.52%	745,933.88	6.812	360	716	72.93
2.750	2	937,000.00	0.49	468,500.00	7.676	360	730	79.09
2.875	3	1,016,801.00	0.53	338,933.67	7.514	360	738	89.24
3.000	1	395,900.00	0.21	395,900.00	7.500	360	731	89.98
3.375	2	494,630.76	0.26	247,315.38	8.067	359	681	91.74

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Sub-Group X was approximately 2.260%.
Initial Rate Adjustment Dates

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Initial Rate Adjustment Date	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
December 1, 2016	1	$2,540,000.00	1.33%	2,540,000.00	6.500	353	738	50.80
April 1, 2017	1	796,000.00	0.42	796,000.00	5.875	357	711	80.00
May 1, 2017	3	1,562,320.00	0.82	520,773.33	7.278	358	686	77.55
June 1, 2017	33	29,175,475.27	15.23	884,105.31	6.679	359	707	68.77
July 1, 2017	174	119,966,354.12	62.62	689,461.81	6.864	361	717	73.99
August 1, 2017	49	37,525,453.00	19.59	765,825.57	6.834	360	721	74.95

Total	261	$191,565,602.39	100.00%

Months to Initial Rate Adjustment Date

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
Range of Number of Months	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
to Initial Rate Adjustment	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Date	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
85 - 120	212	$154,040,149.39	80.41%	726,604.48	6.822	360	715	72.69
121 or Above	49	37,525,453.00	19.59	765,825.57	6.834	360	721	74.95

Total	261	$191,565,602.39	100.00%

Initial Periodic Rate Cap

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Initial Periodic Rate Cap (%)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
5.000	261	$191,565,602.39	100.00%	733,967.83	6.824	360	716	73.13

Total	261	$191,565,602.39	100.00%

Subsequent Periodic Rate Cap

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
Subsequent Periodic	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Rate Cap (%)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
2.000	261	$191,565,602.39	100.00%	733,967.83	6.824	360	716	73.13

Total	261	$191,565,602.39	100.00%

Maximum Mortgage Rates(1)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Maximum Mortgage Rate (%)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
10.500	1	$444,738.00	0.23%	444,738.00	5.500	360	648	80.00
10.750	2	903,000.00	0.47	451,500.00	5.750	360	670	72.19
10.875	3	1,694,023.00	0.88	564,674.33	5.875	359	728	75.67
11.000	2	3,063,992.00	1.60	1,531,996.00	6.000	360	699	78.71
11.125	6	5,877,750.00	3.07	979,625.00	6.125	360	710	63.87
11.250	19	15,520,939.99	8.10	816,891.58	6.250	360	726	72.52
11.375	21	18,158,260.43	9.48	864,679.07	6.375	360	703	73.43
11.500	24	22,393,220.00	11.69	933,050.83	6.500	359	733	65.99
11.625	28	22,734,320.00	11.87	811,940.00	6.625	360	717	69.72
11.750	20	14,431,488.00	7.53	721,574.40	6.750	360	712	74.65
11.875	40	29,806,317.00	15.56	745,157.93	6.875	363	712	74.24
12.000	21	14,612,509.09	7.63	695,833.77	7.000	360	721	77.60
12.125	6	3,242,497.12	1.69	540,416.19	7.125	359	722	80.17
12.250	10	5,429,108.00	2.83	542,910.80	7.250	360	687	73.05
12.375	13	6,544,756.00	3.42	503,442.77	7.375	360	718	75.13
12.500	12	7,573,947.00	3.95	631,162.25	7.500	360	705	74.22
12.625	7	4,189,900.00	2.19	598,557.14	7.625	360	742	82.79
12.750	2	1,422,200.00	0.74	711,100.00	7.750	360	742	77.81
12.875	6	3,280,500.00	1.71	546,750.00	7.875	360	695	73.69
13.000	5	2,244,656.00	1.17	448,931.20	8.000	360	710	80.15
13.250	2	1,446,400.00	0.76	723,200.00	8.250	360	656	80.00
13.375	3	2,062,000.00	1.08	687,333.33	8.375	360	772	80.00
13.500	6	3,704,250.00	1.93	617,375.00	8.500	360	724	75.95
13.625	2	784,830.76	0.41	392,415.38	8.625	360	733	85.23

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Sub-Group X was approximately 11.824% per annum.

Minimum Mortgage Rates(1)

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
			Mortgage		Average	Remaining	Average	Original
	Number of	Aggregate	Loans	Average	Current	Term to	FICO	Loan-to-
	Mortgage	Principal Balance	in Sub-	Principal Balance	Mortgage	Maturity	Credit	Value
Minimum Mortgage Rate (%)	Loans	Outstanding	Group X	Outstanding($)	Rate(%)	(Months)	Score	Ratio(%)
2.250	249	$186,312,270.63	97.26%	748,242.05	6.800	360	716	73.02
2.375	1	442,400.00	0.23	442,400.00	7.375	359	687	80.00
2.500	1	945,000.00	0.49	945,000.00	7.500	360	695	45.00
2.750	2	937,000.00	0.49	468,500.00	7.676	360	730	79.09
2.875	3	1,016,801.00	0.53	338,933.67	7.514	360	738	89.24
3.000	3	1,417,500.00	0.74	472,500.00	7.860	360	701	82.79
3.375	2	494,630.76	0.26	247,315.38	8.067	359	681	91.74

Total	261	$191,565,602.39	100.00%

(1)	As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans in Sub-Group X was approximately 2.266% per annum.
Interest-Only Periods at Origination

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
		Aggregate	Mortgage	Average	Average	Remaining	Average	Original
	Number of	Principal	Loans	Principal Balance	Current	Term to	FICO	Loan-to-
Interest-Only	Mortgage	Balance	in Sub-	Outstanding	Mortgage	Maturity	Credit	Value
Period (Months)	Loans	Outstanding	Group X	($)	Rate(%)	(Months)	Score	Ratio(%)
0	16	$12,562,277.93	6.56%	785,142.37	6.607	360	727	69.26
120	245	179,003,324.46	93.44	730,625.81	6.839	360	715	73.41

Total	261	$191,565,602.39	100.00%

Prepayment Charge Periods at Origination

						Weighted		Weighted
			Percent of		Weighted	Average	Weighted	Average
	Number	Aggregate	Mortgage	Average	Average	Remaining	Average	Original
Prepayment	of	Principal	Loans	Principal Balance	Current	Term to	FICO	Loan-to-
Charge Period	Mortgage	Balance	in Sub-	Outstanding	Mortgage	Maturity	Credit	Value
(Months)	Loans	Outstanding	Group X	($)	Rate(%)	(Months)	Score	Ratio(%)
0	131	$97,440,326.38	50.87%	743,819.29	6.858	360	718	72.90
12	74	55,150,930.00	28.79	745,282.84	6.749	361	723	72.03
36	34	23,750,445.02	12.40	698,542.50	6.868	360	694	73.58
60	22	15,223,900.99	7.95	691,995.50	6.813	360	713	77.89

Total	261	$191,565,602.39	100.00%

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

121465173	80104	713335	4235.43	6	950000	0	713335	7.125	0	1	CO	75.09	359	360	6/1/2037	7/1/2007	11/23/2005	813	R	3	N	10	Single Family	N	Y	0	120	NoRatio	12.125	2.25	75.09	LIBOR 1yr	0	0	0	2.25	0	1X
122889491	97365	510197	3188.73	38	725000	0	510197	7.5	0	1	OR	70.37	360	360	7/1/2037	8/1/2007	1/11/2006	693	R	1	N	10	Single Family	N	Y	0	120	NoRatio	12.5	2.25	70.37	LIBOR 1yr	0	0	0	2.25	0	1X
142930832	60053	715861.12	4250.43	14	910000	0	715861.12	7.125	0	1	IL	78.67	360	360	7/1/2037	8/1/2007	8/31/2006	686	R	1	N	10	Single Family	N	Y	0	120	Red	12.125	2.25	78.67	LIBOR 1yr	0	0	0	2.25	0	1X
165814348	90029	452000	2730.83	5	565000	565000	452000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	749	P	1	N	20	Condominium	N	Y	0	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169054665	94920	488000	3050	5	610000	610000	488000	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	746	P	1	N	20	Condominium	N	Y	0	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169550297	91306	640000	3733.33	5	800000	800000	640000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/6/2007	744	P	1	N	10	Single Family	Y	Y	60	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170076911	91214	548120	2968.98	5	690000	685150	548120	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	717	P	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
171492107	94536	572000	3753.75	5	715000	715000	572000	7.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	741	P	1	N	35	PUD	N	Y	0	120	Red	12.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
160161736	90272	672000	3710	5	1475000	0	672000	6.625	0	1	CA	45.56	360	360	7/1/2037	8/1/2007	6/22/2007	671	R	2	Y	10	Single Family	Y	Y	12	120	Red	11.625	2.25	45.56	LIBOR 1yr	0	0	0	2.25	0	1X
161750403	95688	784272.93	4897.38	5	1500000	0	785000	6.375	0	1	CA	52.33	359	360	6/1/2037	7/1/2007	5/3/2007	677	R	1	Y	10	Single Family	Y	N	36	0	NoRatio	11.375	2.25	52.33	LIBOR 1yr	0	0	0	2.25	0	1X
162053993	94558	470000	2447.92	5	780000	0	470000	6.25	0	1	CA	60.26	360	360	7/1/2037	8/1/2007	6/1/2007	702	R	1	Y	10	Single Family	N	Y	0	120	Red	11.25	2.25	60.26	LIBOR 1yr	0	0	0	2.25	0	1X
162373129	20735	491050	2608.7	21	621000	613850	491050	6.375	0	1	MD	80	360	360	7/1/2037	8/1/2007	6/18/2007	688	P	1	N	35	PUD	N	Y	0	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
162562689	92592	833000	4772.4	5	1190500	0	833000	6.875	0	1	CA	69.97	360	360	7/1/2037	8/1/2007	6/20/2007	743	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.875	2.25	69.97	LIBOR 1yr	0	0	0	2.25	0	1X
162749995	94931	699200	4442.83	5	900000	874000	699200	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/1/2007	739	P	2	N	10	Single Family	N	Y	0	120	Red	12.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
164138130	85003	571774	3216.23	3	725000	714718	571774	6.75	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/17/2007	772	P	1	N	22	Condominium	N	Y	0	120	Preferred	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
168361833	91304	750000	4140.63	5	1100000	0	750000	6.625	0	1	CA	68.18	360	360	8/1/2037	9/1/2007	7/18/2007	697	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.625	2.25	68.18	LIBOR 1yr	0	0	0	2.25	0	1X
169319104	90043	461000	2497.08	5	660000	0	461000	6.5	0	1	CA	69.85	360	360	8/1/2037	9/1/2007	7/9/2007	688	R	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
171077800	90027	1308000	7630	5	1635000	1635000	1308000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	797	P	1	N	10	Single Family	N	Y	0	120	Red	12	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
171084779	94539	453000	2217.81	5	710000	0	453000	5.875	0	1	CA	63.8	360	360	8/1/2037	9/1/2007	7/18/2007	782	R	1	Y	10	Single Family	Y	Y	12	120	NoRatio	10.875	2.25	63.8	LIBOR 1yr	0	0	0	2.25	0	1X
171088182	91016	612000	4705.75	5	765000	0	612000	8.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	7/5/2007	760	R	1	Y	10	Single Family	N	N	0	0	Red	13.5	2.75	92.29	Treas 1yr	0	0	0	2.75	0	1X
171168667	91307	1195000	6597.4	5	1625000	0	1195000	6.625	0	1	CA	73.54	360	360	8/1/2037	9/1/2007	7/12/2007	708	R	1	Y	35	PUD	N	Y	0	120	Red	11.625	2.25	73.54	LIBOR 1yr	0	0	0	2.25	0	1X
171612991	95111	537600	3360	5	672000	0	537600	7.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	677	R	1	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
175973668	91436	1000000	5729.17	5	1450000	0	1000000	6.875	0	1	CA	68.97	360	360	8/1/2037	9/1/2007	7/19/2007	731	R	2	Y	10	Single Family	Y	Y	12	120	Red	11.875	2.25	68.97	LIBOR 1yr	0	0	0	2.25	0	1X
176089081	90036	764000	4829	5	955000	955000	764000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	691	P	1	N	10	Single Family	Y	N	12	0	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
176118672	92130	440000	2108.33	5	550000	550000	440000	5.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	682	P	1	N	20	Condominium	Y	Y	12	120	Red	10.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
176197702	91325	506250	3585.94	5	675000	0	506250	8.5	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/10/2007	687	R	2	Y	10	Single Family	Y	Y	36	120	Red	13.5	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1X
176678424	92122	542000	3782.71	5	677500	677500	542000	8.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	797	P	2	N	10	Single Family	Y	Y	36	120	Red	13.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
120323947	92649	2400000	13750	5	3900000	0	2400000	6.875	0	1	CA	61.54	359	360	6/1/2037	7/1/2007	5/11/2007	751	R	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	61.54	LIBOR 1yr	0	0	0	2.25	0	1X
131620338	32771	444738	2038.38	10	569000	555923	444738	5.5	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/12/2007	648	P	1	N	35	PUD	N	Y	0	120	Full	10.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
138580453	95125	863000	5454.75	5	1481000	0	863000	6.5	0	1	CA	58.27	360	360	7/1/2037	8/1/2007	6/25/2007	814	R	1	Y	10	Single Family	Y	N	12	0	NoRatio	11.5	2.25	58.27	LIBOR 1yr	0	0	0	2.25	0	1X
138580493	90066	810000	4387.5	5	1160000	0	810000	6.5	0	2	CA	69.83	360	360	7/1/2037	8/1/2007	6/15/2007	666	R	1	N	25	2-4 Family	Y	Y	36	120	Red	11.5	2.25	69.83	LIBOR 1yr	0	0	0	2.25	0	1X
149789275	94107	796000	3897.08	5	995000	995000	796000	5.875	0	1	CA	80	357	360	4/1/2037	5/1/2007	3/6/2007	711	P	1	N	22	Condominium	N	Y	0	120	Full	10.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
152933353	93108	2540000	13758.33	5	5000000	0	2540000	6.5	0	1	CA	50.8	353	360	12/1/2036	1/1/2007	11/22/2006	738	R	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	50.8	LIBOR 1yr	0	0	0	2.25	0	1X
155921384	91316	685000	3567.71	5	1400000	0	685000	6.25	0	1	CA	48.93	360	360	7/1/2037	8/1/2007	6/20/2007	707	R	1	Y	10	Single Family	N	Y	0	120	Red	11.25	2.25	48.93	LIBOR 1yr	0	0	0	2.25	0	1X
155921488	93035	700000	4010.42	5	1051000	951000	700000	6.875	0	1	CA	73.61	360	360	7/1/2037	8/1/2007	6/22/2007	649	P	1	N	20	Condominium	Y	Y	12	120	Red	11.875	2.25	73.61	LIBOR 1yr	0	0	0	2.25	0	1X
157532221	34786	549000	3030.94	10	915000	0	549000	6.625	0	1	FL	60	360	360	7/1/2037	8/1/2007	6/25/2007	634	R	1	Y	35	PUD	Y	Y	36	120	Alt	11.625	2.25	60	LIBOR 1yr	0	0	0	2.25	0	1X
157843154	90018	444500	2917.03	5	635000	0	444500	7.875	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/20/2007	673	R	2	Y	10	Single Family	Y	Y	12	120	Red	12.875	2.25	88.9	LIBOR 1yr	15	0	0	2.25	0	1X
158290004	91977	464000	3048.15	5	580000	0	464000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	666	R	1	N	10	Single Family	Y	N	12	0	Red	11.875	2.25	93.62	LIBOR 1yr	0	0	0	2.25	0	1X
158495990	33157	528000	3300	10	660000	660000	528000	7.5	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/2/2007	726	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
159193574	33410	604000	3145.83	10	755000	755000	604000	6.25	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/25/2007	724	P	1	N	22	Condominium	N	Y	0	120	Preferred	11.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
158201427	33019	960000	5000	10	1340000	1200000	960000	6.25	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/20/2007	736	P	1	N	22	Condominium	N	Y	0	120	Preferred	11.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
161733193	21037	1235000	6689.58	21	1900000	0	1235000	6.5	0	1	MD	65	360	360	7/1/2037	8/1/2007	6/19/2007	798	R	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	65	LIBOR 1yr	0	0	0	2.25	0	1X
162024694	93422	460000	2683.33	5	575000	575000	460000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	773	P	2	N	10	Single Family	N	Y	0	120	Red	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
162788384	90046	499000	2702.92	5	900000	0	499000	6.5	0	1	CA	55.44	360	360	8/1/2037	9/1/2007	7/11/2007	724	R	2	N	22	Condominium	Y	Y	12	120	NoRatio	11.5	2.25	55.44	LIBOR 1yr	0	0	0	2.25	0	1X
170447794	94561	462266	2841.01	5	577833	577833	462266	7.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	737	P	1	N	10	Single Family	N	Y	0	120	Red	12.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170671915	91737	1000000	5312.5	5	1250000	0	1000000	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	688	R	1	N	10	Single Family	Y	Y	60	120	Alt	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
177067283	95442	680000	3895.83	5	1000000	0	680000	6.875	0	1	CA	68	360	360	8/1/2037	9/1/2007	7/18/2007	707	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.875	2.25	68	LIBOR 1yr	0	0	0	2.25	0	1X
176349957	95023	488000	2795.83	5	620000	610000	488000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/13/2007	699	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
176089866	92105	431250	2425.78	5	575000	0	431250	6.75	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/16/2007	658	R	1	Y	10	Single Family	N	Y	0	120	SISA	11.75	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1X
172183261	92253	550000	3208.33	5	720000	719641	550000	7	0	1	CA	76.43	360	360	8/1/2037	9/1/2007	7/3/2007	644	P	3	N	35	PUD	N	Y	0	120	Alt	12	2.25	76.43	LIBOR 1yr	0	0	0	2.25	0	1X
160055411	28207	500000	2916.67	34	625000	0	500000	7	0	1	NC	80	359	360	6/1/2037	7/1/2007	5/11/2007	703	R	2	Y	10	Single Family	N	Y	0	120	Red	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
160105065	83011	1255000	7059.38	51	1900000	0	1255000	6.75	0	1	WY	66.05	360	361	7/1/2037	7/1/2007	5/7/2007	694	R	1	Y	10	Single Family	N	Y	0	120	Red	11.75	2.25	66.05	LIBOR 1yr	0	0	0	2.25	0	1X
86780472	92620	506412	3059.57	5	634000	633016	506412	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	711	P	2	N	20	Condominium	N	Y	0	120	Red	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
176052062	92801	616000	3529.17	5	825000	0	616000	6.875	0	1	CA	74.67	360	360	8/1/2037	9/1/2007	7/5/2007	620	R	1	Y	10	Single Family	N	Y	0	120	Red	11.875	2.25	74.67	LIBOR 1yr	0	0	0	2.25	0	1X
175927435	28722	438000	2874.38	34	910000	0	438000	7.875	0	1	NC	48.13	360	360	7/1/2037	8/1/2007	7/5/2007	672	R	1	Y	10	Single Family	Y	Y	12	120	NINA	12.875	2.25	48.13	LIBOR 1yr	0	0	0	2.25	0	1X
175822365	94534	1320000	7012.5	5	1650000	0	1320000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	778	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
171738459	92629	825000	4468.75	5	1100000	1100000	825000	6.5	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/6/2007	672	P	3	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
171697221	92663	528000	3190	5	660000	660000	528000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/29/2007	707	P	1	N	20	Condominium	Y	Y	12	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
171618744	91741	580800	3327.5	5	726000	0	580800	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/29/2007	696	R	1	Y	10	Single Family	N	Y	0	120	Red	11.875	2.25	82.34	LIBOR 1yr	0	0	0	2.25	0	1X
171447558	92024	628000	3597.92	5	785000	0	628000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	747	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.875	2.25	88.92	LIBOR 1yr	0	0	0	2.25	0	1X
171416630	91605	424000	2605.83	5	540000	530000	424000	7.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	781	P	1	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
171339345	92805	444000	2497.5	5	590000	555000	444000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/5/2007	783	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
171334064	95037	892000	5110.42	5	1115000	1115000	892000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	624	P	1	N	10	Single Family	Y	Y	36	120	Full	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
171318734	90254	955900	6073.95	5	1280000	1194875	955900	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	752	P	2	N	20	Condominium	N	Y	0	120	Red	12.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

171317318	92562	431920	2654.51	5	700000	539900	431920	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	816	P	1	N	10	Single Family	N	Y	0	120	Red	12.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
171300232	92103	1500000	7812.5	5	2000000	2000000	1500000	6.25	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/5/2007	795	P	1	N	22	Condominium	Y	Y	12	120	Preferred	11.25	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1X
171210212	90034	622400	4279	5	778000	778000	622400	8.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	683	P	2	N	10	Single Family	N	Y	0	120	Red	13.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
171204956	90290	725000	4380.21	5	2500000	2500000	725000	7.25	0	1	CA	29	360	360	7/1/2037	8/1/2007	6/25/2007	0	P	1	N	10	Single Family	N	Y	0	120	Red	12.25	2.25	29	LIBOR 1yr	0	0	0	2.25	0	1X
171111827	94511	499000	2858.85	5	800000	0	499000	6.875	0	1	CA	62.38	360	360	7/1/2037	8/1/2007	6/22/2007	709	R	1	Y	10	Single Family	N	Y	0	120	NINA	11.875	2.25	62.38	LIBOR 1yr	0	0	0	2.25	0	1X
171092824	91320	750000	4218.75	5	1100000	0	750000	6.75	0	1	CA	68.18	360	360	8/1/2037	9/1/2007	7/6/2007	641	R	1	Y	35	PUD	N	Y	0	120	Red	11.75	2.25	68.18	LIBOR 1yr	0	0	0	2.25	0	1X
171088246	91001	1190000	7327.03	5	1700000	0	1190000	6.25	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/26/2007	758	R	1	Y	10	Single Family	N	N	0	0	Red	11.25	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1X
171064488	91042	806250	4955.08	5	1075000	1075000	806250	7.375	0	4	CA	75	360	360	7/1/2037	8/1/2007	6/27/2007	706	P	1	N	25	2-4 Family	Y	Y	12	120	Red	12.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
171063546	92010	504000	3570	5	670000	0	504000	8.5	0	1	CA	75.22	360	360	7/1/2037	8/1/2007	6/25/2007	727	R	1	N	35	PUD	N	Y	0	120	Red	13.5	2.25	75.22	LIBOR 1yr	0	0	0	2.25	0	1X
171007980	92879	616500	3917.34	5	685000	0	616500	7.625	0.53	1	CA	90	360	360	7/1/2037	8/1/2007	6/19/2007	750	R	1	N	35	PUD	Y	Y	12	120	NoRatio	12.625	2.875	90	LIBOR 1yr	0	25	0	2.875	0	1X
171001699	93940	1480000	8479.17	5	1850000	0	1480000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	752	R	1	N	10	Single Family	Y	Y	60	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170970275	94804	504000	2835	5	630000	630000	504000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	670	P	1	N	20	Condominium	N	Y	0	120	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
170963390	44236	512000	3626.67	36	640000	640000	512000	8.5	0	1	OH	80	360	360	8/1/2037	9/1/2007	7/2/2007	670	P	1	N	10	Single Family	N	Y	0	120	Red	13.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
170957323	96140	797000	4566.15	5	1300000	0	797000	6.875	0	1	CA	61.31	360	360	8/1/2037	9/1/2007	6/26/2007	693	R	1	Y	10	Single Family	N	Y	0	120	Red	11.875	2.25	61.31	LIBOR 1yr	0	0	0	2.25	0	1X
170920411	94107	492000	2613.75	5	615000	615000	492000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	676	P	1	N	20	Condominium	N	Y	0	120	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
170918499	96740	1200000	6875	12	1500000	1500000	1200000	6.875	0	1	HI	80	360	360	7/1/2037	8/1/2007	6/19/2007	796	P	1	N	35	PUD	N	Y	0	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170917043	94404	756000	4410	5	945000	0	756000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	685	R	1	Y	10	Single Family	Y	Y	12	120	Red	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170854635	91016	478400	2890.33	5	610000	0	478400	7.25	0	1	CA	78.43	360	360	7/1/2037	8/1/2007	6/25/2007	645	R	1	Y	10	Single Family	Y	Y	12	120	Full	12.25	2.25	94.98	LIBOR 1yr	0	0	0	2.25	0	1X
170835983	85003	535920	3070.38	3	670000	669900	535920	6.875	0	1	AZ	80	360	360	7/1/2037	8/1/2007	6/26/2007	711	P	1	N	22	Condominium	N	Y	0	120	Preferred	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
170827776	90065	712000	3782.5	5	890000	0	712000	6.375	0	3	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	664	R	2	N	25	2-4 Family	Y	Y	36	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170803471	93420	640000	3266.67	5	850000	0	640000	6.125	0	1	CA	75.29	360	360	7/1/2037	8/1/2007	7/2/2007	782	R	1	N	35	PUD	N	Y	0	120	NoRatio	11.125	2.25	75.29	LIBOR 1yr	0	0	0	2.25	0	1X
170802612	91306	567920	3194.55	5	709900	709900	567920	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	754	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170800605	97206	221000	1358.23	38	252000	0	221000	7.375	0.79	1	OR	87.7	360	360	7/1/2037	8/1/2007	6/21/2007	675	R	1	Y	10	Single Family	Y	Y	60	120	Red	12.375	3.375	87.7	LIBOR 1yr	0	25	0	3.375	0	1X
170799460	33616	872000	5450	10	1090000	1090000	872000	7.5	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/26/2007	680	P	1	N	20	Condominium	Y	Y	36	120	Red	12.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170708183	95746	900000	4968.75	5	1200000	0	900000	6.625	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/29/2007	620	R	1	Y	35	PUD	Y	Y	36	120	Full	11.625	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1X
170696427	85251	1000000	7083.33	3	1450000	1363258	1000000	8.5	0	1	AZ	73.35	360	360	8/1/2037	9/1/2007	6/28/2007	698	P	2	N	22	Condominium	Y	Y	60	120	Red	13.5	2.25	88.02	LIBOR 1yr	0	0	0	2.25	0	1X
170696250	77563	914000	5627.66	44	1400000	0	914000	6.25	0	1	TX	65.29	360	360	8/1/2037	9/1/2007	6/29/2007	799	R	1	Y	35	PUD	N	N	0	0	Red	11.25	2.25	65.29	LIBOR 1yr	0	0	0	2.25	0	1X
170670607	81620	472000	2753.33	6	590000	0	472000	7	0	1	CO	80	360	360	7/1/2037	8/1/2007	6/27/2007	700	R	2	Y	35	PUD	Y	Y	36	120	NoRatio	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170629967	90803	512000	2826.67	5	800000	0	512000	6.625	0	1	CA	64	360	360	7/1/2037	8/1/2007	7/3/2007	789	R	2	N	20	Condominium	Y	Y	12	120	Red	11.625	2.25	64	LIBOR 1yr	0	0	0	2.25	0	1X
170624087	90031	782000	4884.84	5	990000	0	782000	7.5	0	1	CA	78.99	360	360	7/1/2037	8/1/2007	6/25/2007	716	R	2	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	78.99	LIBOR 1yr	0	0	0	2.25	0	1X
170624039	90031	829500	5183.04	5	1050000	0	829500	7.5	0	1	CA	79	360	360	7/1/2037	8/1/2007	6/25/2007	716	R	2	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	79	LIBOR 1yr	0	0	0	2.25	0	1X
170605268	95602	495000	3047.8	5	675000	0	495000	6.25	0	1	CA	73.33	360	360	7/1/2037	8/1/2007	6/20/2007	702	R	1	Y	10	Single Family	Y	N	12	0	Red	11.25	2.25	73.33	LIBOR 1yr	0	0	0	2.25	0	1X
170567603	34275	675000	3867.19	10	900000	0	675000	6.875	0	1	FL	75	360	360	8/1/2037	9/1/2007	7/5/2007	631	R	1	N	35	PUD	Y	Y	60	120	Full	11.875	2.25	88.63	LIBOR 1yr	0	0	0	2.25	0	1X
170546188	89128	477600	2686.5	29	597000	0	477600	6.75	0	1	NV	80	360	360	7/1/2037	8/1/2007	6/15/2007	717	R	1	Y	35	PUD	N	Y	0	120	Red	11.75	2.25	89.88	LIBOR 1yr	0	0	0	2.25	0	1X
170535200	11369	560000	3383.33	33	700000	0	560000	7.25	0	2	NY	80	360	360	7/1/2037	8/1/2007	6/26/2007	658	R	1	Y	25	2-4 Family	N	Y	0	120	NoRatio	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170460612	92663	712000	3856.67	5	890000	0	712000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	744	R	1	Y	20	Condominium	N	Y	0	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170456339	92706	551200	3157.92	5	689000	689000	551200	6.875	0	2	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	707	P	1	N	25	2-4 Family	Y	Y	36	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170398027	94553	460000	2443.75	5	575000	0	460000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	678	R	1	N	10	Single Family	Y	Y	36	120	Red	11.375	2.25	86.96	LIBOR 1yr	0	0	0	2.25	0	1X
170387609	92708	570000	4037.5	5	770000	0	570000	8.5	0	1	CA	74.03	360	360	7/1/2037	8/1/2007	6/15/2007	812	R	1	N	35	PUD	N	Y	0	120	Red	13.5	2.25	74.03	LIBOR 1yr	0	0	0	2.25	0	1X
170384559	91342	1000000	5520.83	5	1430000	0	1000000	6.625	0	1	CA	69.93	360	360	7/1/2037	8/1/2007	6/25/2007	675	R	1	Y	10	Single Family	N	Y	0	120	Red	11.625	2.25	81.71	LIBOR 1yr	0	0	0	2.25	0	1X
170293645	90201	576000	3540	5	720000	720000	576000	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	703	P	1	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170292757	92683	624000	3575	5	780000	0	624000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	689	R	1	Y	10	Single Family	N	Y	0	120	Red	11.875	2.25	94.74	LIBOR 1yr	0	0	0	2.25	0	1X
170288821	92841	456000	2660	5	590000	570000	456000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	662	P	1	N	10	Single Family	Y	Y	12	120	Red	12	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
170270773	95003	588000	3368.75	5	840000	0	588000	6.875	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/22/2007	686	R	2	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170265271	90007	564000	3055	5	705000	705000	564000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	746	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
170231391	33157	577600	3309.17	10	722000	722000	577600	6.875	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/28/2007	760	P	1	N	35	PUD	Y	Y	60	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170212043	90201	650000	3723.96	5	840000	0	650000	6.875	0	3	CA	77.38	360	360	7/1/2037	8/1/2007	6/5/2007	748	R	1	Y	25	2-4 Family	Y	Y	60	120	Red	11.875	2.25	88.39	LIBOR 1yr	115	0	0	2.25	0	1X
170167235	94568	772000	4422.92	5	1050000	0	772000	6.875	0	1	CA	73.52	360	360	7/1/2037	8/1/2007	6/22/2007	756	R	1	N	10	Single Family	N	Y	0	120	NoRatio	11.875	2.25	73.52	LIBOR 1yr	0	0	0	2.25	0	1X
170116948	92110	494000	2778.75	5	618000	617500	494000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	660	P	3	N	20	Condominium	Y	Y	36	120	Red	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170115828	92240	300301	1783.04	5	335000	0	300301	7.125	0.53	1	CA	89.64	360	360	7/1/2037	8/1/2007	6/18/2007	710	R	1	N	10	Single Family	Y	Y	60	120	Red	12.125	2.875	89.64	LIBOR 1yr	0	25	0	2.875	0	1X
170110611	92880	443920	2728.26	5	560000	554900	443920	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	702	P	1	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
170095040	93109	996000	5810	5	1300000	1245000	996000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/27/2007	696	P	1	N	10	Single Family	N	Y	0	120	Red	12	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
170094936	93103	482500	2513.02	5	700000	0	482500	6.25	0	1	CA	68.93	360	360	7/1/2037	8/1/2007	6/13/2007	793	R	1	N	20	Condominium	N	Y	0	120	Red	11.25	2.25	68.93	LIBOR 1yr	0	0	0	2.25	0	1X
170036467	91750	513600	3263.5	5	642000	0	513600	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	668	R	2	N	10	Single Family	Y	Y	12	120	Red	12.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170036403	91335	458500	2865.63	5	655000	0	458500	7.5	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/28/2007	668	R	2	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
170035955	91304	427200	2714.5	5	534000	534000	427200	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	765	P	1	N	10	Single Family	Y	Y	12	120	Red	12.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169937186	94014	892700	5765.35	5	1125000	1125000	892700	7.75	0	1	CA	79.35	360	360	7/1/2037	8/1/2007	6/22/2007	790	P	1	N	10	Single Family	Y	Y	36	120	NoRatio	12.75	2.25	89.35	LIBOR 1yr	0	0	0	2.25	0	1X
169906734	98290	563000	3558.54	48	704226	704226	563000	6.5	0	1	WA	79.95	360	360	7/1/2037	8/1/2007	6/7/2007	797	P	1	N	35	PUD	N	N	0	0	NoRatio	11.5	2.25	79.95	LIBOR 1yr	0	0	0	2.25	0	1X
169893464	93012	460000	2827.08	5	575000	575000	460000	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	726	P	1	N	35	PUD	N	Y	0	120	Red	12.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169878871	91311	580000	3081.25	5	725000	0	580000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	714	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
169875209	10010	850000	5372.58	33	1690000	0	850000	6.5	0	1	NY	50.3	360	360	8/1/2037	9/1/2007	7/10/2007	693	R	2	Y	22	Condominium	N	N	0	0	Red	11.5	2.25	50.3	LIBOR 1yr	0	0	0	2.25	0	1X
169850508	92707	448000	2613.33	5	560000	560000	448000	7	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/31/2007	702	P	1	N	10	Single Family	Y	Y	12	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169842315	91402	431999.09	2520	5	540000	540000	432000	7	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/30/2007	709	P	1	N	10	Single Family	Y	Y	36	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

169828889	91405	437600	2415.92	5	550000	547000	437600	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	735	P	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169822447	90254	1150000	6281.58	5	1900000	1900000	1150000	6.625	0	1	CA	60.53	360	360	8/1/2037	9/1/2007	7/5/2007	780	P	2	N	10	Single Family	N	Y	0	120	Red	11.625	2.25	60.53	LIBOR 1yr	0	0	0	2.25	0	1X
169766640	90807	1277000	8495.91	5	1825000	0	1277000	7	0	1	CA	69.97	360	360	7/1/2037	8/1/2007	6/15/2007	682	R	1	Y	10	Single Family	Y	N	36	0	Red	12	2.25	69.97	LIBOR 1yr	0	0	0	2.25	0	1X
169763432	91105	831007	4760.98	5	1040000	1038759	831007	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/29/2007	800	P	1	N	20	Condominium	N	Y	0	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
169743176	92647	488000	2745	5	610000	610000	488000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	763	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169741493	90241	438000	2463.75	5	600000	0	438000	6.75	0	1	CA	73	360	360	7/1/2037	8/1/2007	6/25/2007	782	R	1	Y	10	Single Family	Y	Y	60	120	NoRatio	11.75	2.25	73	LIBOR 1yr	0	0	0	2.25	0	1X
169735223	92683	600000	3937.5	5	750000	0	600000	7.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/5/2007	730	R	1	N	10	Single Family	N	Y	0	120	Red	12.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
169730049	90035	1967000	10859.48	5	2550000	2550000	1967000	6.625	0	1	CA	77.14	360	360	7/1/2037	8/1/2007	6/18/2007	731	P	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
169614623	90404	840000	5862.5	5	1050000	0	840000	8.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	797	R	2	N	10	Single Family	N	Y	0	120	Red	13.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
169577678	91343	464000	2368.33	5	580000	0	464000	6.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	712	R	1	N	10	Single Family	N	Y	0	120	Red	11.125	2.25	92	LIBOR 1yr	0	0	0	2.25	0	1X
169553473	91403	995000	5804.17	5	1375000	1375000	995000	7	0	1	CA	72.36	360	360	7/1/2037	8/1/2007	6/14/2007	701	P	1	N	10	Single Family	Y	Y	60	120	Red	12	2.25	94.98	LIBOR 1yr	0	0	0	2.25	0	1X
169551617	83001	1910000	10146.88	51	2388000	2387500	1910000	6.375	0	1	WY	80	360	360	7/1/2037	8/1/2007	6/20/2007	731	P	3	N	35	PUD	N	Y	0	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
169506481	91602	627500	3464.32	5	854000	0	627500	6.625	0	1	CA	73.48	360	360	7/1/2037	8/1/2007	6/19/2007	721	R	1	N	10	Single Family	N	Y	0	120	NoRatio	11.625	2.25	73.48	LIBOR 1yr	0	0	0	2.25	0	1X
169502381	10014	2000000	10833.33	33	2650000	2555000	2000000	6.5	0	1	NY	78.28	360	360	8/1/2037	9/1/2007	7/10/2007	794	P	1	N	22	Condominium	Y	Y	12	120	Alt	11.5	2.25	88.06	LIBOR 1yr	0	0	0	2.25	0	1X
169500679	84062	760000	4037.5	45	950000	950000	760000	6.375	0	1	UT	80	360	360	8/1/2037	9/1/2007	7/3/2007	704	P	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
169496757	90804	480000	2950	5	600000	0	480000	7.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/25/2007	739	R	1	Y	10	Single Family	N	Y	0	120	Red	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
169496453	91702	650000	4265.63	5	880000	850000	650000	7.875	0	1	CA	76.47	360	360	7/1/2037	8/1/2007	6/15/2007	716	P	1	N	10	Single Family	N	Y	0	120	Red	12.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
169466057	2129	670000	3838.54	22	900000	0	670000	6.875	0	2	MA	74.44	360	360	7/1/2037	8/1/2007	7/3/2007	683	R	2	N	25	2-4 Family	N	Y	0	120	Alt	11.875	2.25	74.44	LIBOR 1yr	0	0	0	2.25	0	1X
169435853	91205	680000	4745.83	5	850000	0	680000	8.375	0	2	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	720	R	1	N	25	2-4 Family	N	Y	0	120	Red	13.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
169401385	7677	798750	4076.95	31	1650000	0	798750	6.125	0	1	NJ	48.41	360	360	7/1/2037	8/1/2007	6/22/2007	718	R	1	N	10	Single Family	N	Y	0	120	Red	11.125	2.25	54.79	LIBOR 1yr	0	0	0	2.25	0	1X
169387819	20905	1465000	7782.81	21	1835000	0	1465000	6.375	0	1	MD	79.84	360	360	7/1/2037	8/1/2007	6/22/2007	715	R	1	N	10	Single Family	N	Y	0	120	Red	11.375	2.25	79.84	LIBOR 1yr	0	0	0	2.25	0	1X
169347387	91763	424000	2694.17	5	530000	0	424000	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	701	R	1	N	10	Single Family	Y	Y	36	120	Red	12.625	2.25	94.42	LIBOR 1yr	0	0	0	2.25	0	1X
169197665	48375	100000	666.67	23	120000	0	100000	8	0.43	1	MI	83.33	360	360	7/1/2037	8/1/2007	6/13/2007	750	R	1	Y	20	Condominium	Y	Y	36	120	NINA	13	2.875	83.33	LIBOR 1yr	0	12	0	2.875	0	1X
169183326	33176	717500	4110.68	10	1025000	0	717500	6.875	0	1	FL	70	360	360	7/1/2037	8/1/2007	6/25/2007	705	R	1	Y	10	Single Family	Y	Y	12	120	NoRatio	11.875	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1X
169115182	91006	1721500	9504.48	5	2625000	0	1722000	6.625	0	1	CA	65.6	359	360	6/1/2037	7/1/2007	6/1/2007	718	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.625	2.25	68.72	LIBOR 1yr	0	0	0	2.25	0	1X
169092095	93010	2000000	10208.33	5	3100000	0	2000000	6.125	0	1	CA	64.52	360	360	7/1/2037	8/1/2007	6/25/2007	731	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.125	2.25	64.52	LIBOR 1yr	0	0	0	2.25	0	1X
169021203	20009	715000	4096.35	9	1120000	0	715000	6.875	0	1	DC	63.84	480	480	7/1/2047	8/1/2007	6/18/2007	646	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.875	2.25	63.84	LIBOR 1yr	0	0	0	2.25	0	1X
168976875	90019	650000	3520.83	5	848000	848000	650000	6.5	0	1	CA	76.65	360	360	7/1/2037	8/1/2007	6/20/2007	687	P	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	76.65	LIBOR 1yr	0	0	0	2.25	0	1X
168945077	92880	445023	2178.76	5	556279	556279	445023	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	702	P	1	N	10	Single Family	Y	Y	36	120	Red	10.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
168922739	90815	448000	2566.67	5	615000	560000	448000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	696	P	2	N	10	Single Family	Y	Y	60	120	Alt	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
168914168	91326	644000	3555.42	5	860000	0	644000	6.625	0	1	CA	74.88	360	360	7/1/2037	8/1/2007	6/25/2007	744	R	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	74.88	LIBOR 1yr	0	0	0	2.25	0	1X
168855903	98391	1180000	6391.67	48	2100000	0	1180000	6.5	0	1	WA	56.19	360	360	7/1/2037	8/1/2007	6/22/2007	693	R	1	Y	35	PUD	N	Y	0	120	Red	11.5	2.25	65.71	LIBOR 1yr	0	0	0	2.25	0	1X
168823496	92118	444000	2497.49	5	555000	555000	444000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	667	P	1	N	20	Condominium	N	Y	0	120	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
168793064	91342	447000	2747.19	5	565000	0	447000	7.375	0	1	CA	79.12	360	360	7/1/2037	8/1/2007	6/22/2007	693	R	2	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	79.12	LIBOR 1yr	0	0	0	2.25	0	1X
168772822	91423	537600	2800	5	680000	672000	537600	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	650	P	1	N	20	Condominium	Y	Y	12	120	Red	11.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
168772278	92880	500000	3020.83	5	635000	625000	500000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/12/2007	663	P	1	N	10	Single Family	Y	Y	12	120	Red	12.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
168715270	94601	325000	1974.73	5	420000	0	325000	6.125	0	1	CA	77.38	360	360	7/1/2037	8/1/2007	6/11/2007	673	R	1	N	10	Single Family	Y	N	12	0	Red	11.125	2.75	85.95	Treas 1yr	0	0	0	2.75	0	1X
168622873	5743	431250	2695.31	46	600000	0	431250	7.5	0	1	VT	71.88	360	360	8/1/2037	9/1/2007	7/5/2007	631	R	3	Y	10	Single Family	N	Y	0	120	Red	12.5	2.25	71.88	LIBOR 1yr	0	0	0	2.25	0	1X
168576298	10562	796000	4975	33	995000	995000	796000	7.5	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/21/2007	756	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
168568150	90010	472800	2856.5	5	600000	591000	472800	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	701	P	1	N	22	Condominium	Y	Y	12	120	Red	12.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
168517412	32137	1240000	6458.33	10	1550000	1550000	1240000	6.25	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/20/2007	777	P	1	N	22	Condominium	Y	Y	60	120	Alt	11.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
168508352	92704	480000	2600	5	640000	0	480000	6.5	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/12/2007	658	R	1	N	10	Single Family	Y	Y	36	120	Red	11.5	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1X
168472722	10128	1085000	5764.06	33	1550000	0	1085000	6.375	0	1	NY	70	360	360	7/1/2037	8/1/2007	6/18/2007	707	R	1	Y	22	Condominium	N	Y	0	120	Red	11.375	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1X
168387751	90004	1901250	10100.39	5	2925000	2925000	1901250	6.375	0	1	CA	65	359	360	6/1/2037	7/1/2007	5/23/2007	710	P	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	65	LIBOR 1yr	0	0	0	2.25	0	1X
168344873	90640	665000	3532.81	5	950000	0	665000	6.375	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/14/2007	671	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1X
168314252	21057	1650000	8421.88	21	2800000	0	1650000	6.125	0	1	MD	58.93	359	360	6/1/2037	7/1/2007	5/23/2007	658	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.125	2.25	58.93	LIBOR 1yr	0	0	0	2.25	0	1X
168219853	92649	2000000	11250	5	3350000	3078000	2000000	6.75	0	1	CA	64.98	360	360	7/1/2037	8/1/2007	6/13/2007	673	P	1	N	10	Single Family	N	Y	0	120	Red	11.75	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1X
168160454	89048	456000	2660	29	571000	571000	456000	7	0	1	NV	79.86	360	360	7/1/2037	8/1/2007	6/7/2007	685	P	1	N	10	Single Family	N	Y	0	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
168135105	92880	497020	2847.51	5	621275	621275	497020	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/23/2007	677	P	2	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
168125528	91105	540000	3600	5	680449	675000	540000	8	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	778	P	2	N	20	Condominium	N	Y	0	120	Red	13	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
168121364	91739	863992	4319.96	5	1095551	1092580	863992	6	0	1	CA	79.08	360	360	7/1/2037	8/1/2007	6/21/2007	683	P	1	N	10	Single Family	N	Y	0	120	Red	11	2.25	88.96	LIBOR 1yr	0	0	0	2.25	0	1X
168045743	95648	273630.76	1966.72	5	290000	288033	273631	8.625	0.9	1	CA	95	359	360	6/1/2037	7/1/2007	5/14/2007	685	P	1	N	20	Condominium	N	Y	0	120	NoRatio	13.625	3.375	95	LIBOR 1yr	0	30	0	3.375	0	1X
167977052	21826	743200	4103.08	21	975000	0	743200	6.625	0	1	MD	76.23	360	360	8/1/2037	9/1/2007	7/2/2007	668	R	1	N	35	PUD	N	Y	0	120	Red	11.625	2.25	77.25	LIBOR 1yr	0	0	0	2.25	0	1X
167912452	32541	2000000	10833.33	10	4300000	0	2000000	6.5	0	1	FL	46.51	359	360	6/1/2037	7/1/2007	5/31/2007	772	R	2	N	35	PUD	Y	Y	12	120	Full	11.5	2.25	46.51	LIBOR 1yr	0	0	0	2.25	0	1X
167890188	11580	468000	2437.5	33	585000	585000	468000	6.25	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/22/2007	663	P	2	N	10	Single Family	N	Y	0	120	Red	11.25	2.25	80	LIBOR 1yr	110	0	0	2.25	0	1X
167836752	95377	468000	2535	5	585000	0	468000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	665	R	1	N	10	Single Family	Y	Y	60	120	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
167779277	91708	428000	2496.67	5	535000	535000	428000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	760	P	1	N	20	Condominium	Y	Y	36	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
167551985	92618	718496	4339.95	5	898500	898120	718496	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	670	P	1	N	20	Condominium	N	Y	0	120	Red	12.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
167549533	91901	619920	3422.48	5	800000	0	619920	6.625	0	1	CA	77.49	360	360	7/1/2037	8/1/2007	6/25/2007	711	R	1	N	10	Single Family	N	Y	0	120	Red	11.625	2.25	89.99	LIBOR 1yr	0	0	0	2.25	0	1X
167535939	92603	3000000	16562.5	5	4895000	4800000	3000000	6.625	0	1	CA	62.5	360	360	7/1/2037	8/1/2007	6/18/2007	785	P	1	N	35	PUD	Y	Y	12	120	Red	11.625	2.25	62.5	LIBOR 1yr	0	0	0	2.25	0	1X

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

167481800	91202	553500	3517.03	5	615000	615000	553500	7.625	0	1	CA	90	359	360	6/1/2037	7/1/2007	5/18/2007	800	P	1	N	10	Single Family	N	Y	0	120	NINA	12.625	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1X
167461224	90042	658000	3495.63	5	830000	0	658000	6.375	0	1	CA	79.28	360	360	7/1/2037	8/1/2007	6/14/2007	685	R	1	Y	10	Single Family	N	Y	0	120	Red	11.375	2.25	79.28	LIBOR 1yr	0	0	0	2.25	0	1X
167308941	85262	999999	5624.99	3	1450000	0	999999	6.75	0	1	AZ	68.97	360	360	7/1/2037	8/1/2007	6/20/2007	730	R	1	N	35	PUD	N	Y	0	120	Red	11.75	2.25	84.34	LIBOR 1yr	0	0	0	2.25	0	1X
167142676	92234	440000	2383.33	5	550000	0	440000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	708	R	2	N	35	PUD	Y	Y	60	120	Full	11.5	2.25	87.27	LIBOR 1yr	0	0	0	2.25	0	1X
166922696	92651	1120000	6416.67	5	1400000	0	1120000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	686	R	1	N	20	Condominium	Y	Y	12	120	Full	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
166860292	92026	517500	2749.22	5	717500	717500	517500	6.375	0	1	CA	72.13	360	360	7/1/2037	8/1/2007	6/18/2007	784	P	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	72.13	LIBOR 1yr	0	0	0	2.25	0	1X
166860084	90706	636000	4072.38	5	795000	795000	636000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	668	P	1	N	10	Single Family	Y	N	12	0	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
166676747	2116	440000	2475	22	550000	550000	440000	6.75	0	1	MA	80	360	360	7/1/2037	8/1/2007	7/2/2007	770	P	1	N	22	Condominium	N	Y	0	120	Alt	11.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
166418525	21075	529500	3419.69	21	704000	0	529500	7.75	0	1	MD	75.21	360	360	7/1/2037	8/1/2007	6/19/2007	661	R	2	N	35	PUD	N	Y	0	120	Red	12.75	2.25	75.21	LIBOR 1yr	0	0	0	2.25	0	1X
166320450	8203	798000	4488.75	31	1140000	0	798000	6.75	0	1	NJ	70	360	360	7/1/2037	8/1/2007	6/22/2007	679	R	1	Y	10	Single Family	N	Y	0	120	Red	11.75	2.25	74.17	LIBOR 1yr	0	0	0	2.25	0	1X
166064381	92037	1531560	8934.1	5	2200000	2187950	1531560	7	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/12/2007	806	P	2	N	10	Single Family	N	Y	0	120	Red	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
165797460	95133	511200	3674.25	5	639000	639000	511200	8.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	759	P	1	N	20	Condominium	N	Y	0	120	Red	13.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
165710508	7712	583056	3887.04	31	750000	728820	583056	8	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/9/2007	677	P	1	N	20	Condominium	N	Y	0	120	Red	13	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
165638405	98065	528000	2915	48	660000	660000	528000	6.625	0	1	WA	80	360	360	7/1/2037	8/1/2007	6/7/2007	719	P	1	N	35	PUD	Y	Y	12	120	Red	11.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
165348776	91011	1874999.99	9765.63	5	2500000	0	1875000	6.25	0	1	CA	75	359	360	6/1/2037	7/1/2007	5/9/2007	676	R	1	Y	10	Single Family	Y	Y	60	120	Full	11.25	2.25	78	LIBOR 1yr	0	0	0	2.25	0	1X
164488127	22553	1489505	9660.9	47	1900000	1986007	1489505	6.75	0	1	VA	78.39	360	360	7/1/2037	8/1/2007	6/21/2007	748	P	1	N	35	PUD	N	N	0	0	Red	11.75	2.25	78.39	LIBOR 1yr	0	0	0	2.25	0	1X
164402185	96714	2200000	11000	12	2800000	0	2200000	6	0	1	HI	78.57	360	360	8/1/2037	9/1/2007	7/5/2007	705	R	3	Y	10	Single Family	N	Y	0	120	Red	11	2.25	78.57	LIBOR 1yr	0	0	0	2.25	0	1X
163009972	95019	492000	2562.5	5	615000	615000	492000	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	753	P	1	N	10	Single Family	Y	Y	12	120	NoRatio	11.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
162849816	90807	784000	4410	5	980000	980000	784000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	794	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
162549615	94110	747500	4282.55	5	1150000	1150000	747500	6.875	0	1	CA	65	360	360	7/1/2037	8/1/2007	6/13/2007	719	P	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	65	LIBOR 1yr	0	0	0	2.25	0	1X
162541326	94954	500000	2760.42	5	660000	660000	500000	6.625	0	1	CA	75.76	359	360	6/1/2037	7/1/2007	5/24/2007	689	P	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
162479247	1776	430400	2510.67	22	540000	538000	430400	7	0	1	MA	80	359	360	6/1/2037	7/1/2007	5/23/2007	742	P	1	N	10	Single Family	N	Y	0	120	NINA	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
162466261	94544	421000	2411.98	5	588000	0	421000	6.875	0	1	CA	71.6	359	360	6/1/2037	7/1/2007	5/31/2007	730	R	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	71.6	LIBOR 1yr	0	0	0	2.25	0	1X
162460948	90712	492000	2818.75	5	615000	0	492000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/12/2007	713	R	1	N	10	Single Family	N	Y	0	120	SISA	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
162391636	95688	444000	2451.25	5	770000	0	444000	6.625	0	1	CA	57.66	360	360	7/1/2037	8/1/2007	6/8/2007	750	R	1	N	10	Single Family	N	Y	0	120	NINA	11.625	2.25	57.66	LIBOR 1yr	0	0	0	2.25	0	1X
162348494	95076	480000	2550	5	600000	600000	480000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	750	P	1	N	10	Single Family	N	Y	0	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
162296544	83001	907500	5587.63	51	1700000	0	907500	6.25	0	1	WY	53.38	360	360	7/1/2037	8/1/2007	6/19/2007	703	R	1	Y	35	PUD	N	N	0	0	NoRatio	11.25	2.25	53.38	LIBOR 1yr	0	0	0	2.25	0	1X
162278677	1845	824000	5665	22	1030000	0	824000	8.25	0	1	MA	80	360	360	7/1/2037	8/1/2007	6/8/2007	635	R	1	Y	10	Single Family	N	Y	0	120	Full	13.25	2.25	88.74	LIBOR 1yr	0	0	0	2.25	0	1X
162265812	37064	564000	3231.25	43	705000	705000	564000	6.875	0	1	TN	80	360	360	7/1/2037	8/1/2007	6/18/2007	745	P	1	N	35	PUD	N	Y	0	120	Red	11.875	2.25	96.88	LIBOR 1yr	0	0	0	2.25	0	1X
162150133	92506	395900	2474.38	5	440000	0	395900	7.5	0.63	1	CA	89.98	360	360	7/1/2037	8/1/2007	6/5/2007	731	R	1	Y	10	Single Family	Y	Y	12	120	Red	12.5	3	89.98	LIBOR 1yr	0	25	0	3	0	1X
162140396	92677	700000	4302.08	5	1380000	0	700000	7.375	0	1	CA	50.72	360	360	7/1/2037	8/1/2007	6/11/2007	701	R	1	Y	35	PUD	N	Y	0	120	NoRatio	12.375	2.25	50.72	LIBOR 1yr	0	0	0	2.25	0	1X
162107216	92618	1142900	5952.6	5	1542931	1542931	1142900	6.25	0	1	CA	74.07	360	360	7/1/2037	8/1/2007	6/1/2007	714	P	1	N	35	PUD	N	Y	0	120	Red	11.25	2.25	74.07	LIBOR 1yr	0	0	0	2.25	0	1X
162058978	92118	565600	3770.67	5	750000	707000	565600	8	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/1/2007	696	P	2	N	10	Single Family	Y	Y	12	120	NoRatio	13	2.25	90	LIBOR 1yr	0	0	0	3	0	1X
162033663	94513	488000	2948.33	5	610000	610000	488000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/6/2007	693	P	1	N	10	Single Family	Y	Y	12	120	NoRatio	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
162030206	94561	580840	3267.23	5	645450	645450	580840	6.75	0	1	CA	89.99	360	360	7/1/2037	8/1/2007	6/1/2007	652	P	1	N	10	Single Family	N	Y	0	120	NoRatio	11.75	2.25	89.99	LIBOR 1yr	0	25	0	2.25	0	1X
162018709	8701	428000	2362.92	31	535000	535000	428000	6.625	0	1	NJ	80	360	360	7/1/2037	8/1/2007	6/5/2007	758	P	2	N	35	PUD	N	Y	0	120	Red	11.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
161964598	92154	441600	2438	5	552000	0	441600	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/1/2007	655	R	1	Y	10	Single Family	Y	Y	60	120	Red	11.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
161904439	93923	477000	2633.44	5	735000	681500	477000	6.625	0	1	CA	69.99	360	360	7/1/2037	8/1/2007	6/5/2007	770	P	2	N	35	PUD	N	Y	0	120	Red	11.625	2.25	69.99	LIBOR 1yr	0	0	0	2.25	0	1X
161882988	92705	464000	2706.67	5	580000	580000	464000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	5/29/2007	769	P	1	N	10	Single Family	Y	Y	60	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
161877475	92805	431000	2379.48	5	575000	0	431000	6.625	0	1	CA	74.96	359	360	6/1/2037	7/1/2007	5/25/2007	644	R	1	N	10	Single Family	N	Y	0	120	Full	11.625	2.25	74.96	LIBOR 1yr	0	0	0	2.25	0	1X
161859417	95066	599687.5	3186.28	5	1088000	0	600000	6.375	0	1	CA	55.15	359	360	6/1/2037	7/1/2007	5/31/2007	683	R	1	Y	10	Single Family	N	Y	0	120	Red	11.375	2.25	55.15	LIBOR 1yr	0	0	0	2.25	0	1X
161858545	92014	945000	5906.25	5	2100000	0	945000	7.5	0	1	CA	45	360	360	7/1/2037	8/1/2007	6/5/2007	695	R	1	Y	10	Single Family	N	Y	0	120	Red	12.5	2.25	45	LIBOR 1yr	0	0	0	2.5	0	1X
161854904	29710	586400	3054.17	41	755000	733000	586400	6.25	0	1	SC	80	359	360	6/1/2037	7/1/2007	5/30/2007	742	P	3	N	10	Single Family	N	Y	0	120	Red	11.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
161839142	91351	597000	3420.31	5	770000	0	597000	6.875	0	1	CA	77.53	360	360	7/1/2037	8/1/2007	6/13/2007	734	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.875	2.25	77.53	LIBOR 1yr	0	0	0	2.25	0	1X
161816540	92570	481400	2808.17	5	550000	534920	481400	7	0	1	CA	89.99	360	360	7/1/2037	8/1/2007	6/1/2007	641	P	1	N	35	PUD	N	Y	0	120	Red	12	2.25	89.99	LIBOR 1yr	0	25	0	2.25	0	1X
161812563	60045	1304100	7471.41	14	2100000	1879873	1304100	6.875	0	1	IL	69.37	360	360	7/1/2037	8/1/2007	6/6/2007	740	P	2	N	20	Condominium	N	Y	0	120	Red	11.875	2.25	69.37	LIBOR 1yr	0	0	0	2.25	0	1X
161803898	11223	473600	2664	33	595000	592000	473600	6.75	0	1	NY	80	359	360	6/1/2037	7/1/2007	5/30/2007	694	P	1	N	20	Condominium	Y	Y	12	120	Red	11.75	2.25	89.98	LIBOR 1yr	0	0	0	2.25	0	1X
161791608	90403	650000	3994.79	5	975000	0	650000	7.375	0	1	CA	66.67	360	360	7/1/2037	8/1/2007	6/1/2007	685	R	2	N	20	Condominium	Y	Y	36	120	Full	12.375	2.25	66.67	LIBOR 1yr	0	0	0	2.25	0	1X
161787864	92508	456000	3040	5	570000	0	456000	8	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/18/2007	681	R	1	Y	10	Single Family	Y	Y	36	120	Red	13	2.25	95	LIBOR 1yr	0	0	0	3	0	1X
161785080	93021	650000	3723.96	5	865000	855000	650000	6.875	0	1	CA	76.02	360	360	7/1/2037	8/1/2007	6/7/2007	635	P	1	N	35	PUD	N	Y	0	120	Full	11.875	2.25	76.02	LIBOR 1yr	0	0	0	2.25	0	1X
161777591	89120	442400	2718.92	29	553000	0	442400	7.375	0	1	NV	80	359	360	6/1/2037	7/1/2007	5/31/2007	687	R	2	N	10	Single Family	Y	Y	60	120	SISA	12.375	2.25	80	LIBOR 1yr	0	0	0	2.375	0	1X
161693900	85018	472000	2605.83	3	800000	0	472000	6.625	0	1	AZ	59	360	360	7/1/2037	8/1/2007	6/11/2007	651	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.625	2.25	59	LIBOR 1yr	0	0	0	2.25	0	1X
161682891	90277	812000	4482.92	5	1015000	0	812000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	734	R	1	Y	20	Condominium	Y	Y	36	120	Red	11.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
161651583	85268	428000	2670.16	3	540000	0	428000	6.375	0	1	AZ	79.26	360	360	7/1/2037	8/1/2007	6/8/2007	717	R	1	Y	10	Single Family	Y	N	36	0	Red	11.375	2.25	79.26	LIBOR 1yr	0	0	0	2.25	0	1X
161602961	92805	576000	3179.89	5	720000	0	576000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	683	R	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	86.67	LIBOR 1yr	0	0	0	2.25	0	1X
161589327	80234	1100000	6416.67	6	1380000	1375000	1100000	7	0	1	CO	80	359	360	6/1/2037	7/1/2007	5/29/2007	669	P	1	N	35	PUD	N	Y	0	120	Full	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
161562026	92683	548000	3253.75	5	685000	685000	548000	7.125	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/21/2007	629	P	1	N	10	Single Family	N	Y	0	120	Red	12.125	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
161532652	91350	445500	2552.34	5	495000	0	445500	6.875	0	1	CA	90	360	360	7/1/2037	8/1/2007	6/6/2007	679	R	1	N	20	Condominium	Y	Y	36	120	Red	11.875	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1X
161531428	92346	800000	4583.33	5	1000000	0	800000	6.875	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/16/2007	681	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1X
161448586	94506	1040000	5633.33	5	1575000	0	1040000	6.5	0	1	CA	66.03	359	360	6/1/2037	7/1/2007	5/31/2007	719	R	1	Y	35	PUD	N	Y	0	120	Red	11.5	2.25	66.03	LIBOR 1yr	0	0	0	2.25	0	1X
161398427	95148	540000	3206.25	5	690000	675000	540000	7.125	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/14/2007	773	P	1	N	10	Single Family	Y	Y	60	120	Red	12.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1X
161390850	98075	525000	2734.38	48	720000	0	525000	6.25	0	1	WA	72.92	359	360	6/1/2037	7/1/2007	5/18/2007	633	R	1	Y	35	PUD	Y	Y	36	120	Full	11.25	2.25	72.92	LIBOR 1yr	0	0	0	2.25	0	1X
161361383	92647	463000	2218.54	5	715000	0	463000	5.75	0	1	CA	64.76	360	360	7/1/2037	8/1/2007	6/8/2007	659	R	1	Y	10	Single Family	Y	Y	60	120	Full	10.75	2.25	64.76	LIBOR 1yr	0	0	0	2.25	0	1X
161323994	91739	555170	3180.66	5	721000	0	555170	6.875	0	1	CA	77	358	360	5/1/2037	6/1/2007	4/23/2007	685	R	1	Y	10	Single Family	Y	Y	12	120	NoRatio	11.875	2.25	89.21	LIBOR 1yr	0	0	0	2.25	0	1X
161304368	2879	601100	3255.96	40	860000	0	601100	6.5	0	1	RI	69.9	360	360	7/1/2037	8/1/2007	6/13/2007	694	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.5	2.25	69.9	LIBOR 1yr	0	0	0	2.25	0	1X
161134090	91710	425000	2523.44	5	500000	0	425000	7.125	0	1	CA	85	359	360	6/1/2037	7/1/2007	5/4/2007	694	R	1	N	10	Single Family	Y	Y	60	120	Red	12.125	2.25	85	LIBOR 1yr	0	12	0	2.25	0	1X
161108047	7090	1500000	8125	31	2150000	2150000	1500000	6.5	0	1	NJ	69.77	359	360	6/1/2037	7/1/2007	5/24/2007	747	P	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	69.77	LIBOR 1yr	0	0	0	2.25	0	1X
160926872	1450	500000	2760.42	22	975000	0	500000	6.625	0	1	MA	51.28	360	360	7/1/2037	8/1/2007	6/19/2007	669	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.625	2.25	63.33	LIBOR 1yr	0	0	0	2.25	0	1X
160880338	6840	1321000	7017.81	7	2200000	0	1321000	6.375	0	1	CT	60.05	359	360	6/1/2037	7/1/2007	5/19/2007	627	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.375	2.25	60.05	LIBOR 1yr	0	0	0	2.25	0	1X
160878642	91505	528500	2807.66	5	755000	0	528500	6.375	0	1	CA	70	359	360	6/1/2037	7/1/2007	5/9/2007	660	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1X
160859920	90068	800000	4333.33	5	1155000	0	800000	6.5	0	2	CA	69.26	360	360	7/1/2037	8/1/2007	6/5/2007	684	R	2	Y	25	2-4 Family	Y	Y	36	120	NoRatio	11.5	2.25	69.26	LIBOR 1yr	0	0	0	2.25	0	1X

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

160767700	95624	446040	2323.13	5	565000	557558	446040	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	626	P	1	N	10	Single Family	N	Y	0	120	Full	11.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
160283456	90650	431150	2515.28	5	575000	0	431250	7	0	1	CA	75	358	360	5/1/2037	6/1/2007	4/16/2007	771	R	1	Y	10	Single Family	N	Y	0	120	Red	12	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1X
160199349	90043	576000	3780	5	720000	0	576000	7.875	0	1	CA	80	358	360	5/1/2037	6/1/2007	4/26/2007	623	R	1	Y	10	Single Family	Y	Y	36	120	NoRatio	12.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1X
176091995	91501	552000	3680	5	690000	690000	552000	8	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	730	P	1	N	20	Condominium	Y	Y	36	120	Red	13	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
162770942	22003	650000	3588.54	47	925000	0	650000	6.625	0	1	VA	70.27	360	360	7/1/2037	8/1/2007	6/29/2007	698	R	1	N	10	Single Family	N	Y	0	60	Red	11.625	2.25	86.7	LIBOR 1yr	0	0	0	2.25	0		1
162971303	91384	498750	2753.52	5	665000	0	498750	6.625	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/25/2007	673	R	1	N	35	PUD	N	Y	0	120	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
163248114	98310	542000	3105.21	48	835000	0	542000	6.875	0	1	WA	64.91	360	360	7/1/2037	8/1/2007	6/19/2007	705	R	3	Y	10	Single Family	Y	Y	12	120	Red	11.875	2.25	64.91	LIBOR 1yr	0	0	0	2.25	0		1
164858502	92677	750000	4062.5	5	1500000	0	750000	6.5	0	1	CA	50	360	360	8/1/2037	9/1/2007	7/12/2007	684	R	1	Y	35	PUD	N	Y	0	120	Red	11.5	2.25	50	LIBOR 1yr	0	0	0	2.25	0		1
169847547	94565	450000	2203.13	5	505000	500000	450000	5.875	0.69	1	CA	90	360	360	8/1/2037	9/1/2007	7/11/2007	670	P	1	N	10	Single Family	Y	Y	36	120	Red	10.875	3.125	90	LIBOR 1yr	0	25	0	3.125	0		1
170415407	33908	441000	2296.88	10	600000	0	441000	6.25	0	1	FL	73.5	360	360	8/1/2037	9/1/2007	7/17/2007	710	R	3	N	22	Condominium	N	Y	0	120	Preferred	11.25	2.25	73.5	LIBOR 1yr	0	0	0	2.25	0		1
170743828	90503	551250	2985.94	5	735000	735000	551250	6.5	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/16/2007	781	P	2	N	10	Single Family	Y	Y	12	120	NoRatio	11.5	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
170935089	11754	460000	2635.42	33	625000	0	460000	6.875	0	1	NY	73.6	360	360	8/1/2037	9/1/2007	7/16/2007	679	R	1	Y	10	Single Family	Y	Y	60	120	NoRatio	11.875	2.25	73.6	LIBOR 1yr	0	0	0	2.25	0		1
171311543	90804	559200	3203.75	5	700000	699000	559200	6.875	0	2	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	758	P	1	N	25	2-4 Family	N	Y	0	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
171464071	90064	487500	2792.97	5	650000	0	487500	6.875	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/18/2007	696	R	1	Y	10	Single Family	N	Y	0	120	NINA	11.875	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
171493467	96743	1200000	6875	12	1500000	1500000	1200000	6.875	0	1	HI	80	360	360	8/1/2037	9/1/2007	7/16/2007	794	P	1	N	20	Condominium	N	Y	0	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
171587644	93905	428000	2630.42	5	535000	0	428000	7.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	698	R	1	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
176737353	91344	616000	3080	5	770000	770000	616000	6	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	759	P	1	N	10	Single Family	Y	Y	12	120	Red	11	2.25	99.48	LIBOR 1yr	0	0	0	2.25	0		1
177185668	91773	615200	3888.48	5	770000	769000	615200	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/13/2007	699	P	1	N	10	Single Family	Y	N	12	0	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
138676393	92691	508000	2751.67	5	635000	635000	508000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	722	P	2	N	10	Single Family	N	Y	0	120	Full	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
139964711	90010	447200	2468.92	5	645000	559000	447200	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	700	P	1	N	22	Condominium	Y	Y	12	120	Preferred	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
145643314	93004	516812	2907.07	5	646500	646016	516812	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	720	P	1	N	35	PUD	Y	Y	36	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
149623063	7712	448000	2660	31	625000	0	448000	7.125	0	1	NJ	71.68	357	360	4/1/2037	5/1/2007	3/26/2007	700	R	1	Y	10	Single Family	N	Y	0	60	NoRatio	12.125	2.25	71.68	LIBOR 1yr	0	0	0	2.25	0		1
163366696	92683	448000	2566.67	5	560000	560000	448000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	687	P	1	N	10	Single Family	Y	Y	36	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
177086571	91406	576800	3064.25	5	735000	721000	576800	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	702	P	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
171650962	91911	448000	2380	5	580000	560000	448000	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	760	P	1	N	10	Single Family	N	Y	0	120	Red	11.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
171490947	92154	490000	2909.38	5	645000	0	490000	7.125	0	1	CA	75.97	360	360	8/1/2037	9/1/2007	7/13/2007	700	R	2	N	35	PUD	Y	Y	36	120	Red	12.125	2.25	75.97	LIBOR 1yr	0	0	0	2.25	0		1
162108200	92629	825000	4554.69	5	1100000	0	825000	6.625	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/7/2007	708	R	1	Y	35	PUD	Y	Y	36	120	Red	12.625	2.25	75	LIBOR 6mo	0	0	0	2.25	0		1
8612162	96789	700460	3721.19	12	876000	875575	700460	6.375	0	1	HI	80	360	360	7/1/2037	8/1/2007	6/28/2007	797	P	1	N	35	PUD	Y	Y	12	120	NoRatio	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
176490524	95123	528000	3190	5	660000	660000	528000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	708	P	1	N	10	Single Family	Y	Y	12	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
176467773	90266	2225000	11356.77	5	3325000	3325000	2225000	6.125	0	1	CA	66.92	360	360	8/1/2037	9/1/2007	7/6/2007	686	P	1	N	10	Single Family	N	Y	0	120	Red	11.125	2.25	66.92	LIBOR 1yr	0	0	0	2.25	0		1
176341708	89074	568000	3135.83	29	745000	710000	568000	6.625	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/3/2007	664	P	1	N	35	PUD	Y	Y	60	120	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
176197686	91344	520000	3304.17	5	650000	650000	520000	7.625	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	707	P	1	N	10	Single Family	N	Y	0	120	Red	12.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
176194446	92706	480000	2800	5	675000	600000	480000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	780	P	1	N	10	Single Family	Y	Y	12	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
176092955	92591	460000	2970.83	5	575000	575000	460000	7.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	781	P	1	N	35	PUD	Y	Y	36	120	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
176086298	90806	448000	2426.67	5	560000	560000	448000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	773	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
176003202	91364	648000	4185	5	820000	810000	648000	7.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	700	P	1	N	10	Single Family	N	Y	0	120	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
176002842	90650	432000	2610	5	540000	540000	432000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	742	P	1	N	10	Single Family	Y	Y	60	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
175999655	90277	1609300	8549.41	5	2299000	2299000	1609300	6.375	0	1	CA	70	360	360	8/1/2037	9/1/2007	7/10/2007	678	P	1	N	10	Single Family	N	Y	0	120	Full	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
171769745	95688	426300	2664.38	5	532930	532930	426300	7.5	0	1	CA	79.99	360	360	7/1/2037	8/1/2007	6/25/2007	627	P	1	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	89.98	LIBOR 1yr	0	0	0	2.25	0		1
171769001	94591	440000	1925	5	550000	550000	440000	5.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	690	P	1	N	10	Single Family	Y	Y	12	120	Red	10.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
171687899	90242	420000	2450	5	530000	525000	420000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/5/2007	745	P	1	N	10	Single Family	Y	Y	36	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
171650930	92040	450000	2437.5	5	590000	0	450000	6.5	0	1	CA	76.27	360	360	7/1/2037	8/1/2007	7/11/2007	793	R	1	Y	10	Single Family	N	Y	0	120	Red	11.5	2.25	76.27	LIBOR 1yr	0	0	0	2.25	0		1
171626140	2568	1246758	6623.4	22	2400000	0	1246758	6.375	0	1	MA	51.95	360	360	7/1/2037	8/1/2007	6/25/2007	679	R	1	Y	10	Single Family	N	Y	0	120	Red	11.375	2.25	51.95	LIBOR 1yr	0	0	0	2.25	0		1
171579206	90033	460000	2635.42	5	575000	575000	460000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	679	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
171396938	90640	502500	3245.31	5	670000	670000	502500	7.75	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/10/2007	724	P	1	N	10	Single Family	Y	Y	36	120	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
171189966	93109	2990000	15572.92	5	4600000	4600000	2990000	6.25	0	1	CA	65	360	360	8/1/2037	9/1/2007	7/6/2007	777	P	3	N	10	Single Family	Y	Y	12	120	Red	11.25	2.25	70	LIBOR 1yr	0	0	0	2.25	0		1
171189040	92881	480000	3033.93	5	635000	600000	480000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	715	P	1	N	10	Single Family	Y	N	12	0	NINA	11.5	2.75	80	Treas 1yr	0	0	0	2.75	0		1
171108443	92675	1408000	7626.67	5	1760000	1760000	1408000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	750	P	1	N	35	PUD	N	Y	0	120	Red	11.5	2.25	88.52	LIBOR 1yr	0	0	0	2.25	0		1
171035410	90731	952500	5754.69	5	1270000	0	952500	7.25	0	4	CA	75	360	360	8/1/2037	9/1/2007	7/2/2007	746	R	2	Y	25	2-4 Family	Y	Y	12	120	Red	12.25	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
171030056	33305	420000	2275	10	525000	0	420000	6.5	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/12/2007	770	R	2	N	10	Single Family	Y	Y	12	120	Full	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
170912274	33706	624000	4290	10	780000	0	624000	8.25	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/10/2007	696	R	2	Y	20	Condominium	Y	Y	60	120	Red	13.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
170823120	92336	448000	3248.31	5	560000	560000	448000	7.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	730	P	1	N	10	Single Family	N	N	0	0	Red	12.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
170690866	92657	1400000	8458.33	5	2000000	0	1400000	7.25	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/20/2007	648	R	1	Y	35	PUD	N	Y	0	120	Red	12.25	2.25	70	LIBOR 1yr	0	0	0	2.25	0		1
170668621	20832	424674	2609.98	21	500000	0	424674	7.375	0	1	MD	84.93	360	360	8/1/2037	9/1/2007	7/12/2007	715	R	1	Y	10	Single Family	N	Y	0	120	Red	12.375	2.25	84.93	LIBOR 1yr	0	12	0	2.25	0		1
170607118	92679	808500	5653.15	5	1155000	1155000	808500	7.5	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/15/2007	0	P	3	N	35	PUD	Y	N	12	0	Red	12.5	2.25	70	LIBOR 1yr	0	0	0	2.25	0		1
170524450	91301	472000	2163.33	5	590000	590000	472000	5.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	660	P	1	N	20	Condominium	Y	Y	12	120	Red	10.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
170461119	92104	464000	2610	5	615000	0	464000	6.75	0	1	CA	75.45	360	360	7/1/2037	8/1/2007	6/28/2007	806	R	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	81.63	LIBOR 1yr	0	0	0	2.25	0		1
170399453	6897	740000	4377.38	7	1100000	0	740000	5.875	0	1	CT	67.27	360	360	7/1/2037	8/1/2007	6/15/2007	699	R	1	Y	10	Single Family	Y	N	12	0	Red	10.875	2.25	67.27	LIBOR 1yr	0	0	0	2.25	0		1
170394878	7093	499900	3159.71	31	647000	0	499900	6.5	0	1	NJ	77.26	360	360	8/1/2037	9/1/2007	6/29/2007	682	R	1	N	20	Condominium	Y	N	12	0	Red	11.5	2.25	77.26	LIBOR 1yr	0	0	0	2.25	0		1
170302690	34236	827000	4479.58	10	1050000	0	827000	6.5	0	1	FL	78.76	360	360	7/1/2037	8/1/2007	6/15/2007	801	R	1	N	20	Condominium	Y	Y	12	120	Red	11.5	2.25	78.76	LIBOR 1yr	0	0	0	2.25	0		1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

169985680	30622	635000	3175	11	860000	0	635000	6	0	1	GA	73.84	360	360	7/1/2037	8/1/2007	6/29/2007	804	R	1	N	35	PUD	Y	Y	12	120	Red	11	2.25	73.84	LIBOR 1yr	0	0	0	2.25	0		1
169918168	94804	420000	2406.25	5	525000	525000	420000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	687	P	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
169883306	85262	759000	4585.63	3	1100000	0	759000	7.25	0	1	AZ	69	360	360	8/1/2037	9/1/2007	7/9/2007	648	R	1	N	10	Single Family	Y	Y	12	120	NoRatio	12.25	2.25	69	LIBOR 1yr	115	0	0	2.25	0		1
169877438	8048	616000	3657.5	31	770000	0	616000	7.125	0	1	NJ	80	360	360	7/1/2037	8/1/2007	6/25/2007	622	R	1	N	10	Single Family	N	Y	0	120	Alt	12.125	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
169849483	20112	795000	4885.94	47	1072000	1060000	795000	7.375	0	1	VA	75	360	360	7/1/2037	8/1/2007	6/11/2007	665	P	1	N	10	Single Family	Y	Y	36	120	Red	12.375	2.25	93.87	LIBOR 1yr	115	0	0	2.25	0		1
169767850	2554	2000000	10625	22	3700000	0	2000000	6.375	0	1	MA	54.05	360	360	7/1/2037	8/1/2007	6/26/2007	781	R	3	Y	10	Single Family	N	Y	0	120	Red	11.375	2.25	54.05	LIBOR 1yr	0	0	0	2.25	0		1
169660532	95829	525000	3007.81	5	700000	0	525000	6.875	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/18/2007	790	R	1	N	10	Single Family	Y	Y	12	120	NoRatio	11.875	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
169625682	7605	650000	3723.96	31	820000	820000	650000	6.875	0	1	NJ	79.27	360	360	8/1/2037	9/1/2007	7/6/2007	688	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	79.27	LIBOR 1yr	0	0	0	2.25	0		1
169506585	92679	960000	5300	5	1500000	0	960000	6.625	0	1	CA	64	360	360	7/1/2037	8/1/2007	6/15/2007	689	R	1	N	35	PUD	N	Y	0	120	Red	11.625	2.25	74	LIBOR 1yr	0	0	0	2.25	0		1
169491672	2649	903200	4704.17	22	1375000	0	903200	6.25	0	1	MA	65.69	360	360	7/1/2037	8/1/2007	6/25/2007	714	R	3	N	20	Condominium	N	Y	0	120	Red	11.25	2.25	65.69	LIBOR 1yr	0	0	0	2.25	0		1
169430938	92061	1687500	9667.97	5	2250000	2250000	1687500	6.875	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/28/2007	771	P	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
169399931	10528	573750	3048.05	33	725000	0	573750	6.375	0	2	NY	79.14	360	360	7/1/2037	8/1/2007	6/20/2007	661	R	1	N	25	2-4 Family	N	Y	0	120	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
169397149	60467	500000	3020.83	14	710000	0	500000	7.25	0	1	IL	70.42	360	360	7/1/2037	8/1/2007	6/22/2007	640	R	1	N	10	Single Family	N	Y	0	120	Red	12.25	2.25	86.76	LIBOR 1yr	0	0	0	2.25	0		1
169385302	60514	660000	4063.73	14	890000	0	660000	6.25	0	1	IL	74.16	360	360	7/1/2037	8/1/2007	6/23/2007	667	R	1	N	10	Single Family	N	N	0	0	Red	11.25	2.25	74.16	LIBOR 1yr	0	0	0	2.25	0		1
169369611	11356	507000	2693.44	33	675000	0	507000	6.375	0	1	NY	75.11	360	360	7/1/2037	8/1/2007	6/28/2007	685	R	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	75.11	LIBOR 1yr	0	0	0	2.25	0		1
169336061	20744	900000	4593.75	21	1340000	0	900000	6.125	0	1	MD	67.16	360	360	7/1/2037	8/1/2007	6/25/2007	737	R	2	Y	10	Single Family	Y	Y	12	120	Red	11.125	2.25	67.16	LIBOR 1yr	0	0	0	2.25	0		1
169330489	94507	1000000	4687.5	5	1300000	1250000	1000000	5.625	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	695	P	1	N	10	Single Family	N	Y	0	120	Full	10.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
169312054	22102	427000	2223.96	47	895000	0	427000	6.25	0	1	VA	47.71	360	360	7/1/2037	8/1/2007	6/20/2007	800	R	1	Y	10	Single Family	N	Y	0	120	Red	11.25	2.25	47.71	LIBOR 1yr	0	0	0	2.25	0		1
169222726	11238	800000	4583.33	33	1000000	0	800000	6.875	0	3	NY	80	360	360	7/1/2037	8/1/2007	6/14/2007	796	R	1	Y	25	2-4 Family	Y	Y	36	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
168976923	91780	800000	4416.67	5	1125000	0	800000	6.625	0	1	CA	71.11	360	360	7/1/2037	8/1/2007	6/19/2007	744	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.625	2.25	71.11	LIBOR 1yr	0	0	0	2.25	0		1
168914184	90038	916000	5057.08	5	1145000	1145000	916000	6.625	0	4	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	714	P	1	N	25	2-4 Family	N	Y	0	120	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
168792267	91913	645210	3293.26	5	717000	716900	645210	6.125	0.53	1	CA	90	360	360	7/1/2037	8/1/2007	6/20/2007	765	P	1	N	35	PUD	Y	Y	12	120	NoRatio	11.125	2.875	90	LIBOR 1yr	0	25	0	2.875	0		1
168771830	95337	424000	2385	5	530000	0	424000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/11/2007	667	R	2	N	10	Single Family	Y	Y	36	120	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
168657597	85260	650000	3791.67	3	850000	850000	650000	7	0	1	AZ	76.47	360	360	7/1/2037	8/1/2007	6/27/2007	724	P	1	N	10	Single Family	N	Y	0	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
168634621	92587	608000	2976.67	5	760000	0	608000	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	695	R	1	N	35	PUD	Y	Y	12	120	Red	10.875	2.25	87.89	LIBOR 1yr	0	0	0	2.25	0		1
168624129	96722	1000000	6458.33	12	1255000	1255000	1000000	7.75	0	1	HI	79.68	360	360	7/1/2037	8/1/2007	6/11/2007	726	P	3	N	35	PUD	N	Y	0	120	Red	12.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
168587859	93960	496000	2170	5	620000	0	496000	5.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	681	R	1	Y	10	Single Family	Y	Y	12	120	Red	10.25	2.25	82.9	LIBOR 1yr	0	0	0	2.25	0		1
168580474	91913	472500	2559.38	5	650000	630000	472500	6.5	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/18/2007	620	P	1	N	35	PUD	Y	Y	12	120	Red	11.5	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
168536005	84098	580000	3745.83	45	730000	725000	580000	7.75	0	1	UT	80	360	360	7/1/2037	8/1/2007	6/25/2007	735	P	1	N	10	Single Family	N	Y	0	120	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0		1
168496454	10036	848700	5039.16	33	1375000	1131600	848700	7.125	0	1	NY	75	360	360	8/1/2037	9/1/2007	7/3/2007	660	P	3	N	22	Condominium	Y	Y	60	120	Red	12.125	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
168442772	10591	1340000	6560.42	33	1675000	1675000	1340000	5.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/16/2007	620	P	1	N	10	Single Family	N	Y	0	120	Alt	10.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
168436680	6880	720000	3825	7	900000	0	720000	6.375	0	1	CT	80	360	360	7/1/2037	8/1/2007	6/26/2007	691	R	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	86.63	LIBOR 1yr	0	0	0	2.25	0		1
168365538	92075	896000	4573.33	5	1120000	0	896000	6.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	780	R	1	N	20	Condominium	Y	Y	60	120	Red	11.125	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
168166361	95126	1004000	5333.75	5	1260000	1255000	1004000	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	805	P	1	N	10	Single Family	N	Y	0	120	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
168159807	81115	893500	4746.72	6	1300000	0	893500	6.375	0	1	CO	68.73	360	360	7/1/2037	8/1/2007	6/28/2007	762	R	3	Y	20	Condominium	N	Y	0	120	Red	11.375	2.25	68.73	LIBOR 1yr	0	0	0	2.25	0		1
168124288	90066	545000	3065.63	5	728000	0	545000	6.75	0	1	CA	74.86	360	360	7/1/2037	8/1/2007	6/15/2007	806	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.75	2.25	77.61	LIBOR 1yr	0	0	0	2.25	0		1
168123328	91402	494000	3036.04	5	660000	0	494000	7.375	0	1	CA	74.85	360	360	7/1/2037	8/1/2007	6/12/2007	699	R	1	N	10	Single Family	Y	Y	60	120	Red	12.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
167923604	90048	881250	5691.41	5	1175000	1175000	881250	7.75	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/19/2007	715	P	1	N	20	Condominium	N	Y	0	120	Red	12.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
167759329	90745	575200	3295.42	5	719000	0	575200	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	719	R	1	N	35	PUD	Y	Y	60	120	Red	11.875	2.25	93.63	LIBOR 1yr	115	0	0	2.25	0		1
167481792	91387	616000	3400.83	5	770000	0	616000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	699	R	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
167128458	91344	560000	3675	5	700000	700000	560000	7.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	682	P	2	N	10	Single Family	Y	Y	36	120	Red	12.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
167121693	29928	1750000	8567.71	41	2500000	0	1750000	5.875	0	1	SC	70	360	360	8/1/2037	9/1/2007	7/6/2007	703	R	1	Y	35	PUD	N	Y	0	120	Red	10.875	2.25	70	LIBOR 1yr	0	0	0	2.25	0		1
166932958	90305	432000	3285	5	480000	480000	432000	9.125	0.69	1	CA	90	360	360	7/1/2037	8/1/2007	6/29/2007	665	P	1	N	20	Condominium	N	Y	0	120	Red	14.125	3.125	90	LIBOR 1yr	0	25	0	3.125	0		1
166860364	92625	1150000	5510.42	5	1825000	1825000	1150000	5.75	0	1	CA	63.01	360	360	7/1/2037	8/1/2007	6/26/2007	806	P	1	N	35	PUD	Y	Y	12	120	Red	10.75	2.25	63.01	LIBOR 1yr	0	0	0	2.25	0		1
166354911	33140	1049500	5466.15	10	1800000	0	1049500	6.25	0	1	FL	58.31	360	360	8/1/2037	9/1/2007	7/11/2007	770	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.25	2.25	58.31	LIBOR 1yr	0	0	0	2.25	0		1
166329874	10606	548000	2911.25	33	685000	0	548000	6.375	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/19/2007	644	R	1	N	10	Single Family	N	Y	0	120	Full	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
165892401	95020	546400	3642.67	5	750000	683000	546400	8	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	643	P	1	N	10	Single Family	N	Y	0	120	Red	13	2.25	90	LIBOR 1yr	115	0	0	2.25	0		1
165251375	90067	1467808	7491.94	5	2500000	0	1467808	6.125	0	1	CA	58.71	360	360	7/1/2037	8/1/2007	6/5/2007	645	R	1	N	22	Condominium	N	Y	0	120	Red	11.125	2.25	58.71	LIBOR 1yr	0	0	0	2.25	0		1
164967440	33180	486500	2888.59	10	745000	695000	486500	7.125	0	1	FL	70	360	360	7/1/2037	8/1/2007	6/21/2007	690	P	2	N	22	Condominium	N	Y	0	120	Red	12.125	2.25	70	LIBOR 1yr	0	0	0	2.25	0		1
164723664	7755	975000	5890.63	31	1300000	0	975000	7.25	0	1	NJ	75	360	360	7/1/2037	8/1/2007	6/18/2007	704	R	1	Y	10	Single Family	N	Y	0	120	Red	12.25	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
163173104	92071	494300	2368.52	5	618000	817900	494300	5.75	0	1	CA	79.98	360	360	7/1/2037	8/1/2007	6/28/2007	744	P	1	N	35	PUD	N	Y	0	120	NoRatio	10.75	2.25	94.98	LIBOR 1yr	0	0	0	2.25	0		1
163063763	93428	440000	2658.33	5	695000	550000	440000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	754	P	2	N	10	Single Family	Y	Y	12	120	NoRatio	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
162960070	95367	446000	2322.92	5	596000	0	446000	6.25	0	1	CA	74.83	360	360	7/1/2037	8/1/2007	6/28/2007	641	R	1	Y	10	Single Family	N	Y	0	60	Full	11.25	2.25	74.83	LIBOR 1yr	0	0	0	2.25	0		1
162896198	94952	599444.28	3743.22	5	930000	0	600000	6.375	0	1	CA	64.52	359	360	6/1/2037	7/1/2007	5/30/2007	759	R	1	N	10	Single Family	N	N	0	0	Red	11.375	2.25	75.27	LIBOR 1yr	0	0	0	2.25	0		1
162855312	94520	432000	2430	5	540000	540000	432000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	768	P	1	N	10	Single Family	N	Y	0	60	Red	11.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0		1
162728288	92883	618896	3030.01	5	775000	773621	618896	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/4/2007	742	P	1	N	35	PUD	N	Y	0	120	NoRatio	10.875	2.25	80	LIBOR 6mo	0	0	0	2.25	0		1
162700317	89166	483100	3120.02	29	540000	536792	483100	7.75	0	1	NV	90	360	360	7/1/2037	8/1/2007	6/20/2007	669	P	1	N	35	PUD	N	Y	0	60	NINA	12.75	2.25	90	LIBOR 1yr	0	25	0	2.75	0		1
162689308	92336	428000	2675	5	535000	0	428000	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	684	R	1	Y	10	Single Family	N	Y	0	120	SISA	12.5	2.25	80	LIBOR 1yr	0	0	0	2.5	0		1
162673058	92101	488000	2694.17	5	615000	0	488000	6.625	0	1	CA	79.35	360	360	7/1/2037	8/1/2007	6/21/2007	721	R	1	N	22	Condominium	N	Y	0	120	Full	11.625	2.25	79.35	LIBOR 1yr	0	0	0	2.25	0		1
162556536	92802	506000	2740.83	5	640000	0	506000	6.5	0	1	CA	79.06	360	360	7/1/2037	8/1/2007	6/7/2007	657	R	1	N	10	Single Family	N	Y	0	60	Full	11.5	2.25	79.06	LIBOR 1yr	0	0	0	2.25	0		1
162545295	95136	487000	2536.46	5	770000	0	487000	6.25	0	1	CA	63.25	359	360	6/1/2037	7/1/2007	5/17/2007	763	R	1	Y	10	Single Family	N	Y	0	120	NINA	12.25	2.25	80	LIBOR 6mo	0	0	0	2.25	0		1
162537774	85310	463300	2606.06	3	600000	579158	463300	6.75	0	1	AZ	80	360	360	7/1/2037	8/1/2007	6/18/2007	636	P	1	N	35	PUD	N	Y	0	60	Red	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
162495337	91770	562500	3515.63	5	750000	0	562500	7.5	0	2	CA	75	360	360	7/1/2037	8/1/2007	6/12/2007	745	R	1	Y	25	2-4 Family	Y	Y	36	120	NoRatio	13.5	2.25	75	LIBOR 6mo	0	0	0	2.25	0		1
162481751	98032	444714	2501.52	48	470000	468120	444714	6.75	0	1	WA	95	360	360	7/1/2037	8/1/2007	6/12/2007	762	P	1	N	20	Condominium	Y	Y	36	60	NoRatio	11.75	2.25	95	LIBOR 1yr	0	30	0	2.25	0		1
162411542	85310	558400	3490	3	715000	698000	558400	7.5	0	1	AZ	80	360	360	7/1/2037	8/1/2007	6/14/2007	675	P	1	N	10	Single Family	N	Y	0	120	Red	13.5	2.25	90	LIBOR 6mo	0	0	0	2.25	0		1
162362000	80302	560000	3539.58	6	700000	0	560000	6.5	0	2	CO	80	360	360	7/1/2037	8/1/2007	6/28/2007	794	R	2	Y	25	2-4 Family	N	N	0	0	Full	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0		1
162350622	90037	527200	2965.5	5	659000	0	527200	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/7/2007	633	R	1	N	10	Single Family	Y	Y	12	60	Alt	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1
162311946	85255	997500	6961.72	3	1700000	0	997500	8.375	0	1	AZ	58.68	360	360	7/1/2037	8/1/2007	6/15/2007	674	R	1	Y	35	PUD	N	Y	0	120	Red	14.375	2.25	67.06	LIBOR 6mo	0	0	0	2.25	0		1
162169632	10036	776250	4447.27	33	1300000	1035000	776250	6.875	0	1	NY	75	360	360	7/1/2037	8/1/2007	6/6/2007	660	P	3	N	22	Condominium	N	Y	0	120	Full	11.875	2.25	75	LIBOR 1yr	0	0	0	2.25	0		1
162134323	90303	463500	2269.22	5	618000	618000	463500	5.875	0	1	CA	75	356	360	3/1/2037	4/1/2007	2/21/2007	735	P	1	N	10	Single Family	Y	Y	36	120	Red	11.875	3.5	99.98	LIBOR 6mo	0	0	0	3.5	0		1
162039968	91311	472000	2556.67	5	590000	590000	472000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	788	P	1	N	10	Single Family	N	Y	0	60	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0		1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

162008244	90305	456000	2589.12	5	570000	0	456000	5.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	738	R	1	N	10	Single Family	Y	N	36	0	Red	10.5	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1
162005283	7650	559429.05	3312.62	31	700000	700000	560000	5.875	0	1	NJ	80	359	360	6/1/2037	7/1/2007	5/31/2007	773	P	1	N	10	Single Family	N	N	0	0	Red	10.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
161965030	92840	488000	2795.83	5	610000	0	488000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/7/2007	689	R	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	88.69	LIBOR 1yr	0	0	0	2.25	0	1
161937643	80218	540000	3093.75	6	675000	675000	540000	6.875	0	1	CO	80	359	360	6/1/2037	7/1/2007	6/4/2007	718	P	1	N	10	Single Family	Y	Y	60	60	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
161881324	98177	508700	2543.5	48	740000	0	508700	6	0	1	WA	68.74	360	360	7/1/2037	8/1/2007	6/7/2007	754	R	1	Y	10	Single Family	Y	Y	36	120	Red	11	2.25	68.74	LIBOR 1yr	0	0	0	2.25	0	1
161868210	94578	584000	2920	5	730000	0	584000	6	0	1	CA	80	360	360	7/1/2037	8/1/2007	5/24/2007	732	R	1	N	10	Single Family	Y	Y	36	120	Red	12	2.25	93.84	LIBOR 6mo	0	0	0	2.25	0	1
161861513	29577	637400	3924.59	41	856000	849900	637400	6.25	0	1	SC	75	360	360	7/1/2037	8/1/2007	6/21/2007	714	P	3	N	22	Condominium	N	N	0	0	Full	11.25	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
161840183	98012	508500	2966.25	48	565000	0	508500	7	0	1	WA	90	360	360	7/1/2037	8/1/2007	6/19/2007	641	R	1	Y	10	Single Family	Y	Y	12	120	Full	12	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
161656848	90503	470000	2545.83	5	973000	940000	470000	6.5	0	1	CA	50	359	360	6/1/2037	7/1/2007	5/23/2007	699	P	1	N	20	Condominium	N	Y	0	60	NINA	11.5	2.25	50	LIBOR 1yr	0	0	0	2.25	0	1
161223853	21076	470500	2303.49	21	540000	0	470500	5.875	0.49	1	MD	87.13	359	360	6/1/2037	7/1/2007	5/16/2007	647	R	1	Y	10	Single Family	N	Y	0	60	Alt	10.875	2.875	87.13	LIBOR 1yr	0	25	0	2.875	0	1
161127817	92701	429700	1969.46	5	537500	537128	429700	5.5	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/23/2007	733	P	1	N	20	Condominium	N	Y	0	60	Red	10.5	2.25	94.97	LIBOR 1yr	0	0	0	2.25	0	1
160682290	30092	474935.19	2721.05	11	530000	0	475000	6.875	0.33	1	GA	89.62	358	360	5/1/2037	6/1/2007	4/23/2007	635	R	1	N	10	Single Family	N	Y	0	120	Alt	11.875	2.25	89.62	LIBOR 1yr	0	25	0	2.25	0	1
160564731	1581	520373.25	3338.29	22	1050000	0	522250	6.5	0	1	MA	49.74	345	348	4/1/2036	5/1/2007	4/21/2006	655	R	1	Y	10	Single Family	N	N	0	0	Red	11.5	2.25	49.74	LIBOR 1yr	0	0	0	2.25	0	1
160163961	98290	479817.2	2844.12	48	605000	601000	480800	5.875	0	1	WA	80	358	360	5/1/2037	6/1/2007	4/17/2007	801	P	1	N	10	Single Family	N	N	0	0	SISA	10.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
153108431	95136	634053	3434.45	5	750000	792567	634053	6.5	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/30/2007	710	P	1	N	35	PUD	N	Y	0	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
161540973	91790	452000	2354.17	5	565000	565000	452000	6.25	0	1	CA	80	356	360	3/1/2037	4/1/2007	2/26/2007	747	P	1	N	10	Single Family	Y	Y	36	60	NoRatio	11.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
161040823	90723	424000	2385	5	530000	530000	424000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	771	P	1	N	10	Single Family	Y	Y	60	60	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
161623531	28412	1332500	7217.71	34	2050000	0	1332500	6.5	0	1	NC	65	360	360	7/1/2037	8/1/2007	6/28/2007	678	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.5	2.25	65	LIBOR 1yr	0	0	0	2.25	0	1
162346262	90640	445000	2039.58	5	638000	638000	445000	5.5	0	1	CA	69.75	360	360	7/1/2037	8/1/2007	6/25/2007	734	P	1	N	10	Single Family	Y	Y	12	60	Red	10.5	2.25	69.75	LIBOR 1yr	0	0	0	2.25	0	1
162394668	85048	1732500	10828.13	3	2475000	2475000	1732500	7.5	0	1	AZ	70	360	360	7/1/2037	8/1/2007	6/19/2007	773	P	1	N	35	PUD	N	Y	0	60	SISA	12.5	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
162564737	27358	538000	3534.28	34	745000	0	538000	6.875	0	1	NC	72.21	360	360	7/1/2037	8/1/2007	6/21/2007	737	R	1	N	35	PUD	N	N	0	0	NoRatio	11.875	2.25	72.21	LIBOR 1yr	0	0	0	2.25	0	1
162616002	21784	549000	2973.75	21	737000	0	549000	6.5	0	1	MD	74.49	360	360	8/1/2037	9/1/2007	7/10/2007	643	R	1	Y	10	Single Family	N	Y	0	60	Red	11.5	2.25	74.49	LIBOR 1yr	0	0	0	2.25	0	1
162829757	81632	520000	2870.83	6	700000	0	520000	6.625	0	1	CO	74.29	360	360	7/1/2037	8/1/2007	7/2/2007	756	R	2	Y	35	PUD	N	Y	0	120	Full	11.625	2.25	74.29	LIBOR 1yr	0	0	0	2.25	0	1
163351142	92101	616000	3465	5	900000	0	616000	6.75	0	1	CA	68.44	360	360	7/1/2037	8/1/2007	6/22/2007	701	R	1	N	22	Condominium	Y	Y	36	120	NINA	11.75	2.25	68.44	LIBOR 1yr	0	0	0	2.25	0	1
164410118	90015	454400	2461.33	5	568000	568000	454400	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/27/2007	757	P	1	N	22	Condominium	Y	Y	12	120	Red	11.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
165348022	92880	466333	2137.36	5	583000	582917	466333	5.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	692	P	1	N	10	Single Family	N	Y	0	120	Red	10.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
169592385	95122	455000	2838.61	5	650000	0	455000	6.375	0	1	CA	70	360	360	8/1/2037	9/1/2007	7/11/2007	699	R	1	N	10	Single Family	Y	N	12	0	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
169730305	90010	617250	3279.14	5	825000	823000	617250	6.375	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/12/2007	748	P	2	N	22	Condominium	Y	Y	12	120	Red	11.375	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
170080962	92835	607000	2529.17	5	790000	0	607000	5	0	1	CA	76.84	360	360	8/1/2037	9/1/2007	7/10/2007	712	R	1	Y	10	Single Family	Y	Y	12	120	Red	10	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170087297	90024	661500	3514.22	5	945000	0	661500	6.375	0	1	CA	70	360	360	8/1/2037	9/1/2007	7/17/2007	726	R	2	N	20	Condominium	Y	Y	12	120	Red	11.375	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
170841530	60563	1200000	7250	14	1600000	0	1200000	7.25	0	1	IL	75	360	360	8/1/2037	9/1/2007	7/12/2007	707	R	1	Y	10	Single Family	N	Y	0	120	Red	12.25	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
171589060	90255	500000	3489.58	5	580000	0	500000	8.375	0.63	1	CA	86.21	360	360	8/1/2037	9/1/2007	7/10/2007	746	R	1	Y	10	Single Family	Y	Y	36	120	Red	13.375	3	86.21	LIBOR 1yr	0	25	0	3	0	1
171768425	85003	566036	2889.14	3	708000	707545	566036	6.125	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/16/2007	692	P	3	N	22	Condominium	N	Y	0	120	Full	11.125	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171861599	92337	500000	2500	5	720000	0	500000	6	0	1	CA	69.44	360	360	7/1/2037	8/1/2007	6/22/2007	690	R	1	N	10	Single Family	N	Y	0	60	Red	11	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
173594755	2653	825000	5419.66	22	1100000	0	825000	6.875	0	1	MA	75	360	360	8/1/2037	9/1/2007	7/19/2007	737	R	2	Y	10	Single Family	N	N	0	0	Full	11.875	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
175826942	93021	468000	2681.25	5	585000	585000	468000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	740	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175921530	90047	559200	3495	5	699000	699000	559200	7.5	0	2	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	795	P	1	N	25	2-4 Family	Y	Y	12	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175936468	34202	650000	3927.08	10	859000	850000	650000	7.25	0	1	FL	76.47	360	360	8/1/2037	9/1/2007	7/18/2007	687	P	1	N	35	PUD	N	Y	0	120	Red	12.25	2.25	88.24	LIBOR 1yr	0	0	0	2.25	0	1
176001802	91040	464000	2271.67	5	590000	580000	464000	5.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	751	P	1	N	10	Single Family	Y	Y	36	120	Red	10.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176016180	91335	460000	2635.42	5	575000	575000	460000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	744	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176022452	90713	457600	2860	5	575000	572000	457600	7.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	700	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176032220	93015	428000	2407.5	5	535000	0	428000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/13/2007	661	R	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	93	LIBOR 1yr	0	0	0	2.25	0	1
176057925	81623	489250	3414.56	6	519000	515000	489250	8.375	0.74	1	CO	95	360	360	8/1/2037	9/1/2007	7/17/2007	727	P	1	N	35	PUD	Y	Y	36	120	NoRatio	13.375	3.25	95	LIBOR 1yr	0	30	0	3.25	0	1
176181610	90715	555000	3006.25	5	755000	755000	555000	6.5	0	2	CA	73.51	360	360	8/1/2037	9/1/2007	7/13/2007	695	P	1	N	25	2-4 Family	N	Y	0	120	NoRatio	11.5	2.25	73.51	LIBOR 1yr	0	0	0	2.25	0	1
176200943	80108	505600	2738.67	6	632000	0	505600	6.5	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/11/2007	686	R	1	N	35	PUD	Y	Y	12	120	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176343668	91303	471920	2802.03	5	589900	589900	471920	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	777	P	1	N	10	Single Family	Y	Y	36	120	Red	12.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176352685	91773	748000	4207.5	5	935000	0	748000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	711	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176594744	91604	607200	4174.5	5	759000	759000	607200	8.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	750	P	1	N	20	Condominium	Y	Y	12	120	Red	13.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
114422667	92612	1000000	5312.5	5	1341070	1341070	1000000	6.375	0	1	CA	74.57	360	360	8/1/2037	9/1/2007	7/6/2007	759	P	1	N	22	Condominium	Y	Y	12	120	Red	11.375	2.25	74.57	LIBOR 1yr	0	0	0	2.25	0	1
118691699	95131	451200	2115	5	564075	564075	451200	5.625	0	1	CA	79.99	359	360	6/1/2037	7/1/2007	5/17/2007	748	P	1	N	20	Condominium	N	Y	0	120	NoRatio	10.625	2.25	99.99	LIBOR 1yr	0	0	0	2.25	0	1
138635722	93035	541600	3385	5	677000	0	541600	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	731	R	2	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
143335847	92504	605992	4292.44	5	758000	757490	605992	8.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	687	P	1	N	35	PUD	N	Y	0	120	Red	13.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
149367951	98038	424000	2164.17	48	530000	0	424000	6.125	0	1	WA	80	357	360	4/1/2037	5/1/2007	3/7/2007	683	R	1	N	35	PUD	N	Y	0	120	Red	11.125	2.25	89.15	LIBOR 1yr	0	0	0	2.25	0	1
150593180	95035	488380	2696.26	5	610500	610476	488380	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/11/2007	636	P	1	N	20	Condominium	Y	Y	12	120	Red	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
151263595	95035	434202	1899.63	5	543000	542753	434202	5.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	665	P	1	N	20	Condominium	Y	Y	12	120	Red	10.25	2.25	90	LIBOR 1yr	115	0	0	2.25	0	1
151332946	94801	513311	2513.09	5	685000	641639	513311	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	652	P	1	N	10	Single Family	N	Y	0	120	Red	10.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
153254014	94801	433532	2077.34	5	567000	541916	433532	5.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	730	P	1	N	10	Single Family	N	Y	0	120	Red	10.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
156301251	92011	500000	3020.83	5	845000	0	500000	7.25	0	1	CA	59.17	360	360	7/1/2037	8/1/2007	6/22/2007	701	R	1	Y	35	PUD	Y	Y	60	120	NINA	12.25	2.25	59.17	LIBOR 1yr	0	0	0	2.25	0	1
158868806	93551	464880	1985.43	5	610000	581100	464880	5.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	713	P	1	N	10	Single Family	N	Y	0	120	Red	10.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
158868854	92880	445192	2411.46	5	570000	556490	445192	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	708	P	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
158993087	10021	1000000	6145.83	33	3510000	3500000	1000000	7.375	0	1	NY	28.57	360	360	8/1/2037	9/1/2007	7/10/2007	658	P	1	N	90	Co-Op	N	Y	0	120	Full	12.375	2.25	28.57	LIBOR 1yr	0	0	0	2.25	0	1
159092911	94115	523484	3326.3	5	655000	654355	523484	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	798	P	1	N	22	Condominium	N	Y	0	120	NINA	12.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
138676513	91711	520000	2816.67	5	655000	0	520000	6.5	0	1	CA	79.39	360	360	8/1/2037	9/1/2007	7/17/2007	722	R	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	90.92	LIBOR 1yr	0	0	0	2.25	0	1
162159223	94583	548000	2854.17	5	730000	0	548000	6.25	0	1	CA	75.07	360	360	8/1/2037	9/1/2007	7/3/2007	696	R	2	N	35	PUD	N	Y	0	120	Full	11.25	2.25	75.07	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

162285606	90036	1350000	7312.5	5	2450000	0	1350000	6.5	0	1	CA	55.1	360	360	8/1/2037	9/1/2007	6/26/2007	669	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.5	2.25	55.1	LIBOR 1yr	0	0	0	2.25	0	1
162937251	90503	450000	2578.13	5	650000	0	450000	6.875	0	1	CA	69.23	360	360	8/1/2037	9/1/2007	6/28/2007	669	R	1	N	20	Condominium	Y	Y	36	60	Red	11.875	2.25	69.23	LIBOR 1yr	0	0	0	2.25	0	1
170084584	92130	639652	3065	5	800000	799565	639652	5.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/20/2007	708	P	1	N	35	PUD	Y	Y	12	120	Red	10.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171006324	92069	448000	2426.67	5	560000	0	448000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	743	R	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
160093656	92880	479992	2199.96	5	600000	599990	479992	5.5	0	1	CA	80	357	360	4/1/2037	5/1/2007	3/20/2007	719	P	1	N	35	PUD	N	Y	0	120	Red	11.5	2.25	100	LIBOR 6mo	0	0	0	2.25	0	1
162420663	20194	700000	4302.08	47	875000	875000	700000	7.375	0	1	VA	80	360	360	7/1/2037	8/1/2007	6/11/2007	670	P	1	N	35	PUD	N	Y	0	60	Red	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
67691432	80134	457600	2621.67	6	572000	0	457600	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	6/27/2007	659	R	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176435168	7302	500000	3437.5	31	700000	695000	500000	8.25	0	1	NJ	71.94	360	360	8/1/2037	9/1/2007	7/11/2007	711	P	1	N	22	Condominium	N	Y	0	120	Preferred	13.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
176198894	33176	576000	3240	10	720000	720000	576000	6.75	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/29/2007	795	P	1	N	10	Single Family	Y	Y	60	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176198230	91340	520000	3250	5	650000	650000	520000	7.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	722	P	1	N	10	Single Family	Y	Y	36	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176125895	98028	576000	3120	48	720000	720000	576000	6.5	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/3/2007	654	P	1	N	35	PUD	N	Y	0	120	Full	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
176111301	94582	620016	3487.59	5	776000	775020	620016	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	761	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176098507	33175	612000	4207.5	10	885000	850000	612000	8.25	0	1	FL	72	360	360	8/1/2037	9/1/2007	7/9/2007	650	P	1	N	10	Single Family	Y	Y	60	120	Red	13.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176096219	34105	548000	3367.92	10	685000	685000	548000	7.375	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/28/2007	698	P	2	N	35	PUD	Y	Y	36	120	Red	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
176093539	94596	772000	4020.83	5	965000	965000	772000	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	686	P	1	N	10	Single Family	Y	Y	12	120	Red	11.25	2.25	92.99	LIBOR 1yr	0	0	0	2.25	0	1
176093347	91306	444000	2543.75	5	580000	555000	444000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	660	P	1	N	10	Single Family	Y	Y	36	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
176089033	90005	722500	5117.71	5	1025000	1025000	722500	8.5	0	1	CA	70.49	360	360	8/1/2037	9/1/2007	6/28/2007	681	P	1	N	10	Single Family	N	Y	0	120	Red	13.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176021652	90031	423200	2380.5	5	529000	529000	423200	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	742	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176002634	92114	440000	2383.33	5	585000	550000	440000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	742	P	1	N	10	Single Family	Y	Y	36	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175999607	90266	652000	3260	5	815000	815000	652000	6	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	691	P	1	N	20	Condominium	N	Y	0	120	Red	11	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
175939804	91011	573750	3765.23	5	900000	765000	573750	7.875	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/29/2007	736	P	2	N	10	Single Family	Y	Y	36	120	Full	12.875	2.25	90	LIBOR 1yr	115	0	0	2.25	0	1
175936916	92109	592000	3823.33	5	740000	740000	592000	7.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	735	P	1	N	10	Single Family	N	Y	0	120	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175933851	91342	510000	3346.88	5	695000	0	510000	7.875	0	1	CA	73.38	360	360	8/1/2037	9/1/2007	7/9/2007	700	R	2	Y	10	Single Family	Y	Y	36	120	Red	12.875	2.25	73.38	LIBOR 1yr	0	0	0	2.25	0	1
175928427	91406	500000	2708.33	5	625000	0	500000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	691	R	1	N	10	Single Family	Y	Y	36	120	Red	11.5	2.25	88	LIBOR 1yr	0	0	0	2.25	0	1
175874416	91352	472000	2507.5	5	590000	590000	472000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	7/2/2007	729	P	1	N	10	Single Family	Y	Y	36	120	Red	11.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175828342	90065	493500	2775.94	5	658000	0	493500	6.75	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/29/2007	675	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.75	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
175826645	90745	452000	2542.5	5	565000	565000	452000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	747	P	1	N	20	Condominium	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175825365	91345	496000	3203.33	5	6250000	620000	496000	7.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	756	P	1	N	10	Single Family	Y	Y	36	120	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175821725	90260	447200	2422.33	5	559000	559000	447200	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/5/2007	763	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
175817124	91911	452000	2825	5	565000	565000	452000	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	791	P	1	N	20	Condominium	Y	Y	60	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171985745	32137	482000	3166.4	10	730000	0	482000	6.875	0	1	FL	66.03	360	360	8/1/2037	9/1/2007	7/9/2007	788	R	3	N	20	Condominium	Y	N	12	0	NoRatio	11.875	2.25	66.03	LIBOR 1yr	0	0	0	2.25	0	1
171772346	93023	432000	2070	5	540000	540000	432000	5.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	725	P	1	N	10	Single Family	Y	Y	12	120	Red	10.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171771273	95004	650000	2843.75	5	860000	840000	650000	5.25	0	1	CA	77.38	360	360	8/1/2037	9/1/2007	7/12/2007	738	P	1	N	10	Single Family	Y	Y	12	120	Red	10.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171765977	91605	560000	3733.33	5	700000	700000	560000	8	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	771	P	1	N	10	Single Family	Y	Y	12	120	Red	13	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171764041	10005	788000	5045.65	33	985000	985000	788000	6.625	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/5/2007	725	P	3	N	22	Condominium	N	N	0	0	Full	11.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171750712	95148	552000	2760	5	690000	0	552000	6	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	758	R	1	Y	10	Single Family	Y	Y	12	120	Red	11	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171708356	55364	825000	4898.44	24	1100000	0	825000	7.125	0	1	MN	75	360	360	7/1/2037	8/1/2007	7/6/2007	656	R	1	Y	10	Single Family	N	Y	0	120	Red	12.125	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
171707542	34747	511160	3141.5	10	640000	638950	511160	7.375	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/17/2007	644	P	3	N	35	PUD	N	Y	0	120	Full	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171698269	89131	504952	2577.36	29	633000	631191	504952	6.125	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/2/2007	710	P	1	N	35	PUD	Y	Y	12	120	Red	11.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171675192	90603	855000	4364.06	5	1075000	0	855000	6.125	0	1	CA	79.53	360	360	7/1/2037	8/1/2007	7/3/2007	626	R	1	Y	10	Single Family	Y	Y	12	120	Alt	11.125	2.25	79.53	LIBOR 1yr	0	0	0	2.25	0	1
171622976	95304	528000	3080	5	660000	660000	528000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	705	P	1	N	10	Single Family	Y	Y	12	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171591885	92587	440000	2520.83	5	550000	0	440000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	696	R	1	N	35	PUD	Y	Y	36	120	Red	11.875	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1
171589852	91335	428000	2362.92	5	536000	535000	428000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	767	P	1	N	10	Single Family	Y	Y	36	120	Red	11.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171568040	92627	628000	3467.08	5	785000	785000	628000	6.625	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/29/2007	742	P	2	N	10	Single Family	N	Y	0	120	Full	11.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171492731	91364	456000	2565	5	580000	570000	456000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	686	P	1	N	10	Single Family	Y	Y	36	120	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171404965	11413	545600	3296.33	33	695000	682000	545600	7.25	0	2	NY	80	360	360	8/1/2037	9/1/2007	7/9/2007	707	P	1	N	25	2-4 Family	Y	Y	12	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171399316	91356	675000	3885.68	5	925000	0	675000	5.625	0	1	CA	72.97	360	360	7/1/2037	8/1/2007	6/25/2007	663	R	1	Y	10	Single Family	Y	N	60	0	Red	10.625	2.25	72.97	LIBOR 1yr	0	0	0	2.25	0	1
171396970	90745	424000	2650	5	530000	530000	424000	7.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	720	P	1	N	10	Single Family	Y	Y	36	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171342497	33076	1330000	9413.66	10	1900000	1900000	1330000	7.625	0	1	FL	70	360	360	8/1/2037	9/1/2007	7/13/2007	676	P	1	N	35	PUD	Y	N	36	0	Red	12.625	2.25	80	LIBOR 1yr	115	0	0	2.25	0	1
171335240	92887	650000	2979.17	5	875000	875000	650000	5.5	0	1	CA	74.29	360	360	8/1/2037	9/1/2007	6/29/2007	690	P	1	N	10	Single Family	N	Y	0	120	Red	10.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171316910	90808	500000	3072.92	5	695000	0	500000	7.375	0	1	CA	71.94	360	360	7/1/2037	8/1/2007	6/28/2007	652	R	1	Y	10	Single Family	Y	Y	36	120	Red	12.375	2.25	71.94	LIBOR 1yr	0	0	0	2.25	0	1
171316654	92508	500000	2812.5	5	650000	0	500000	6.75	0	1	CA	76.92	360	360	7/1/2037	8/1/2007	6/27/2007	689	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.75	2.25	76.92	LIBOR 1yr	0	0	0	2.25	0	1
171299435	91354	432000	2745	5	540000	540000	432000	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	727	P	1	N	20	Condominium	Y	Y	12	120	Red	12.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171223006	80108	1000000	6562.5	6	1250000	1250000	1000000	7.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/5/2007	780	P	3	N	10	Single Family	N	Y	0	120	Red	12.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171189917	92660	1295000	7014.58	5	1850000	1850000	1295000	6.5	0	1	CA	70	360	360	8/1/2037	9/1/2007	7/5/2007	779	P	2	N	35	PUD	N	Y	0	120	Red	11.5	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
171130877	53029	1350000	8015.63	50	1800000	0	1350000	7.125	0	1	WI	75	360	360	7/1/2037	8/1/2007	6/21/2007	690	R	1	N	10	Single Family	N	Y	0	120	Red	12.125	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
171101644	92691	564000	3231.25	5	705000	710000	564000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	725	P	1	N	10	Single Family	Y	Y	60	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171074134	90815	580000	3685.42	5	740000	725000	580000	7.625	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	734	P	2	N	10	Single Family	Y	Y	60	120	Red	12.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171064657	92106	500000	3020.83	5	1050000	0	500000	7.25	0	1	CA	47.62	360	360	7/1/2037	8/1/2007	7/6/2007	640	R	1	Y	10	Single Family	Y	Y	36	120	NoRatio	12.25	2.25	47.62	LIBOR 1yr	0	0	0	2.25	0	1
171063530	92028	640000	4000	5	800000	0	640000	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	712	R	1	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	99.98	LIBOR 1yr	0	0	0	2.25	0	1
171026378	92530	1190000	6941.67	5	1700000	1700000	1190000	7	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/27/2007	667	P	1	N	10	Single Family	N	Y	0	120	Red	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170992210	11937	640000	3666.67	33	815000	800000	640000	6.875	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/29/2007	685	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170990938	63141	650000	4265.63	26	825000	825000	650000	7.875	0	1	MO	78.79	360	360	8/1/2037	9/1/2007	7/9/2007	792	P	1	N	35	PUD	N	Y	0	120	Red	12.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170980119	90292	1980000	10518.75	5	3300000	0	1980000	6.375	0	1	CA	60	360	360	7/1/2037	8/1/2007	6/29/2007	800	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	60	LIBOR 1yr	0	0	0	2.25	0	1
170947720	97504	480000	3000	38	650000	635000	480000	7.5	0	1	OR	75.59	360	360	8/1/2037	9/1/2007	6/26/2007	648	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	75.59	LIBOR 1yr	0	0	0	2.25	0	1
170907025	33160	640000	3733.33	10	800000	0	640000	7	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/9/2007	765	R	1	N	22	Condominium	Y	Y	60	120	Preferred	12	2.25	89.38	LIBOR 1yr	0	0	0	2.25	0	1
170898972	90262	448000	2333.33	5	560000	560000	448000	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	752	P	1	N	10	Single Family	N	Y	0	120	Red	11.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

170898916	90242	520000	2708.33	5	650000	0	520000	6.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	714	R	1	N	10	Single Family	N	Y	0	120	Red	11.25	2.25	82.31	LIBOR 1yr	0	0	0	2.25	0	1
170890522	91214	515500	3007.08	5	805000	795000	515500	7	0	1	CA	64.84	360	360	8/1/2037	9/1/2007	7/2/2007	699	P	1	N	10	Single Family	N	Y	0	120	Red	12	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170884649	84010	530400	3425.5	45	663000	663000	530400	7.75	0	1	UT	80	360	360	8/1/2037	9/1/2007	7/9/2007	675	P	2	N	10	Single Family	Y	Y	60	120	Red	12.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170849595	91356	1600000	9833.33	5	2000000	0	1600000	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	668	R	1	Y	10	Single Family	Y	Y	12	120	Red	12.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170847695	11369	650000	3723.96	33	820000	820000	650000	6.875	0	2	NY	79.27	360	360	8/1/2037	9/1/2007	7/11/2007	733	P	1	N	25	2-4 Family	N	Y	0	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170829745	95127	500000	2708.33	5	665000	0	500000	6.5	0	1	CA	75.19	360	360	8/1/2037	9/1/2007	7/9/2007	685	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.5	2.25	75.19	LIBOR 1yr	115	0	0	2.25	0	1
170829000	90027	779120	4463.71	5	973900	973900	779120	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	748	P	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
170822464	94587	612000	3442.5	5	765000	765000	612000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/5/2007	732	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170821976	33180	1545760	8694.9	10	2100000	0	1545760	6.75	0	1	FL	73.61	360	360	7/1/2037	8/1/2007	6/21/2007	675	R	1	N	35	PUD	Y	Y	60	120	Red	11.75	2.25	73.61	LIBOR 1yr	0	0	0	2.25	0	1
170781765	95337	462677	2214.9	5	580000	578347	462677	5.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	763	P	1	N	10	Single Family	Y	Y	36	120	Red	10.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170722754	92880	496000	2841.67	5	620000	0	496000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	663	R	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170687863	92029	1026000	7439.21	5	1400000	0	1026000	7.875	0	1	CA	73.29	360	360	7/1/2037	8/1/2007	6/15/2007	774	R	1	N	10	Single Family	N	N	0	0	Red	12.875	2.25	73.29	LIBOR 1yr	0	0	0	2.25	0	1
170655270	84043	476550	3372.99	45	680000	595718	476550	7.625	0	1	UT	80	360	360	7/1/2037	8/1/2007	6/29/2007	776	P	1	N	35	PUD	N	N	0	0	Red	12.625	2.25	99.99	LIBOR 1yr	0	0	0	2.25	0	1
170651237	92501	448000	2660	5	560000	560000	448000	7.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	703	P	1	N	10	Single Family	Y	Y	12	120	Red	12.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170649117	91342	456000	2470	5	570000	570000	456000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	702	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170575044	94585	435415	2494.57	5	544269	544269	435415	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	726	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170517750	98074	488000	2592.5	48	610000	0	488000	6.375	0	1	WA	80	360	360	7/1/2037	8/1/2007	6/29/2007	640	R	1	N	35	PUD	N	Y	0	120	Alt	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170514186	91350	648000	3510	5	810000	0	648000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	691	R	1	N	35	PUD	Y	Y	12	120	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170461103	90604	480000	2700	5	600000	0	480000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	693	R	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	88.33	LIBOR 1yr	0	0	0	2.25	0	1
170406344	7020	479104	2545.24	31	599000	598880	479104	6.375	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/2/2007	687	P	1	N	22	Condominium	Y	Y	12	120	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170349123	20176	445600	2088.75	47	560000	557000	445600	5.625	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/13/2007	700	P	1	N	35	PUD	Y	Y	12	120	Red	10.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170337794	90024	516000	2687.5	5	700000	0	516000	6.25	0	1	CA	73.71	360	360	7/1/2037	8/1/2007	6/27/2007	694	R	2	N	20	Condominium	Y	Y	36	120	Alt	11.25	2.25	73.71	LIBOR 1yr	0	0	0	2.25	0	1
170333293	90266	1000000	4791.67	5	2550000	0	1000000	5.75	0	1	CA	39.22	360	360	8/1/2037	9/1/2007	7/3/2007	693	R	1	Y	10	Single Family	N	Y	0	120	Red	10.75	2.25	56.54	LIBOR 1yr	0	0	0	2.25	0	1
170331255	92024	590000	3011.46	5	845000	0	590000	6.125	0	1	CA	69.82	360	360	7/1/2037	8/1/2007	6/22/2007	714	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.125	2.25	69.82	LIBOR 1yr	0	0	0	2.25	0	1
170318311	94115	650000	3250	5	881000	881000	650000	6	0	1	CA	73.78	360	360	7/1/2037	8/1/2007	6/21/2007	696	P	3	N	22	Condominium	Y	Y	12	120	Red	11	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
170297170	90706	458000	2433.13	5	530000	0	458000	6.375	0.63	1	CA	86.42	360	360	7/1/2037	8/1/2007	6/15/2007	701	R	1	Y	10	Single Family	Y	Y	60	120	NINA	11.375	3	86.42	LIBOR 1yr	0	25	0	3	0	1
170291853	91901	685000	3710.42	5	1050000	0	685000	6.5	0	1	CA	65.24	360	360	7/1/2037	8/1/2007	6/20/2007	697	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.5	2.25	65.24	LIBOR 1yr	0	0	0	2.25	0	1
170290053	90503	452000	2589.58	5	565000	565000	452000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	659	P	1	N	20	Condominium	Y	Y	12	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170284324	92648	526000	2794.38	5	820000	0	526000	6.375	0	1	CA	64.15	360	360	7/1/2037	8/1/2007	6/8/2007	724	R	2	N	35	PUD	Y	Y	12	120	Red	11.375	2.25	64.15	LIBOR 1yr	0	0	0	2.25	0	1
170245728	33483	450000	2578.13	10	625000	625000	450000	6.875	0	1	FL	72	360	360	8/1/2037	9/1/2007	7/13/2007	735	P	1	N	35	PUD	Y	Y	12	120	NINA	11.875	2.25	72	LIBOR 1yr	0	0	0	2.25	0	1
170244327	92883	704000	4449.76	5	880000	0	704000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/27/2007	692	R	1	Y	35	PUD	N	N	0	0	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170236023	2116	1134750	6501.17	22	1513000	1513000	1134750	6.875	0	1	MA	75	360	360	7/1/2037	8/1/2007	6/21/2007	679	P	1	N	20	Condominium	N	Y	0	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170213179	91205	433600	2439	5	542500	542000	433600	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	709	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170199545	10036	655000	3820.83	33	995000	984400	655000	7	0	1	NY	66.54	360	360	7/1/2037	8/1/2007	6/26/2007	660	P	3	N	22	Condominium	Y	Y	36	120	Red	12	2.25	66.54	LIBOR 1yr	0	0	0	2.25	0	1
170161712	92804	420000	2724.11	5	560000	0	420000	6.75	0	1	CA	75	360	360	7/1/2037	8/1/2007	6/15/2007	679	R	1	Y	10	Single Family	Y	N	60	0	NINA	11.75	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
170156597	92083	445400	2366.19	5	595000	0	445400	6.375	0	1	CA	74.86	360	360	7/1/2037	8/1/2007	6/28/2007	685	R	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	93.46	LIBOR 1yr	0	0	0	2.25	0	1
170097352	90018	460000	2060.42	5	585000	0	460000	5.375	0	1	CA	78.63	360	360	7/1/2037	8/1/2007	6/11/2007	718	R	1	Y	10	Single Family	Y	Y	60	120	Red	10.375	2.25	78.63	LIBOR 1yr	0	0	0	2.25	0	1
170093119	90047	428000	2452.08	5	545000	535000	428000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	704	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170092463	90094	1000000	6666.67	5	1350000	1350000	1000000	8	0	1	CA	74.07	360	360	7/1/2037	8/1/2007	6/13/2007	642	P	1	N	20	Condominium	N	Y	0	120	Red	13	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170089750	91915	500000	2500	5	725000	0	500000	6	0	1	CA	68.97	360	360	7/1/2037	8/1/2007	6/20/2007	689	R	1	N	35	PUD	Y	Y	36	120	Red	11	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
170080970	92881	760000	3641.67	5	955000	0	760000	5.75	0	1	CA	79.58	360	360	7/1/2037	8/1/2007	6/11/2007	748	R	1	N	35	PUD	Y	Y	12	120	Red	10.75	2.25	83.24	LIBOR 1yr	0	0	0	2.25	0	1
170078579	36561	460000	2491.67	1	600000	0	460000	6.5	0	1	AL	76.67	360	360	7/1/2037	8/1/2007	6/25/2007	700	R	1	N	22	Condominium	Y	Y	60	120	Preferred	11.5	2.25	76.67	LIBOR 1yr	0	0	0	2.25	0	1
170070721	33175	436900	3094.71	10	460000	459900	436900	8.5	0	1	FL	95	360	360	7/1/2037	8/1/2007	6/21/2007	732	P	1	N	10	Single Family	Y	Y	36	120	NINA	13.5	2.25	95	LIBOR 1yr	0	30	0	2.25	0	1
170034995	95482	568000	3135.83	5	835000	0	568000	6.625	0	1	CA	68.02	360	360	8/1/2037	9/1/2007	7/6/2007	656	R	1	N	10	Single Family	Y	Y	36	120	Red	11.625	2.25	75.83	LIBOR 1yr	0	0	0	2.25	0	1
169879950	55038	499000	2806.88	24	555000	0	499000	6.75	0	1	MN	89.91	360	360	7/1/2037	8/1/2007	6/11/2007	659	R	1	N	10	Single Family	Y	Y	36	120	Alt	11.75	2.25	89.91	LIBOR 1yr	0	25	0	2.25	0	1
169877768	33433	417600	2392.5	10	522000	0	417600	6.875	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/19/2007	721	R	1	Y	35	PUD	Y	Y	60	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
169870377	93405	650000	4197.92	5	815000	815000	650000	7.75	0	1	CA	79.75	360	360	7/1/2037	8/1/2007	7/3/2007	716	P	2	N	10	Single Family	N	Y	0	120	Red	12.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
169839474	7450	441600	3163.68	31	555000	552000	441600	7.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/9/2007	723	P	1	N	10	Single Family	N	N	0	0	Red	12.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
169820665	91302	1750000	10755.21	5	2500000	0	1750000	7.375	0	1	CA	70	360	360	8/1/2037	9/1/2007	7/16/2007	672	R	1	N	10	Single Family	N	Y	0	120	Red	12.375	2.25	80	LIBOR 1yr	115	0	0	2.25	0	1
169805319	94510	648000	3375	5	810000	0	648000	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	647	R	1	N	10	Single Family	Y	Y	12	120	Alt	11.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
169758967	93063	559200	3087.25	5	699000	699000	559200	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/6/2007	622	P	1	N	35	PUD	Y	Y	12	120	Full	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
169729569	91331	504000	3150	5	630000	630000	504000	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	712	P	1	N	10	Single Family	Y	Y	12	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
169725488	85045	512668	2937.16	3	650000	640835	512668	6.875	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/11/2007	687	P	1	N	35	PUD	Y	Y	12	120	Red	11.875	2.25	99.97	LIBOR 1yr	0	0	0	2.25	0	1
169713735	90230	624000	3445	5	795000	780000	624000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	712	P	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
169701607	92651	1196000	5855.42	5	1495000	1495000	1196000	5.875	0	3	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	730	P	1	N	25	2-4 Family	N	Y	0	120	Full	10.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
169697947	92154	601209	2692.92	5	670000	668010	601209	5.375	0	1	CA	90	360	360	7/1/2037	8/1/2007	6/19/2007	697	P	1	N	35	PUD	Y	Y	12	120	NoRatio	10.375	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
169661336	91789	515000	2682.29	5	735000	0	515000	6.25	0	1	CA	70.07	360	360	7/1/2037	8/1/2007	6/8/2007	675	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.25	2.25	70.07	LIBOR 1yr	0	0	0	2.25	0	1
169611440	93465	556800	3473.71	5	700000	696000	556800	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	696	P	1	N	35	PUD	N	N	0	0	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
169538095	33304	544000	3343.33	10	680000	680000	544000	7.375	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/19/2007	672	P	2	N	35	PUD	Y	Y	12	120	Red	12.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
169512533	95138	544000	2663.33	5	680000	0	544000	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	700	R	1	N	10	Single Family	Y	Y	12	120	Red	10.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
169496621	91701	493000	2670.42	5	760000	0	493000	6.5	0	1	CA	64.87	360	360	7/1/2037	8/1/2007	6/23/2007	700	R	2	Y	10	Single Family	Y	Y	36	120	Red	11.5	2.25	74.08	LIBOR 1yr	0	0	0	2.25	0	1
169433457	5254	512000	3520	46	640000	0	512000	8.25	0	1	VT	80	360	360	7/1/2037	8/1/2007	6/26/2007	736	R	1	Y	10	Single Family	N	Y	0	120	Red	13.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
169383008	94107	490000	2859.51	5	799000	799000	490000	5.75	0	1	CA	61.33	360	360	8/1/2037	9/1/2007	7/2/2007	793	P	1	N	22	Condominium	N	N	0	0	Preferred	10.75	2.25	81.35	LIBOR 1yr	0	0	0	2.25	0	1
169141419	92584	431992	1889.97	5	540000	539990	431992	5.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	710	P	1	N	35	PUD	Y	Y	12	120	Red	10.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

169005802	95076	580000	3081.25	5	725000	0	580000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	634	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
168879857	94587	510000	2496.88	5	829000	0	510000	5.875	0	1	CA	61.52	360	360	8/1/2037	9/1/2007	7/6/2007	647	R	1	N	10	Single Family	Y	Y	60	120	Alt	10.875	2.25	61.52	LIBOR 1yr	0	0	0	2.25	0	1
168840974	95816	576000	3240	5	720000	0	576000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/12/2007	702	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
168827842	92805	429920	1701.77	5	537400	537400	429920	4.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	716	P	1	N	20	Condominium	Y	Y	12	120	Red	9.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
168793400	91325	680000	3754.17	5	857000	857000	680000	6.625	0	1	CA	79.35	360	360	8/1/2037	9/1/2007	7/3/2007	711	P	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	79.35	LIBOR 1yr	0	0	0	2.25	0	1
168780025	90501	600000	3062.5	5	750000	0	600000	6.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	646	R	1	N	20	Condominium	N	Y	0	120	Alt	11.125	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
168487189	91105	554190	3405.96	5	693000	692738	554190	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	724	P	1	N	20	Condominium	Y	Y	12	120	Red	12.375	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
168457279	98333	450000	2250	48	566000	0	450000	6	0	1	WA	79.51	360	360	8/1/2037	9/1/2007	6/28/2007	713	R	1	Y	10	Single Family	N	Y	0	120	Red	11	2.25	79.51	LIBOR 1yr	115	0	0	2.25	0	1
168415822	10036	960750	5404.22	33	1281000	1281000	960750	6.75	0	1	NY	75	360	360	7/1/2037	8/1/2007	6/20/2007	660	P	3	N	22	Condominium	Y	Y	60	120	Red	11.75	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
168401036	92782	804500	4357.71	5	1050000	0	804500	6.5	0	1	CA	76.62	360	360	7/1/2037	8/1/2007	6/25/2007	692	R	1	N	35	PUD	Y	Y	12	120	Red	11.5	2.25	76.62	LIBOR 1yr	115	0	0	2.25	0	1
168340816	91324	465000	2664.06	5	595000	595000	465000	6.875	0	1	CA	78.15	360	360	7/1/2037	8/1/2007	6/22/2007	622	P	1	N	10	Single Family	Y	Y	12	120	Alt	11.875	2.25	78.15	LIBOR 1yr	0	0	0	2.25	0	1
168282071	95003	492000	2818.75	5	615000	0	492000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	710	R	2	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
167847952	97210	620000	3939.58	38	775000	775000	620000	7.625	0	1	OR	80	360	360	7/1/2037	8/1/2007	6/13/2007	682	P	1	N	10	Single Family	N	Y	0	120	NINA	12.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
167743452	91701	632270	3095.49	5	835000	790338	632270	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	657	P	1	N	35	PUD	N	Y	0	120	Red	10.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
167421771	92880	527257.9	2910.9	5	659073	659073	527258	6.625	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/25/2007	738	P	1	N	10	Single Family	N	Y	0	120	Red	11.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
167164538	91977	540000	2925	5	675000	675000	540000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	717	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
167066066	10036	713920	4238.9	33	892400	892400	713920	7.125	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/13/2007	660	P	1	N	22	Condominium	Y	Y	12	120	Red	12.125	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
166871361	95404	465000	2131.25	5	581300	0	465000	5.5	0	1	CA	79.99	360	360	8/1/2037	9/1/2007	7/6/2007	682	R	1	Y	10	Single Family	N	Y	0	120	Red	10.5	2.25	79.99	LIBOR 1yr	0	0	0	2.25	0	1
166857070	93446	516000	2956.25	5	645000	0	516000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	675	R	1	N	10	Single Family	Y	Y	12	120	NoRatio	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
166603755	97209	448000	2566.67	38	578000	560000	448000	6.875	0	1	OR	80	360	360	7/1/2037	8/1/2007	6/27/2007	636	P	1	N	22	Condominium	Y	Y	12	120	Alt	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
166214685	90232	720000	3750	5	900000	0	720000	6.25	0	3	CA	80	360	360	7/1/2037	8/1/2007	6/11/2007	691	R	1	Y	25	2-4 Family	Y	Y	12	120	Red	11.25	2.25	80	LIBOR 1yr	115	0	0	2.25	0	1
166072061	90501	552000	2415	5	690000	690000	552000	5.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	788	P	1	N	20	Condominium	Y	Y	12	120	Red	10.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
165740432	95125	1000000	5104.17	5	1250000	0	1000000	6.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	677	R	1	N	10	Single Family	Y	Y	36	120	Full	11.125	2.25	82.4	LIBOR 1yr	0	0	0	2.25	0	1
165519282	92673	1000000	5833.33	5	2350000	2200000	1000000	7	0	1	CA	45.45	360	360	7/1/2037	8/1/2007	6/22/2007	725	P	1	N	35	PUD	N	Y	0	120	NINA	12	2.25	45.45	LIBOR 1yr	0	0	0	2.25	0	1
164951373	95133	459659	2681.34	5	574574	574574	459659	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	789	P	1	N	20	Condominium	Y	Y	12	120	Red	12	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
164932138	21054	640000	3200	21	800000	0	640000	6	0	1	MD	80	360	360	7/1/2037	8/1/2007	6/26/2007	698	R	1	N	35	PUD	Y	Y	12	120	Red	11	2.25	86.63	LIBOR 1yr	0	0	0	2.25	0	1
164453276	33308	997500	6469.77	10	1425000	1425000	997500	6.75	0	1	FL	70	360	360	8/1/2037	9/1/2007	7/3/2007	688	P	2	N	35	PUD	Y	N	12	0	Red	11.75	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
164365565	10025	900000	6000	33	1200000	1200000	900000	8	0	1	NY	75	360	360	7/1/2037	8/1/2007	6/28/2007	660	P	1	N	90	Co-Op	N	Y	0	120	Red	13	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
163826807	91360	520000	2762.5	5	650000	0	520000	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	698	R	1	N	10	Single Family	N	Y	0	120	Red	11.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
163137964	92804	520000	3304.17	5	650000	650000	520000	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	769	P	1	N	10	Single Family	Y	Y	36	120	Red	13.625	2.25	90	LIBOR 6mo	0	0	0	2.25	0	1
163068843	30120	615000	3523.44	11	860500	0	615000	6.875	0	1	GA	71.47	359	360	6/1/2037	7/1/2007	5/24/2007	689	R	1	Y	10	Single Family	N	Y	0	60	NoRatio	11.875	2.25	71.47	LIBOR 1yr	0	0	0	2.25	0	1
163041064	80433	632000	3489.17	6	790000	0	632000	6.625	0	1	CO	80	356	360	3/1/2037	4/1/2007	2/12/2007	695	R	1	Y	10	Single Family	N	Y	0	60	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
163038239	80020	907500	5577.34	6	1200000	1175000	907500	7.375	0	1	CO	77.23	360	360	7/1/2037	8/1/2007	6/12/2007	682	P	1	N	10	Single Family	N	Y	0	60	Red	12.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162935170	90019	650000	3723.96	5	860000	860000	650000	6.875	0	1	CA	75.58	360	360	7/1/2037	8/1/2007	6/25/2007	694	P	1	N	10	Single Family	N	Y	0	60	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162932730	89178	528500	3924.73	29	590000	587301	528500	8.625	0	1	NV	89.99	480	480	7/1/2047	8/1/2007	6/27/2007	628	P	1	N	35	PUD	Y	N	12	0	Full	13.625	2.25	94.98	LIBOR 1yr	0	30	0	2.25	0	1
162904903	92126	428000	2095.42	5	590000	0	428000	5.875	0	1	CA	72.54	360	360	7/1/2037	8/1/2007	6/7/2007	758	R	1	N	35	PUD	Y	Y	36	120	Red	11.875	2.25	72.54	LIBOR 6mo	0	0	0	2.25	0	1
162886148	90815	556000	3243.33	5	695000	695000	556000	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/5/2007	765	P	1	N	10	Single Family	Y	Y	12	120	NoRatio	13	2.25	90	LIBOR 6mo	0	0	0	2.25	0	1
162880892	90650	432500	2117.45	5	565000	0	432500	5.875	0	1	CA	76.55	358	360	5/1/2037	6/1/2007	4/3/2007	668	R	1	N	10	Single Family	Y	Y	36	60	Red	10.875	2.25	89.93	LIBOR 1yr	0	0	0	2.25	0	1
162880043	83835	631900	3686.08	13	790000	789900	631900	7	0	1	ID	80	360	360	7/1/2037	8/1/2007	6/21/2007	743	P	1	N	35	PUD	Y	Y	36	60	Red	12	2.25	99.99	LIBOR 1yr	0	0	0	2.25	0	1
162877331	85213	512100	2933.91	3	578000	569000	512100	6.875	0	1	AZ	90	360	360	7/1/2037	8/1/2007	6/12/2007	748	P	1	N	35	PUD	N	Y	0	60	NoRatio	11.875	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
162866738	90806	480000	2750	5	600000	0	480000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	682	R	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162819108	98115	471200	2650.5	48	630000	589000	471200	6.75	0	1	WA	80	359	360	6/1/2037	7/1/2007	5/25/2007	676	P	1	N	10	Single Family	N	Y	0	60	Red	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
162787312	92807	504000	2940	5	650000	0	504000	7	0	1	CA	77.54	360	360	7/1/2037	8/1/2007	6/20/2007	681	R	1	N	35	PUD	N	Y	0	60	Red	12	2.25	88	LIBOR 1yr	0	0	0	2.25	0	1
162755476	94561	447717	1772.21	5	595000	559647	447717	4.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/4/2007	701	P	1	N	35	PUD	N	Y	0	120	Red	9.75	2.25	89.99	LIBOR 1yr	0	0	0	2.25	0	1
162752836	97232	455050	2701.86	38	490000	479000	455050	7.125	0	1	OR	95	360	360	7/1/2037	8/1/2007	6/19/2007	632	P	1	N	10	Single Family	N	Y	0	120	Full	12.125	2.25	95	LIBOR 1yr	0	30	0	2.25	0	1
162746051	20175	840000	4112.5	47	1068000	1050000	840000	5.875	0	1	VA	80	360	360	7/1/2037	8/1/2007	6/21/2007	734	P	1	N	35	PUD	N	Y	0	60	NoRatio	10.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162745867	27959	533000	2720.52	34	820000	0	533000	6.125	0	1	NC	65	356	360	3/1/2037	4/1/2007	2/22/2007	688	R	2	Y	10	Single Family	Y	Y	12	120	NoRatio	12.125	2.25	65	LIBOR 6mo	0	0	0	2.25	0	1
162734425	94531	427000	2446.35	5	655000	0	427000	6.875	0	1	CA	65.19	359	360	6/1/2037	7/1/2007	5/18/2007	739	R	1	N	10	Single Family	Y	Y	6	120	NINA	11.875	2.75	72.82	LIBOR 1yr	0	0	0	2.75	0	1
162728577	95391	580400	2902	5	855000	829200	580400	6	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/18/2007	757	P	1	N	10	Single Family	Y	Y	36	120	NoRatio	12	2.25	89.99	LIBOR 6mo	0	0	0	2.25	0	1
162711054	92101	480000	2550	5	700000	600000	480000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	693	P	1	N	22	Condominium	N	Y	0	120	Red	11.375	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162709014	91362	448000	2426.67	5	560000	560000	448000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	752	P	1	N	35	PUD	N	Y	0	60	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
162690772	32931	556000	2953.75	10	850000	0	556000	6.375	0	1	FL	65.41	360	360	7/1/2037	8/1/2007	6/27/2007	781	R	2	N	22	Condominium	N	Y	0	120	Red	11.375	2.25	65.41	LIBOR 1yr	0	0	0	2.25	0	1
162635965	91911	524000	2838.33	5	655000	0	524000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/4/2007	734	R	1	N	10	Single Family	N	Y	0	60	Red	11.5	2.25	86.56	LIBOR 1yr	0	0	0	2.25	0	1
162598560	64105	800000	4333.33	26	1033000	1032500	800000	6.5	0	1	MO	77.48	360	360	7/1/2037	8/1/2007	6/13/2007	779	P	1	N	22	Condominium	Y	Y	12	120	Preferred	11.5	2.25	77.48	LIBOR 1yr	0	0	0	2.25	0	1
162582958	91711	492000	2613.75	5	615000	0	492000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	773	R	1	N	10	Single Family	Y	Y	36	60	Red	11.375	2.25	99.26	LIBOR 1yr	0	0	0	2.25	0	1
162568202	30078	459000	2916.56	11	511000	0	459000	7.625	0	1	GA	89.82	360	360	7/1/2037	8/1/2007	6/14/2007	700	R	1	Y	35	PUD	Y	Y	60	60	SISA	12.625	2.25	89.82	LIBOR 1yr	0	25	0	2.25	0	1
162555384	92592	541750	2990.91	5	730000	0	541750	6.625	0	1	CA	74.21	360	360	7/1/2037	8/1/2007	6/15/2007	673	R	1	N	35	PUD	N	Y	0	120	Red	11.625	2.25	83.21	LIBOR 1yr	0	0	0	2.25	0	1
162546495	90222	427500	2226.56	5	475000	0	427500	6.25	0	1	CA	90	359	360	6/1/2037	7/1/2007	5/18/2007	669	R	1	N	10	Single Family	N	Y	0	120	Red	11.25	2.25	90	LIBOR 1yr	0	30	0	2.25	0	1
162546311	90815	556000	2780	5	695000	0	556000	6	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/23/2007	700	R	1	Y	10	Single Family	N	Y	0	120	Red	11	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162546111	92603	584000	3041.67	5	730000	0	584000	6.25	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/18/2007	669	R	1	N	35	PUD	N	Y	0	120	Red	11.25	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1
162542799	33028	500000	3072.92	10	650000	650000	500000	7.375	0	1	FL	76.92	359	360	6/1/2037	7/1/2007	5/31/2007	749	P	2	N	35	PUD	Y	Y	12	120	Red	13.375	2.25	90	LIBOR 6mo	0	0	0	2.25	0	1
162539238	92833	680000	3683.33	5	850000	850000	680000	6.5	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/10/2007	770	P	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	89.89	LIBOR 1yr	0	0	0	2.25	0	1
162538782	90631	680000	3470.83	5	850000	0	680000	6.125	0	1	CA	80	357	360	4/1/2037	5/1/2007	3/26/2007	650	R	1	N	10	Single Family	N	Y	0	120	Red	11.125	2.25	89.9	LIBOR 1yr	0	0	0	2.25	0	1
162537950	92780	516000	2795	5	645000	0	516000	6.5	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/15/2007	655	R	1	N	35	PUD	N	Y	0	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
162537702	92657	668000	3687.92	5	835000	835000	668000	6.625	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/3/2007	709	P	3	N	20	Condominium	N	Y	0	120	Red	11.625	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162522028	91001	564000	3407.5	5	707000	705000	564000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	707	P	1	N	10	Single Family	Y	Y	12	120	Red	13.25	2.25	95	LIBOR 6mo	0	0	0	2.25	0	1
162519012	98029	512000	2720	48	729000	640000	512000	6.375	0	1	WA	80	360	360	7/1/2037	8/1/2007	6/29/2007	790	P	1	N	35	PUD	N	Y	0	60	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

162516883	85249	598310	3178.52	3	750000	747888	598310	6.375	0	1	AZ	80	360	360	7/1/2037	8/1/2007	6/14/2007	706	P	1	N	35	PUD	N	Y	0	60	NoRatio	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
162487456	92563	496000	3048.33	5	620000	620000	496000	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/13/2007	690	P	1	N	10	Single Family	N	Y	0	60	Red	12.375	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162483639	1742	583783.24	3985.54	22	732000	730299	584239	7.25	0	1	MA	80	359	360	6/1/2037	7/1/2007	5/31/2007	757	P	1	N	20	Condominium	N	N	0	0	Red	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
162464493	90638	528000	2970	5	660000	660000	528000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/11/2007	681	P	1	N	35	PUD	N	Y	0	60	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162455172	90004	975000	5281.25	5	1300000	1300000	975000	6.5	0	1	CA	75	358	360	5/1/2037	6/1/2007	4/11/2007	682	P	1	N	10	Single Family	Y	Y	36	120	Red	12.5	2.25	75	LIBOR 6mo	0	0	0	2.25	0	1
162387227	84096	456000	2660	45	570000	0	456000	7	0	1	UT	80	360	360	7/1/2037	8/1/2007	6/13/2007	777	R	2	N	10	Single Family	N	Y	0	120	Full	12	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162382635	92869	1273000	6497.6	5	2100000	0	1273000	6.125	0	1	CA	60.62	360	360	7/1/2037	8/1/2007	6/8/2007	702	R	1	Y	10	Single Family	N	Y	0	120	Red	11.125	2.25	60.62	LIBOR 1yr	0	0	0	2.25	0	1
162376130	33137	448000	2426.67	10	565000	560000	448000	6.5	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/25/2007	707	P	3	N	22	Condominium	N	Y	0	120	Preferred	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162370857	84770	455000	2796.35	45	650000	0	455000	7.375	0	1	UT	70	360	360	7/1/2037	8/1/2007	6/8/2007	667	R	1	Y	10	Single Family	N	Y	0	60	Red	12.375	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
162370825	93013	509950	2496.68	5	850000	0	510000	5.875	0	1	CA	60	359	360	6/1/2037	7/1/2007	5/15/2007	718	R	1	Y	10	Single Family	N	Y	0	120	Red	11.875	2.25	60	LIBOR 6mo	0	0	0	2.25	0	1
162339061	94110	975000	6906.25	5	1300000	1300000	975000	8.5	0	3	CA	75	360	360	7/1/2037	8/1/2007	6/7/2007	758	P	1	N	25	2-4 Family	N	Y	0	120	Red	14.5	2.25	90	LIBOR 6mo	0	0	0	2.25	0	1
162329500	10012	600000	3549.23	33	840000	840000	600000	5.875	0	1	NY	71.43	360	360	7/1/2037	8/1/2007	6/22/2007	779	P	1	N	22	Condominium	N	N	0	0	Preferred	10.875	2.25	71.43	LIBOR 1yr	0	0	0	2.25	0	1
162296352	96706	704000	3813.33	12	880000	0	704000	6.5	0	1	HI	80	360	360	7/1/2037	8/1/2007	6/11/2007	694	R	2	Y	35	PUD	N	Y	0	60	Full	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
162295320	93619	496000	2790	5	620000	0	496000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/6/2007	750	R	1	N	35	PUD	N	Y	0	120	Red	11.75	3.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162295064	91766	460000	2827.08	5	610000	610000	460000	7.375	0	1	CA	75.41	360	360	7/1/2037	8/1/2007	6/14/2007	685	P	1	N	10	Single Family	N	Y	0	60	Red	12.375	2.25	75.41	LIBOR 1yr	0	0	0	2.25	0	1
162293839	84098	599760	3373.65	45	800000	749700	599760	6.75	0	1	UT	80	360	360	7/1/2037	8/1/2007	6/14/2007	651	P	1	N	10	Single Family	N	Y	0	60	Full	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
162285934	90703	456000	2517.5	5	570000	570000	456000	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/6/2007	692	P	1	N	10	Single Family	N	Y	0	120	Red	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
162263476	89044	660470	3783.94	29	828000	825688	660470	6.875	0	1	NV	79.99	360	360	7/1/2037	8/1/2007	6/7/2007	711	P	1	N	35	PUD	N	Y	0	120	Red	11.875	2.25	79.99	LIBOR 1yr	0	0	0	2.25	0	1
162256339	92407	450750	2441.56	5	510000	500849	450750	6.5	0	1	CA	90	360	360	7/1/2037	8/1/2007	6/13/2007	717	P	1	N	10	Single Family	N	Y	0	60	NINA	11.5	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
162106688	94513	559900	2916.15	5	731000	0	559900	6.25	0	1	CA	76.59	359	360	6/1/2037	7/1/2007	5/18/2007	638	R	1	N	10	Single Family	N	Y	0	60	Full	11.25	2.25	94.99	LIBOR 1yr	0	0	0	2.25	0	1
162094126	92253	725000	4002.6	5	1730000	1727606	725000	6.625	0	1	CA	41.97	360	360	7/1/2037	8/1/2007	6/21/2007	632	P	1	N	10	Single Family	N	Y	0	60	Full	11.625	2.25	41.97	LIBOR 1yr	0	0	0	2.25	0	1
162074564	90291	650000	3723.96	5	975000	867000	650000	6.875	0	1	CA	74.97	357	360	4/1/2037	5/1/2007	3/8/2007	743	P	2	N	10	Single Family	N	Y	0	120	Red	12.875	3.5	95	LIBOR 6mo	0	0	0	3.5	0	1
162074212	91206	472000	2704.17	5	600000	590000	472000	6.875	0	1	CA	80	356	360	3/1/2037	4/1/2007	2/26/2007	659	P	1	N	10	Single Family	Y	Y	36	120	Red	12.875	2.75	100	LIBOR 6mo	0	0	0	6.875	0	1
162068755	91104	540000	3093.75	5	675000	0	540000	6.875	0	2	CA	80	356	360	3/1/2037	4/1/2007	2/14/2007	692	R	1	N	25	2-4 Family	Y	Y	36	120	Red	12.875	3.5	96.37	LIBOR 6mo	0	0	0	3.5	0	1
162059594	92707	504000	2782.5	5	635000	0	504000	6.625	0	1	CA	79.37	360	360	7/1/2037	8/1/2007	6/1/2007	668	R	1	Y	10	Single Family	Y	Y	36	120	Red	12.625	2.25	79.37	LIBOR 6mo	0	0	0	2.25	0	1
162059266	92029	650000	3385.42	5	930000	0	650000	6.25	0	1	CA	69.89	360	360	7/1/2037	8/1/2007	6/15/2007	620	R	1	N	10	Single Family	Y	Y	36	120	Red	11.25	2.25	69.89	LIBOR 1yr	0	0	0	2.25	0	1
162059098	93940	638000	3987.5	5	1160000	0	638000	7.5	0	1	CA	55	360	360	7/1/2037	8/1/2007	6/6/2007	750	R	2	Y	10	Single Family	N	Y	0	120	NoRatio	13.5	2.25	55	LIBOR 6mo	0	0	0	2.25	0	1
162033799	85212	520000	2979.17	3	650000	0	520000	6.875	0	1	AZ	80	360	360	7/1/2037	8/1/2007	6/15/2007	687	R	1	N	35	PUD	N	Y	0	60	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
162031847	92646	650000	3453.13	5	890000	0	650000	6.375	0	1	CA	73.03	360	360	7/1/2037	8/1/2007	6/1/2007	738	R	1	N	10	Single Family	N	Y	0	60	Red	11.375	2.25	89.33	LIBOR 1yr	0	0	0	2.25	0	1
162024606	91354	518600	2701.04	5	655000	648311	518600	6.25	0	1	CA	79.99	360	360	7/1/2037	8/1/2007	6/1/2007	730	P	1	N	35	PUD	N	Y	0	60	SISA	11.25	2.25	79.99	LIBOR 1yr	0	0	0	2.25	0	1
161993522	89523	483900	2822.75	29	549965	537696	483900	7	0.67	1	NV	90	360	360	7/1/2037	8/1/2007	6/7/2007	774	P	3	N	35	PUD	N	Y	0	60	NoRatio	12	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
161954677	93030	442400	2534.58	5	621600	553000	442400	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/11/2007	691	P	1	N	10	Single Family	N	Y	0	60	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
161954629	94580	463000	2459.69	5	680000	0	463000	6.375	0	1	CA	68.09	360	360	7/1/2037	8/1/2007	6/1/2007	747	R	2	N	10	Single Family	Y	Y	12	60	Red	11.375	2.25	68.09	LIBOR 1yr	0	0	0	2.25	0	1
161913240	94513	622610	3502.18	5	820000	778263	622610	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/7/2007	712	P	1	N	10	Single Family	N	Y	0	60	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
161900558	33647	649999	4265.62	10	825000	825000	649999	7.875	0	1	FL	78.79	359	360	6/1/2037	7/1/2007	5/30/2007	650	P	3	N	35	PUD	N	Y	0	120	Red	13.875	2.25	78.79	LIBOR 6mo	0	0	0	2.25	0	1
161886668	94534	649500	3315.16	5	830000	0	649500	6.125	0	1	CA	78.25	360	360	7/1/2037	8/1/2007	6/7/2007	693	R	1	Y	10	Single Family	Y	Y	36	120	Red	11.125	2.25	85.84	LIBOR 1yr	0	0	0	2.25	0	1
161883956	92344	644000	3890.83	5	805000	0	644000	7.25	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/24/2007	632	R	1	Y	10	Single Family	N	Y	0	60	Full	12.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
161883532	30309	689000	3732.08	11	1100000	0	689000	6.5	0	1	GA	62.64	360	360	7/1/2037	8/1/2007	6/18/2007	753	R	2	Y	10	Single Family	N	Y	0	120	Red	11.5	2.25	62.64	LIBOR 1yr	0	0	0	2.25	0	1
161878363	96793	720000	3975	12	800000	0	720000	6.625	0	1	HI	90	360	360	7/1/2037	8/1/2007	6/12/2007	650	R	1	Y	10	Single Family	Y	Y	36	60	Full	11.625	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
161863826	94551	500000	2604.17	5	625000	625000	500000	6.25	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/24/2007	797	P	1	N	10	Single Family	Y	Y	36	60	NoRatio	11.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
161863802	85258	644000	3085.83	3	808000	805000	644000	5.75	0	1	AZ	80	360	360	7/1/2037	8/1/2007	6/11/2007	715	P	1	N	35	PUD	N	Y	0	120	Red	11.75	2.25	95	LIBOR 6mo	0	0	0	2.25	0	1
161863634	81631	535000	3176.56	6	775000	775000	535000	7.125	0	1	CO	69.03	360	360	7/1/2037	8/1/2007	6/29/2007	669	P	1	N	35	PUD	N	Y	0	60	Red	12.125	2.25	69.03	LIBOR 1yr	0	0	0	2.25	0	1
161860457	23451	750000	3750	47	1160000	0	750000	6	0	1	VA	64.66	360	360	7/1/2037	8/1/2007	6/4/2007	720	R	1	Y	20	Condominium	N	Y	0	120	NoRatio	11	2.25	64.66	LIBOR 1yr	0	0	0	2.25	0	1
161848848	95391	470750	2402.79	5	589000	588450	470750	6.125	0	1	CA	80	480	480	7/1/2047	8/1/2007	6/1/2007	721	P	1	N	10	Single Family	N	Y	0	60	Red	11.125	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
161835646	94401	601600	3753.2	5	752000	0	601600	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/8/2007	688	R	1	N	20	Condominium	N	N	0	0	Red	11.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
161828861	91744	562184.66	4475.5	5	625000	625000	562500	8.875	0.69	1	CA	90	359	360	6/1/2037	7/1/2007	5/14/2007	660	P	1	N	10	Single Family	Y	N	12	0	Red	13.875	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
161788664	92647	496000	2376.67	5	620000	0	496000	5.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/1/2007	696	R	1	Y	10	Single Family	Y	Y	36	60	Red	10.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
161686355	89183	420000	2100	29	525000	0	420000	6	0	1	NV	80	359	360	6/1/2037	7/1/2007	5/21/2007	673	R	1	Y	35	PUD	N	Y	0	60	Red	11	2.25	89.33	LIBOR 1yr	0	0	0	2.25	0	1
161629308	90037	536000	2847.5	5	670000	0	536000	6.375	0	2	CA	80	359	360	6/1/2037	7/1/2007	5/18/2007	729	R	1	N	25	2-4 Family	Y	Y	60	120	Red	12.375	2.25	81.57	LIBOR 6mo	0	0	0	2.25	0	1
161628436	92337	472000	2507.5	5	590000	0	472000	6.375	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/17/2007	760	R	1	N	10	Single Family	Y	Y	12	60	Red	11.375	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1
161612146	21045	449550	2481.89	21	565000	561990	449550	6.625	0	1	MD	79.99	359	360	6/1/2037	7/1/2007	5/31/2007	702	P	1	N	20	Condominium	N	Y	0	60	NoRatio	11.625	2.25	79.99	LIBOR 1yr	0	0	0	2.25	0	1
161567955	80126	800000	4333.33	6	1000000	0	800000	6.5	0	1	CO	80	359	360	6/1/2037	7/1/2007	5/1/2007	692	R	1	N	35	PUD	N	Y	0	60	Red	11.5	2.25	84	LIBOR 1yr	0	0	0	2.25	0	1
161556640	33139	520000	3029	10	705000	650000	520000	6.99	0	1	FL	80	358	360	5/1/2037	6/1/2007	4/23/2007	765	P	1	N	22	Condominium	Y	Y	36	120	NoRatio	12.99	2.25	100	LIBOR 6mo	0	0	0	2.25	0	1
161490551	19454	562208	3162.42	39	703420	703420	562208	6.75	0	1	PA	79.92	359	360	6/1/2037	7/1/2007	5/30/2007	690	P	1	N	35	PUD	N	Y	0	60	Red	11.75	2.25	85.3	LIBOR 1yr	0	0	0	2.25	0	1
161486614	93536	560373	2568.38	5	715000	700467	560373	5.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/1/2007	702	P	1	N	35	PUD	N	Y	0	120	Red	10.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
161401700	92880	509600	2547.58	5	637000	637000	509600	5.999	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/21/2007	764	P	1	N	10	Single Family	N	Y	0	120	Red	10.999	2.25	99.99	LIBOR 1yr	0	0	0	2.25	0	1
161301015	90240	486000	3037.5	5	560000	0	486000	7.5	0	1	CA	86.79	359	360	6/1/2037	7/1/2007	5/10/2007	681	R	1	N	35	PUD	Y	Y	36	120	Red	13.5	2.25	86.79	LIBOR 6mo	0	25	0	2.25	0	1
161293270	22601	525200	3227.79	47	865000	808000	525200	7.375	0	1	VA	65	358	360	5/1/2037	6/1/2007	5/1/2007	660	P	1	N	10	Single Family	N	Y	0	120	NINA	12.375	3.25	65	LIBOR 6mo	0	0	0	3.25	0	1
161247824	94568	472888	2118.14	5	591111	591111	472888	5.375	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/14/2007	680	P	1	N	20	Condominium	N	Y	0	120	Red	10.375	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
161193234	91709	749792.09	4139.63	5	1150000	1115000	750000	6.625	0	1	CA	67.26	359	360	6/1/2037	7/1/2007	5/8/2007	725	P	1	N	10	Single Family	Y	Y	12	60	Red	11.625	2.25	67.26	LIBOR 1yr	0	0	0	2.25	0	1
161157157	93940	1000000	5312.5	5	4000000	0	1000000	6.375	0	1	CA	25	360	360	7/1/2037	8/1/2007	6/9/2007	790	R	1	Y	10	Single Family	N	Y	0	60	Red	11.375	2.25	25	LIBOR 1yr	0	0	0	2.25	0	1
161145692	90094	580000	2839.58	5	733000	733100	580000	5.875	0	1	CA	79.13	359	360	6/1/2037	7/1/2007	5/17/2007	699	P	2	N	20	Condominium	N	Y	0	60	Red	10.875	2.25	79.13	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

161101830	20152	588000	3062.5	47	800000	0	588000	6.25	0	1	VA	73.5	358	360	5/1/2037	6/1/2007	5/3/2007	750	R	2	N	10	Single Family	Y	Y	36	120	Alt	11.25	2.25	73.5	LIBOR 1yr	0	0	0	2.25	0	1
161057297	92701	518434.24	2484.21	5	648500	648124	518450	5.75	0	1	CA	79.99	359	360	6/1/2037	7/1/2007	5/15/2007	694	P	1	N	20	Condominium	N	Y	0	60	Red	10.75	2.25	94.99	LIBOR 1yr	0	0	0	2.25	0	1
160997321	89141	751084	3677.18	29	940000	938855	751084	5.875	0	1	NV	80	359	360	6/1/2037	7/1/2007	5/24/2007	694	P	1	N	35	PUD	Y	Y	12	60	Red	10.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
160971118	85383	552250	2703.72	3	700000	690324	552250	5.875	0	1	AZ	80	359	360	6/1/2037	7/1/2007	5/15/2007	702	P	1	N	35	PUD	N	Y	0	60	NoRatio	10.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
160858024	92655	680000	4108.33	5	850000	0	680000	7.25	0	2	CA	80	356	360	3/1/2037	4/1/2007	2/27/2007	708	R	1	Y	25	2-4 Family	Y	Y	36	60	Red	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
160857720	94568	481750	2258.2	5	602200	602200	481750	5.625	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/3/2007	656	P	1	N	20	Condominium	N	Y	0	120	Red	10.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
160562563	92782	455200	2465.67	5	569000	569000	455200	6.5	0	1	CA	80	359	360	6/1/2037	7/1/2007	5/8/2007	649	P	1	N	20	Condominium	N	Y	0	60	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
160445148	91773	540000	2643.75	5	675000	0	540000	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/18/2007	626	R	1	Y	10	Single Family	N	Y	0	60	Full	10.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170994498	94523	464000	2513.33	5	580000	580000	464000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	733	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171001995	91733	540000	3431.25	5	675000	675000	540000	7.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	740	P	1	N	25	2-4 Family	Y	Y	12	120	Red	12.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171210660	94531	650000	4062.5	5	845000	845000	650000	7.5	0	1	CA	76.92	360	360	7/1/2037	8/1/2007	6/16/2007	792	P	1	N	10	Single Family	Y	Y	36	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
158206986	33133	459440	2775.78	10	670000	574300	459440	7.25	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/18/2007	747	P	1	N	22	Condominium	Y	Y	60	120	Preferred	12.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
161914544	34102	1650000	9109.38	10	3800000	0	1650000	6.625	0	1	FL	43.42	360	360	7/1/2037	8/1/2007	6/25/2007	705	R	1	Y	10	Single Family	N	Y	0	60	Red	11.625	2.25	43.42	LIBOR 1yr	0	0	0	2.25	0	1
171217333	2130	460000	3216.39	22	575000	575500	460000	7.5	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/13/2007	645	P	1	N	20	Condominium	N	N	0	0	Red	12.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171300836	94118	750000	3906.25	5	1700000	0	750000	6.25	0	2	CA	44.12	360	360	8/1/2037	9/1/2007	7/12/2007	754	R	1	Y	25	2-4 Family	Y	Y	12	120	Red	11.25	2.25	55.88	LIBOR 1yr	0	0	0	2.25	0	1
171663186	95361	851000	4786.88	5	1110000	0	851000	6.75	0	1	CA	76.67	360	360	8/1/2037	9/1/2007	7/10/2007	684	R	1	N	10	Single Family	N	Y	0	120	Red	11.75	2.25	76.67	LIBOR 1yr	0	0	0	2.25	0	1
171767585	33131	512000	3579.98	10	665000	640000	512000	7.5	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/17/2007	717	P	1	N	22	Condominium	N	N	0	0	Red	12.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171768209	92082	508000	2645.83	5	635000	0	508000	6.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	716	R	1	N	10	Single Family	Y	Y	12	120	Red	11.25	2.25	84.33	LIBOR 1yr	0	0	0	2.25	0	1
176023500	90015	539532	3203.47	5	675000	674415	539532	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	669	P	1	N	22	Condominium	N	Y	0	120	Red	12.125	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
176044183	91360	472000	2655	5	685000	590000	472000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	773	P	2	N	10	Single Family	N	Y	0	120	Full	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
176107837	92881	600000	4125	5	885000	750000	600000	8.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	768	P	1	N	10	Single Family	N	Y	0	120	Red	13.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176269211	80209	552000	3335	6	690000	690000	552000	7.25	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/19/2007	736	P	1	N	10	Single Family	Y	Y	36	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176273828	93003	540000	3093.75	5	675000	0	540000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	805	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.875	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176275668	90815	495200	2785.5	5	619000	619000	495200	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/13/2007	679	P	1	N	10	Single Family	Y	Y	12	120	Red	11.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
176348397	95051	456000	2802.5	5	580000	570000	456000	7.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	742	P	1	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176651174	22201	590000	3072.92	47	785000	0	590000	6.25	0	1	VA	75.16	360	360	8/1/2037	9/1/2007	7/17/2007	753	R	1	N	22	Condominium	N	Y	0	120	Preferred	11.25	2.25	75.16	LIBOR 1yr	0	0	0	2.25	0	1
176673503	11510	499999	3281.24	33	575000	556200	499999	7.875	0	1	NY	89.9	360	360	8/1/2037	9/1/2007	7/13/2007	663	P	1	N	10	Single Family	Y	Y	12	120	Red	12.875	2.25	89.9	LIBOR 1yr	0	25	0	2.25	0	1
22607444	92563	447863	2239.32	5	495000	471435	447863	6	0	1	CA	95	479	480	6/1/2047	7/1/2007	5/14/2007	769	P	1	N	10	Single Family	N	Y	0	60	NoRatio	11	2.25	95	LIBOR 1yr	0	30	0	2.25	0	1
22647819	92337	534342	2727.37	5	700000	667928	534342	6.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	677	P	1	N	10	Single Family	N	Y	0	60	Red	11.125	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
121250805	92612	1368885	7985.16	5	1711107	1711107	1368885	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	728	P	1	N	22	Condominium	Y	Y	12	120	Red	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
153478569	95035	449592	2435.29	5	565000	561990	449592	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	685	P	1	N	20	Condominium	N	Y	0	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
156722777	92407	495715	2426.94	5	620000	619645	495715	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	667	P	1	N	10	Single Family	N	Y	0	120	NINA	10.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
176846711	89011	620000	4262.5	29	780000	775000	620000	8.25	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/17/2007	729	P	1	N	20	Condominium	Y	Y	12	120	Red	13.25	2.25	99.35	LIBOR 1yr	0	0	0	2.25	0	1
176595304	97702	675000	4640.63	38	905000	900000	675000	8.25	0	1	OR	75	360	360	8/1/2037	9/1/2007	7/19/2007	805	P	1	N	35	PUD	N	Y	0	120	Red	13.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176481659	92649	736000	5290	5	945000	920000	736000	8.625	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	655	P	1	N	10	Single Family	N	Y	0	120	Full	13.625	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
159750165	91423	534000	2670	5	950000	0	534000	6	0	1	CA	56.21	360	360	7/1/2037	8/1/2007	6/18/2007	693	R	1	N	10	Single Family	N	Y	0	60	Red	11	2.25	72	LIBOR 1yr	0	0	0	2.25	0	1
176354389	95624	500000	3496.07	5	654800	0	500000	7.5	0	1	CA	76.36	360	360	7/1/2037	8/1/2007	6/28/2007	681	R	1	N	10	Single Family	Y	N	12	0	Red	12.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
176195926	95123	640000	3666.67	5	805000	800000	640000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	686	P	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	93.75	LIBOR 1yr	0	0	0	2.25	0	1
176183196	95111	739080	4773.23	5	924000	923850	739080	7.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	765	P	1	N	10	Single Family	Y	Y	12	120	Red	12.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
176111213	93021	464000	2658.33	5	580000	580000	464000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	745	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176111157	90068	500000	2864.58	5	640000	640000	500000	6.875	0	1	CA	78.13	360	360	7/1/2037	8/1/2007	6/28/2007	696	P	1	N	20	Condominium	Y	Y	12	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
176110965	27615	524000	2838.33	34	660000	655000	524000	6.5	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/2/2007	749	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
176091331	94127	952000	6346.67	5	4400000	1360000	952000	8	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/28/2007	733	P	2	N	10	Single Family	N	Y	0	120	Red	13	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
176091307	92627	504000	2730	5	640000	630000	504000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	742	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
176085815	11561	600000	3375	33	800000	0	600000	6.75	0	1	NY	75	360	360	7/1/2037	8/1/2007	6/29/2007	735	R	3	Y	10	Single Family	Y	Y	12	120	NoRatio	11.75	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
175958244	94134	947600	5330.25	5	1185000	1184500	947600	6.75	0	2	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	717	P	1	N	25	2-4 Family	Y	Y	12	120	Red	11.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
175813356	85003	511350	3195.94	3	682000	681805	511350	7.5	0	1	AZ	75	360	360	7/1/2037	8/1/2007	6/27/2007	725	P	2	N	20	Condominium	Y	Y	36	120	Red	12.5	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
175813004	34787	420000	2625	10	615000	525000	420000	7.5	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/27/2007	660	P	1	N	35	PUD	Y	Y	12	120	Red	12.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171776834	59937	1000000	5625	27	1475000	1475000	1000000	6.75	0	1	MT	67.8	360	360	7/1/2037	8/1/2007	6/20/2007	657	P	3	N	10	Single Family	N	Y	0	120	Alt	11.75	2.25	67.8	LIBOR 1yr	0	0	0	2.25	0	1
171769273	95391	621740	3108.7	5	777176	777176	621740	6	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	697	P	1	N	10	Single Family	N	Y	0	120	Red	11	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171768625	90019	514400	2786.33	5	643000	643000	514400	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	759	P	1	N	10	Single Family	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171750632	93905	479200	2995	5	599000	0	479200	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	709	R	2	Y	10	Single Family	Y	Y	12	120	Red	12.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171736928	60015	1282500	9351.56	14	1710000	1710000	1282500	8.75	0	1	IL	75	360	360	8/1/2037	9/1/2007	7/2/2007	726	P	1	N	10	Single Family	N	Y	0	120	Red	13.75	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1
171698405	89084	500000	3281.25	29	625000	625000	500000	7.875	0	1	NV	80	360	360	7/1/2037	8/1/2007	6/27/2007	700	P	1	N	35	PUD	Y	Y	36	120	Red	12.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171696732	91103	660000	3506.25	5	950000	0	660000	6.375	0	3	CA	69.47	360	360	7/1/2037	8/1/2007	6/27/2007	704	R	1	N	25	2-4 Family	Y	Y	36	120	Red	11.375	2.25	69.47	LIBOR 1yr	0	0	0	2.25	0	1
171695668	92024	486800	3245.33	5	650000	0	486800	8	0	1	CA	74.89	360	360	7/1/2037	8/1/2007	6/27/2007	628	R	1	Y	35	PUD	N	Y	0	120	SISA	13	2.25	74.89	LIBOR 1yr	0	0	0	2.25	0	1
171680947	10004	452000	2542.5	33	565000	565000	452000	6.75	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/29/2007	709	P	1	N	22	Condominium	Y	Y	36	120	Preferred	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171677675	94115	649500	3247.5	5	866000	866000	649500	6	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/3/2007	767	P	3	N	22	Condominium	Y	Y	12	120	Red	11	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171662381	7661	420000	2275	31	525000	0	420000	6.5	0	1	NJ	80	360	360	7/1/2037	8/1/2007	6/26/2007	637	R	1	N	10	Single Family	N	Y	0	120	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171640851	91307	650000	3182.29	5	855000	0	650000	5.875	0	1	CA	76.02	360	360	8/1/2037	9/1/2007	6/26/2007	717	R	1	Y	10	Single Family	Y	Y	12	120	Red	10.875	2.25	76.02	LIBOR 1yr	0	0	0	2.25	0	1
171620208	90604	428000	2452.08	5	541000	535000	428000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	751	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171615023	33160	993930	5694.39	10	1550000	1419900	993930	6.875	0	1	FL	70	360	360	7/1/2037	8/1/2007	6/28/2007	727	P	1	N	22	Condominium	Y	Y	36	120	Preferred	11.875	2.25	87.61	LIBOR 1yr	0	0	0	2.25	0	1
171610863	92040	467000	2967.4	5	585000	0	467000	7.625	0	1	CA	79.83	360	360	7/1/2037	8/1/2007	6/22/2007	687	R	1	Y	10	Single Family	Y	Y	12	120	Red	12.625	2.25	79.83	LIBOR 1yr	115	0	0	2.25	0	1
171598725	91709	428000	2452.08	5	570000	0	428000	6.875	0	1	CA	75.09	360	360	7/1/2037	8/1/2007	6/25/2007	710	R	1	N	10	Single Family	Y	Y	36	120	Red	11.875	2.25	93.86	LIBOR 1yr	0	0	0	2.25	0	1
171584732	91401	584000	3954.17	5	730000	730000	584000	8.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	713	P	1	N	10	Single Family	N	Y	0	120	Red	13.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171580851	92646	557000	3017.08	5	710000	0	557000	6.5	0	1	CA	78.45	360	360	7/1/2037	8/1/2007	6/21/2007	671	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.5	2.25	78.45	LIBOR 1yr	0	0	0	2.25	0	1
171554543	92648	640000	3533.33	5	1240000	0	640000	6.625	0	1	CA	51.61	360	360	7/1/2037	8/1/2007	6/25/2007	770	R	1	Y	10	Single Family	N	Y	0	120	NoRatio	11.625	2.25	51.61	LIBOR 1yr	0	0	0	2.25	0	1
171550578	85258	485000	2323.96	3	715000	0	485000	5.75	0	1	AZ	67.83	360	360	8/1/2037	9/1/2007	7/2/2007	644	R	1	Y	35	PUD	Y	Y	12	120	Full	10.75	2.25	67.83	LIBOR 1yr	0	0	0	2.25	0	1
171491787	93015	534400	2727.67	5	668000	668000	534400	6.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	689	P	1	N	10	Single Family	Y	Y	36	120	Red	11.125	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

171491435	91739	559200	2796	5	700000	699000	559200	6	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	673	P	1	N	10	Single Family	Y	Y	12	120	Red	11	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171471277	20721	500000	2552.08	21	625000	0	500000	6.125	0	1	MD	80	360	360	7/1/2037	8/1/2007	6/26/2007	673	R	1	Y	35	PUD	N	Y	0	120	Red	11.125	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171434529	98230	453750	2835.94	48	605000	605000	453750	7.5	0	1	WA	75	360	360	7/1/2037	8/1/2007	6/28/2007	700	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
171432012	91344	430000	2373.96	5	580000	580000	430000	6.625	0	1	CA	74.14	360	360	7/1/2037	8/1/2007	6/20/2007	666	P	1	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	74.14	LIBOR 1yr	0	0	0	2.25	0	1
171431868	92116	428000	2452.08	5	545000	535000	428000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	758	P	2	N	10	Single Family	Y	Y	36	120	Red	11.875	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171415662	32837	432000	2610	10	542000	540000	432000	7.25	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/29/2007	654	P	1	N	35	PUD	Y	Y	36	120	Full	12.25	2.25	95	LIBOR 1yr	110	0	0	2.25	0	1
171415022	33908	680000	3895.83	10	850000	850000	680000	6.875	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/27/2007	768	P	3	N	35	PUD	Y	Y	60	120	Red	11.875	2.25	85	LIBOR 1yr	0	0	0	2.25	0	1
171410318	95076	468000	2681.25	5	585000	585000	468000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	709	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171405933	80501	494400	2729.5	6	645000	618000	494400	6.625	0	1	CO	80	360	360	7/1/2037	8/1/2007	6/28/2007	684	P	1	N	35	PUD	N	Y	0	120	Red	11.625	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171396634	92801	456000	2565	5	575000	570000	456000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	700	P	1	N	10	Single Family	Y	Y	36	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171396618	91345	424000	2561.67	5	530000	530000	424000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	764	P	1	N	10	Single Family	N	Y	0	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171396362	94558	468000	2340	5	585000	585000	468000	6	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	702	P	1	N	10	Single Family	Y	Y	12	120	Red	11	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171380149	94901	700000	3718.75	5	3350000	0	700000	6.375	0	1	CA	20.9	360	360	7/1/2037	8/1/2007	6/26/2007	781	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	20.9	LIBOR 1yr	0	0	0	2.25	0	1
171339601	89131	436450	2000.4	29	460000	459436	436450	5.5	0	1	NV	95	360	360	7/1/2037	8/1/2007	6/27/2007	688	P	1	N	35	PUD	N	Y	0	120	Red	10.5	2.25	95	LIBOR 1yr	0	30	0	2.25	0	1
171338761	91780	568000	3017.5	5	728000	0	568000	6.375	0	1	CA	78.02	360	360	7/1/2037	8/1/2007	6/21/2007	697	R	1	N	10	Single Family	Y	Y	36	120	Red	11.375	2.25	82.9	LIBOR 1yr	0	0	0	2.25	0	1
171338417	91732	431200	2832.68	5	539000	539000	431200	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	773	P	1	N	10	Single Family	Y	N	36	0	Red	11.875	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171337889	93030	596000	3414.58	5	745000	745000	596000	6.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/27/2007	734	P	1	N	10	Single Family	Y	Y	12	120	Red	11.875	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171332072	81631	560600	2394.23	6	728000	700750	560600	5.125	0	1	CO	80	360	360	7/1/2037	8/1/2007	6/22/2007	750	P	1	N	35	PUD	N	Y	0	120	Red	10.125	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171328631	22312	480000	2800	47	654000	600000	480000	7	0	1	VA	80	360	360	7/1/2037	8/1/2007	6/15/2007	692	P	2	N	35	PUD	N	Y	0	120	Full	12	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171318886	94608	488000	2643.33	5	610000	610000	488000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/29/2007	718	P	1	N	20	Condominium	Y	Y	12	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171316830	93933	460000	2395.83	5	575000	575000	460000	6.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	718	P	1	N	10	Single Family	N	Y	0	120	Red	11.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171315454	90068	958763	5193.3	5	1278351	1278351	958763	6.5	0	4	CA	75	360	360	7/1/2037	8/1/2007	6/21/2007	702	P	1	N	25	2-4 Family	N	Y	0	120	Red	11.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171315166	91602	616000	3785.83	5	800000	770000	616000	7.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	689	P	1	N	10	Single Family	Y	Y	12	120	Red	12.375	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171315110	94124	512000	2773.33	5	640000	0	512000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	733	R	1	Y	10	Single Family	N	Y	0	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171313486	92806	464000	2513.33	5	580000	580000	464000	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	716	P	1	N	10	Single Family	Y	Y	36	120	Red	11.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171268370	84105	825000	5282.57	45	1100000	0	825000	6.625	0	1	UT	75	360	360	8/1/2037	9/1/2007	6/27/2007	685	R	1	Y	10	Single Family	N	N	0	0	Red	11.625	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
171258527	8202	2555000	15968.75	31	3650000	3650000	2555000	7.5	0	1	NJ	70	360	360	8/1/2037	9/1/2007	7/5/2007	782	P	3	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
171258454	91405	435000	2265.63	5	635000	0	435000	6.25	0	1	CA	68.5	360	360	7/1/2037	8/1/2007	6/21/2007	727	R	1	Y	10	Single Family	Y	Y	12	120	NoRatio	11.25	2.25	68.5	LIBOR 1yr	0	0	0	2.25	0	1
171243449	90274	1400000	7145.83	5	2000000	0	1400000	6.125	0	1	CA	70	360	360	8/1/2037	9/1/2007	6/28/2007	718	R	1	Y	35	PUD	Y	Y	12	120	Red	11.125	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
171218629	92646	504000	2835	5	630000	0	504000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	690	R	1	Y	35	PUD	Y	Y	12	120	Red	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171218117	92056	466000	2815.42	5	583000	582500	466000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	770	P	1	N	10	Single Family	Y	Y	36	120	Red	12.25	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171213053	95117	422400	2332	5	528000	0	422400	6.625	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	690	R	1	N	20	Condominium	Y	Y	12	120	Red	11.625	2.25	80.02	LIBOR 1yr	0	0	0	2.25	0	1
171208340	94561	499750	1978.18	5	624695	624695	499750	4.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	692	P	1	N	10	Single Family	N	Y	0	120	Red	9.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171206052	33160	840000	5075	10	1050000	1050000	840000	7.25	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/28/2007	660	P	1	N	22	Condominium	Y	Y	12	120	Red	12.25	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171203740	90047	548000	3425	5	685000	685000	548000	7.5	0	2	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	745	P	1	N	25	2-4 Family	Y	Y	12	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171197850	98178	552500	3629.53	48	650000	0	552500	6.875	0.41	1	WA	85	360	360	7/1/2037	8/1/2007	6/25/2007	688	R	1	N	10	Single Family	N	N	0	0	NoRatio	11.875	2.75	85	LIBOR 1yr	0	12	0	2.75	0	1
171195049	98107	422000	2461.67	48	560000	0	422000	7	0	1	WA	75.36	360	360	7/1/2037	8/1/2007	6/21/2007	627	R	1	N	10	Single Family	Y	Y	60	120	Red	12	2.25	75.36	LIBOR 1yr	0	0	0	2.25	0	1
171187388	91765	452000	2401.25	5	565000	0	452000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	775	R	1	N	10	Single Family	Y	Y	36	120	Red	11.375	2.25	84.51	LIBOR 1yr	0	0	0	2.25	0	1
171168787	91335	424000	2252.5	5	530000	0	424000	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/23/2007	698	R	1	N	10	Single Family	N	Y	0	120	Red	11.375	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171162128	6831	770000	4652.08	7	1400000	0	770000	7.25	0	1	CT	55	360	360	7/1/2037	8/1/2007	6/29/2007	679	R	2	Y	10	Single Family	Y	Y	12	120	Red	12.25	2.25	55	LIBOR 1yr	0	0	0	2.25	0	1
171158779	92028	500000	3281.25	5	775000	0	500000	7.875	0	1	CA	64.52	360	360	7/1/2037	8/1/2007	6/22/2007	683	R	1	Y	10	Single Family	N	Y	0	120	NINA	12.875	2.25	64.52	LIBOR 1yr	0	0	0	2.25	0	1
171154306	92883	440000	2200	5	550000	550000	440000	6	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	747	P	1	N	35	PUD	Y	Y	12	120	Red	11	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171128493	92118	1200000	7125	5	1550000	1500000	1200000	7.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/19/2007	752	P	1	N	10	Single Family	N	Y	0	120	Red	12.125	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171127757	91910	499200	2704	5	624000	0	499200	6.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	732	R	2	N	10	Single Family	Y	Y	60	120	Red	11.5	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
171127541	95330	440000	2016.67	5	550000	550000	440000	5.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/20/2007	679	P	1	N	10	Single Family	Y	Y	12	120	Red	10.5	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171123301	92562	456000	3087.5	5	600000	570000	456000	8.125	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	709	P	1	N	10	Single Family	N	Y	0	120	Red	13.125	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1

																					Refi				Int	Payoff							ARMNeg
				CHL														Loan			Cash			Payoff	Only	Penalty							AmortPrin		PayOption	ARM	ARMIntro
		Current		State	Apprsl	Purchase		Note		Units		Calc	Remaining	Amort	Maturity	FirstPmt		FICO	Fin	Occ	Out	Prop	PropType	Penalty	Flag	Win	IntOnly		ARM	ARM		ARMIndex	BalMaxAdj		InitialRecast	Floor	RateReset
LoanNum	Zip	SchBal	PIAmt	Cd	Amt	Amt	LoanAmt	Rate	LPMI	Cnt	State	LTV	Term	Term	Dt	DueDt	MtgDt	Score	Type	Type	Flag	Type	Desc	Flag	Bit	Months	TermMon	DocType	Ceiling	Margin	CLTV	Type	Pct	MIPct	Mon	Rate	Months	Group

171122236	91107	797600	4652.67	5	997000	997000	797600	7	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/28/2007	705	P	1	N	10	Single Family	Y	Y	36	120	Red	12	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
171108467	91326	600000	3375	5	750000	750000	600000	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/15/2007	729	P	1	N	10	Single Family	Y	Y	36	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
171102181	94015	650000	3453.13	5	830000	0	650000	6.375	0	1	CA	78.31	360	360	7/1/2037	8/1/2007	6/20/2007	683	R	1	Y	10	Single Family	Y	Y	12	120	Red	11.375	2.25	78.31	LIBOR 1yr	0	0	0	2.25	0	1
171088626	90503	450000	2484.38	5	647000	0	450000	6.625	0	1	CA	69.55	360	360	7/1/2037	8/1/2007	6/27/2007	779	R	2	N	10	Single Family	Y	Y	12	120	Red	11.625	2.25	69.55	LIBOR 1yr	0	0	0	2.25	0	1
171082949	92103	488800	3156.83	5	611000	611000	488800	7.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	713	P	2	N	10	Single Family	N	Y	0	120	Red	12.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
171000763	56448	637500	4403.05	24	850000	0	637500	7.375	0	1	MN	75	360	360	7/1/2037	8/1/2007	6/27/2007	696	R	3	Y	10	Single Family	N	N	0	0	Red	12.375	2.25	75	LIBOR 1yr	0	0	0	2.25	0	1
170981047	91367	430000	2015.63	5	540000	0	430000	5.625	0	1	CA	79.63	360	360	7/1/2037	8/1/2007	6/18/2007	692	R	1	Y	10	Single Family	Y	Y	36	120	Red	10.625	2.25	79.63	LIBOR 1yr	0	0	0	2.25	0	1
170920339	90262	440000	2154.17	5	550000	0	440000	5.875	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/21/2007	686	R	1	N	10	Single Family	Y	Y	60	120	Red	10.875	2.25	86.73	LIBOR 1yr	0	0	0	2.25	0	1
170884142	32459	1170000	6093.75	10	1675000	0	1170000	6.25	0	1	FL	69.85	360	360	7/1/2037	8/1/2007	6/21/2007	792	R	3	Y	20	Condominium	N	Y	0	120	Red	11.25	2.25	69.85	LIBOR 1yr	0	0	0	2.25	0	1
170844580	34229	520000	2870.83	10	750000	0	520000	6.625	0	1	FL	69.33	360	360	8/1/2037	9/1/2007	7/5/2007	713	R	2	N	10	Single Family	Y	Y	36	120	Red	11.625	2.25	69.33	LIBOR 1yr	0	0	0	2.25	0	1
170825264	91723	448000	2240	5	560000	0	448000	6	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/25/2007	679	R	2	N	10	Single Family	Y	Y	12	120	Red	11	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
170824192	21231	546000	3185	21	760000	0	546000	7	0	1	MD	71.84	360	360	8/1/2037	9/1/2007	7/9/2007	756	R	3	N	22	Condominium	N	Y	0	120	Preferred	12	2.25	71.84	LIBOR 1yr	0	0	0	2.25	0	1
170821752	92024	500000	2812.5	5	700000	0	500000	6.75	0	1	CA	71.43	360	360	8/1/2037	9/1/2007	7/3/2007	674	R	1	N	10	Single Family	Y	Y	36	120	SISA	11.75	2.25	83.57	LIBOR 1yr	0	0	0	2.25	0	1
170791817	92612	1446000	8133.75	5	1950000	0	1446000	6.75	0	1	CA	74.15	360	360	8/1/2037	9/1/2007	7/3/2007	697	R	1	Y	22	Condominium	N	Y	0	120	Alt	11.75	2.25	74.15	LIBOR 1yr	0	0	0	2.25	0	1
170746916	92683	512000	3200	5	640000	640000	512000	7.5	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/26/2007	742	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170713324	92692	520000	2870.83	5	650000	650000	520000	6.625	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/29/2007	755	P	1	N	35	PUD	Y	Y	12	120	Red	11.625	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170664355	92555	514045	2891.5	5	670000	642557	514045	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/14/2007	700	P	1	N	35	PUD	N	Y	0	120	Red	11.75	2.25	100	LIBOR 1yr	0	0	0	2.25	0	1
170656614	91331	432000	2295	5	540000	0	432000	6.375	0	1	CA	80	360	360	7/1/2037	8/1/2007	7/5/2007	665	R	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	87.41	LIBOR 1yr	0	0	0	2.25	0	1
170653742	33176	880000	4950	10	1100000	1100000	880000	6.75	0	1	FL	80	360	360	7/1/2037	8/1/2007	6/22/2007	672	P	1	N	10	Single Family	Y	Y	36	120	Red	11.75	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170607662	94553	610000	3494.79	5	800000	0	610000	6.875	0	1	CA	76.25	360	360	7/1/2037	8/1/2007	6/29/2007	698	R	1	N	10	Single Family	Y	Y	36	120	Red	11.875	2.25	76.25	LIBOR 1yr	0	0	0	2.25	0	1
170538781	60173	565000	2942.71	14	615000	0	565000	6.25	0	1	IL	91.87	360	360	7/1/2037	8/1/2007	6/23/2007	633	R	1	N	35	PUD	Y	Y	36	120	Alt	11.25	2.25	91.87	LIBOR 1yr	0	30	0	2.25	0	1
170378310	32309	423000	2379.38	10	470000	0	423000	6.75	0	1	FL	90	360	360	7/1/2037	8/1/2007	6/21/2007	705	R	1	Y	10	Single Family	N	Y	0	120	NINA	11.75	2.25	90	LIBOR 1yr	0	25	0	2.25	0	1
170367644	95123	607000	3477.6	5	800000	0	607000	6.875	0	1	CA	75.88	360	360	7/1/2037	8/1/2007	6/16/2007	681	R	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	84	LIBOR 1yr	0	0	0	2.25	0	1
170262863	91011	745000	4501.04	5	1050000	1050000	745000	7.25	0	1	CA	70.95	360	360	7/1/2037	8/1/2007	6/25/2007	669	P	1	N	10	Single Family	N	Y	0	120	Red	12.25	2.25	90	LIBOR 1yr	0	0	0	2.25	0	1
170257099	29455	1553500	6472.92	41	3150000	0	1553500	5	0	1	SC	49.32	360	360	7/1/2037	8/1/2007	6/28/2007	664	R	3	N	35	PUD	N	Y	0	120	Red	10	2.25	49.32	LIBOR 1yr	0	0	0	2.25	0	1
170120776	80424	745000	3725	6	980000	0	745000	6	0	1	CO	76.02	360	360	7/1/2037	8/1/2007	7/5/2007	775	R	2	N	10	Single Family	Y	Y	60	120	Red	11	2.25	76.02	LIBOR 1yr	0	0	0	2.25	0	1
170097544	91342	422400	2244	5	528000	0	422400	6.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/28/2007	707	R	1	N	10	Single Family	Y	Y	12	120	Red	11.375	2.25	98.94	LIBOR 1yr	0	0	0	2.25	0	1
170047172	91766	715200	4023	5	895000	894000	715200	6.75	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	712	P	1	N	10	Single Family	N	Y	0	120	Red	11.75	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
169883996	30180	535500	3340.82	11	630000	0	535500	6.375	0.27	1	GA	85	360	360	7/1/2037	8/1/2007	6/18/2007	719	R	1	N	35	PUD	N	N	0	0	Red	11.375	2.75	85	LIBOR 1yr	0	12	0	2.75	0	1
169814495	92626	523259	4023.41	5	985000	0	523259	8.5	0	1	CA	53.12	360	360	7/1/2037	8/1/2007	6/21/2007	739	R	1	N	10	Single Family	N	N	0	0	Red	13.5	2.25	53.12	LIBOR 1yr	0	0	0	2.25	0	1
169501658	33556	427000	2135	10	590000	0	427000	6	0	1	FL	72.37	360	360	7/1/2037	8/1/2007	6/21/2007	659	R	1	Y	10	Single Family	N	Y	0	120	Red	11	2.25	72.37	LIBOR 1yr	0	0	0	2.25	0	1
169438463	6820	1500000	8437.5	7	2150000	2125000	1500000	6.75	0	1	CT	70.59	360	360	7/1/2037	8/1/2007	6/27/2007	621	P	1	N	10	Single Family	N	Y	0	120	Full	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
169330473	60190	1000000	5000	14	1300000	0	1000000	6	0	1	IL	76.92	360	360	7/1/2037	8/1/2007	6/26/2007	694	R	1	N	10	Single Family	Y	Y	12	120	Red	11	2.25	76.92	LIBOR 1yr	0	0	0	2.25	0	1
166848297	92101	444000	3028.86	5	555000	555000	444000	7.25	0	1	CA	80	360	360	7/1/2037	8/1/2007	6/22/2007	664	P	3	N	22	Condominium	N	N	0	0	Full	12.25	2.25	95	LIBOR 1yr	0	0	0	2.25	0	1
166339949	90210	2827500	17671.88	5	4350000	4350000	2827500	7.5	0	1	CA	65	360	360	7/1/2037	8/1/2007	6/21/2007	740	P	1	N	10	Single Family	N	Y	0	120	Red	12.5	2.25	65	LIBOR 1yr	15	0	0	2.25	0	1
162839254	90066	1627500	9324.22	5	2325000	2325000	1627500	6.875	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/6/2007	719	P	1	N	10	Single Family	N	Y	0	120	Red	11.875	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
162819332	97086	438000	2190	38	590000	0	438000	6	0	1	OR	74.24	359	360	6/1/2037	7/1/2007	5/25/2007	772	R	1	N	10	Single Family	N	Y	0	60	Red	11	2.25	74.24	LIBOR 1yr	0	0	0	2.25	0	1
162263868	93427	574000	2870	5	820000	0	574000	6	0	1	CA	70	360	360	7/1/2037	8/1/2007	6/12/2007	766	R	2	N	10	Single Family	N	Y	0	120	Red	11	2.25	70	LIBOR 1yr	0	0	0	2.25	0	1
162150157	95391	509600	2123.33	5	638000	637061	509600	5	0	1	CA	79.99	360	360	7/1/2037	8/1/2007	6/8/2007	764	P	1	N	10	Single Family	N	Y	0	60	Red	10	2.25	94.99	LIBOR 1yr	0	0	0	2.25	0	1
162056818	92027	425900	3061.16	5	532500	532433	425900	8.625	0	1	CA	79.99	360	360	7/1/2037	8/1/2007	6/18/2007	737	P	1	N	35	PUD	N	Y	0	60	Red	13.625	2.25	79.99	LIBOR 1yr	0	0	0	3.625	0	1
161984225	20720	535320.77	2918.18	21	680000	669990	535950	5.125	0	1	MD	79.99	359	360	6/1/2037	7/1/2007	5/31/2007	760	P	1	N	35	PUD	N	N	0	0	Red	10.125	2.25	94.92	LIBOR 1yr	0	0	0	2.25	0	1
161964926	11206	792000	5136.9	33	990000	990000	792000	6.75	0	1	NY	80	360	360	7/1/2037	8/1/2007	6/5/2007	669	P	1	N	22	Condominium	N	N	0	0	SISA	11.75	2.25	80	LIBOR 1yr	0	0	0	2.25	0	1
161708334	85310	424600	2034.54	3	605000	531889	424600	5.75	0	1	AZ	79.83	360	360	7/1/2037	8/1/2007	6/5/2007	761	P	1	N	35	PUD	N	Y	0	60	Red	10.75	2.25	79.83	LIBOR 1yr	0	0	0	2.25	0	1
161553160	95032	1115000	5575	5	1645000	1645000	1115000	6	0	1	CA	67.78	359	360	6/1/2037	7/1/2007	5/29/2007	680	P	1	N	10	Single Family	N	Y	0	60	Alt	11	2.25	67.78	LIBOR 1yr	0	0	0	2.25	0	1
161312713	95391	568850	2370.21	5	768000	711124	568850	5	0	1	CA	79.99	360	360	7/1/2037	8/1/2007	6/1/2007	735	P	1	N	10	Single Family	N	Y	0	60	NoRatio	10	2.25	79.99	LIBOR 1yr	0	0	0	2.25	0	1
160291537	60202	1389000	7523.75	14	2400000	0	1389000	6.5	0	1	IL	57.88	359	360	6/1/2037	7/1/2007	5/10/2007	691	R	1	N	10	Single Family	N	Y	0	60	Full	11.5	2.25	57.88	LIBOR 1yr	0	0	0	2.25	0	1